AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 22, 2006.

SECURITIES ACT FILE NO. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933   ☒

PRE-EFFECTIVE AMENDMENT NO.   ☐

POST-EFFECTIVE AMENDMENT NO.   ☐

LEGG MASON PARTNERS SECTOR SERIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 BROAD STREET, NEW YORK, NY 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

1-800-451-2010

(REGISTRANT’S AREA CODE AND TELEPHONE NUMBER)

R. JAY GERKEN

LEGG MASON & CO., LLC

399 PARK AVENUE, 4TH FLOOR

NEW YORK, NY 10022

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

DIANNE E. O’DONNELL, ESQ.	ROBERT I. FRENKEL, ESQ.

WILLKIE FARR & GALLAGHER LLP	LEGG MASON & CO., LLC
787 SEVENTH AVENUE	300 FIRST STAMFORD PLACE
NEW YORK, NY 10019-6099	STAMFORD, CT 06902

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Registrant proposes that the Registration Statement become effective October 22, 2006 pursuant to Rule 488 under the Securities Act of 1933, as amended.

TITLE OF SECURITIES BEING REGISTERED:

Class A and C shares of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

LEGG MASON FUNDS

100 Light Street

Baltimore, Maryland 21202

Special Meeting of Shareholders to be held December 20, 2006

November     , 2006

Dear Shareholder:

You are being asked to vote on one or more proposed merger transactions related to Legg Mason Funds you own. In particular, we are proposing that Legg Mason Tax-Free Intermediate-Term Income Trust be merged into Legg Mason Partners Intermediate-Term Municipals Fund; that Legg Mason Pennsylvania Tax-Free Income Trust be merged into Legg Mason Partners Pennsylvania Municipals Fund; and that Legg Mason Financial Services Fund be merged into Legg Mason Partners Financial Services Fund. Detailed information about each of the proposals is contained in the enclosed materials.

The Board of Directors/Trustees of each Legg Mason Fund (each identified as “your fund”) have called a special meeting of shareholders (“Meeting”) for your fund to be held on December 20, 2006, at the offices of Legg Mason, 100 Light Street, 34th Floor, Baltimore, Maryland 21202 at 1:00 p.m. Eastern Time in order to vote on the proposed transaction regarding your fund. Each transaction involves a proposal to reorganize a fund into its corresponding surviving fund (a “Reorganization”). The attached Proxy Statement/Prospectus only asks for your approval of the proposed Reorganization for your fund. After careful consideration, the Board of your fund recommends that you vote “FOR” the proposed Reorganization.

The Reorganizations are part of a larger set of initiatives that Legg Mason has recently undertaken following its acquisition of Citigroup Asset Management in 2005. These initiatives are designed to integrate and streamline many of the company’s mutual fund offerings, including the legacy Citigroup Asset Management funds and certain Legg Mason Funds, in an effort to focus on those funds that Legg Mason believes offer the best prospects for long-term viability, attractive long-term performance and greater asset growth over time. Asset growth over time offers the potential for greater economies of scale and lower expenses, and portfolio management efficiency.

The proxy materials include information for each of the three separate Reorganizations mentioned above. The proxy materials address each of these three proposals and separately seek the vote of the shareholders of each fund. When you read the full text of the Notice of Special Meeting and Proxy Statement/Prospectus, there will be large amounts of material that do not apply to your fund (unless you own shares of all three of the funds).

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To cast your vote, simply complete, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Mark R. Fetting

President

Legg Mason Tax-Free Income Fund

Legg Mason Investors Trust, Inc.

LEGG MASON FUNDS

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed Reorganizations. The information in this overview applies generally to each fund, except where more specific information about a fund is included. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the Reorganizations.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATIONS

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund has approved a Reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders approve the Reorganization, you would become a shareholder of the corresponding surviving fund in the chart below.

Your Fund	Surviving Fund

Legg Mason Tax-Free Intermediate-Term Income Trust	Legg Mason Partners Intermediate-Term Municipals Fund (formerly, Legg Mason Partners Limited Term Municipals Fund and Limited Term Portfolio)[1]

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund (formerly, Smith Barney Pennsylvania Municipals Fund)

Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund (formerly, Smith Barney Financial Services Fund)

Q.	HOW WILL A REORGANIZATION AFFECT ME?

A. If the Reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the surviving fund and you will become a shareholder of the surviving fund. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the Reorganization.

Q.	WHY ARE THE REORGANIZATIONS BEING RECOMMENDED?

A. As you may be aware, on December 1, 2005, Legg Mason acquired substantially all the asset management businesses of Citigroup Asset Management. Since that time, Legg Mason has undertaken a broad set of initiatives, including a comprehensive review of its various products, with the goal of integrating and streamlining Legg Mason’s mutual fund offerings, including the legacy Citigroup Asset Management funds and certain Legg Mason Funds, in an effort to focus on those funds that Legg Mason believes offer the best prospects for long-term viability, attractive long-term performance and greater asset growth over time. Asset growth over time offers the potential for greater economies of scale and lower expenses, and portfolio management efficiency.

[1]	The fund’s name was changed from Legg Mason Partners Limited Term Municipals Fund to Legg Mason Partners Intermediate-Term Municipals Fund effective September 1, 2006. Prior to April 7, 2006, the fund was named Limited Term Portfolio. The fund will be renamed Legg Mason Partners Intermediate-Term Municipal Bond Fund if the Reorganization of Legg Mason Tax-Free Intermediate-Term Income Trust is approved by shareholders.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF ITS SURVIVING FUND?

A. Management has recommended the surviving fund in each Reorganization based on, among other factors, its evaluation of the compatibility of your fund’s investment objectives and policies with those of its surviving fund. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund and the surviving fund. The following chart provides a brief summary of some of the most significant of these differences:

Reorganization	Significant Differences in Objectives and Strategies
• Legg Mason Tax-Free Intermediate-Term Income Trust into Legg Mason Partners Intermediate-Term Municipals Fund

There are no material differences between the investment objectives of the funds. The surviving fund seeks to pay its shareholders as high a level of income as is consistent with prudent investing and your fund seeks a high level of current income exempt from federal income tax, consistent with prudent investment risk.

The principal investment policies of the funds differ as follows:

•     The surviving fund may invest without limit in municipal obligations that pay interest subject to the federal alternative minimum tax (“AMT”), while your fund has a limit of 20% in such investments.

•     While both funds invest exclusively in investment-grade quality securities which comprise the four highest ratings (BBB and above), the surviving fund invests at least two-thirds of its assets in securities rated in the top three grades (A and above). Your fund has no such requirement.

•     The surviving fund is diversified, while your fund is non-diversified, which means that your fund may invest a greater percentage of its assets in a particular issuer.

• Legg Mason Pennsylvania Tax-Free Income Trust into Legg Mason Partners Pennsylvania Municipals Fund

There are no material differences between the investment objectives of the funds. The surviving fund seeks as high a level of income exempt from regular federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing and your fund seeks a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital.

The principal investment policies of the funds differ as follows:

•     The surviving fund may invest without limit in municipal obligations that pay interest subject to the AMT, while your fund has a limit of 20% in such investments.

•     While both funds invest exclusively in investment-grade quality securities, the surviving fund must invest at least two-thirds of its assets in securities rated in the top three grades. Your fund has no such requirement.

•     The surviving fund may use derivative contracts.

•     The surviving fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase from five to more than 30 years, while your fund may invest in securities of any maturity.

Reorganization	Significant Differences in Objectives and Strategies
• Legg Mason Financial Services Fund into Legg Mason Partners Financial Services Fund

There are no material differences between the investment objectives of the funds. The surviving fund seeks long-term capital appreciation by investing primarily in common stocks and your fund seeks long-term growth of capital.

The principal investment policies of the funds differ as follows:

•     While both funds, under normal circumstances, invest at least 80% of their assets in securities of financial services companies, your fund’s definition of financial services company is broader than that of the surviving fund in that it includes companies deriving more than 50% of their revenues from providing products and services to the financial services industry.

•     The surviving fund invests primarily in companies with medium and large capitalizations (over $5 billion), while your fund invests primarily in companies with small and medium capitalizations.

•     It is proposed that shareholders of the surviving fund approve a new sub-advisory agreement with your fund’s adviser, Barrett Associates, Inc. If that agreement is approved, the surviving fund will have the same adviser and portfolio manager as your fund and will follow the same investment policies as your fund.

As described in the Proxy Statement/Prospectus, the Board of Directors of the surviving fund has approved a number of changes to that fund, including a change in the fund’s investment strategy, which will become effective during the first quarter of 2007.

Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more detailed description of the differences in investment objectives, principal investment policies and strategies, and principal risks between your fund and its surviving fund.

Q.	HOW WILL THE REORGANIZATIONS AFFECT FUND FEES AND EXPENSES?

A. The chart below illustrates the effect of the Reorganization on your fund’s fees and expenses:

Reorganization	Effect on Fees and Expenses
Legg Mason Tax-Free Intermediate-Term Income Trust

•     Primary Class shareholders of your fund will receive Class A shares of the surviving fund. Class A shares of the surviving fund have lower total operating expenses than your fund’s Primary Class shares

•     Future purchases of Class A shares by you, but not shares received on dividend reinvestment, will be subject to the sales load and commission structure of the surviving fund (including applicable sales load waivers and discounts)

•     The management fee of the surviving fund is higher than your fund’s current management fee (after voluntary waiver of your fund’s management fee)

Reorganization	Effect on Fees and Expenses
Legg Mason Pennsylvania Tax-Free Income Trust

•     Primary Class shareholders of your fund will receive Class A shares of the surviving fund. Class A shares of the surviving fund have lower gross total operating expenses but higher total operating expenses (after waivers and reimbursements) than your fund’s Primary Class shares

•     Future purchases of Class A shares by you, but not shares received on dividend reinvestment, will be subject to the sales load and commission structure of the surviving fund (including applicable sales load waivers and discounts)

•     The gross management fee of the surviving fund is lower than your fund’s gross management fee. However, the management fee of the surviving fund (after waivers and reimbursements) is higher than your fund’s current management fee (after partial voluntary waiver of your fund’s management fee)

•     The surviving fund will have expense caps for Class A that will limit expenses for one year

Legg Mason Financial Services Fund

•     Primary Class and Financial Intermediary Class shareholders of your fund will receive Class C and Class A shares, respectively, of the surviving fund. Class C shares of the surviving fund have lower total operating expenses than your fund’s Primary Class and Class A shares have lower total gross operating expenses before waivers and the same total operating expenses after waivers as your fund’s Financial Intermediary Class shares

•     Future purchases of Class A shares by you, but not shares received on dividend reinvestment, will be subject to the sales load and commission structure of the surviving fund (including applicable sales load waivers and discounts)

•     Future purchases of Class C shares by you, but not shares received on dividend reinvestment, will be subject to a deferred sales charge upon redemption in the first year after purchase

•     The management fee of the surviving fund (after waivers and reimbursements) is lower than your fund’s current management fee

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the surviving fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH A REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the Reorganizations. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the Reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares which occur before the closing of the Reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. You will receive share classes that are generally similar to the share classes you currently hold for your current shares in your fund. In particular,

•	Primary Class shareholders of Legg Mason Tax-Free Intermediate-Term Income Trust will receive Class A shares of Legg Mason Partners Intermediate-Term Municipals Fund;

•	Primary Class shareholders of Legg Mason Pennsylvania Tax-Free Income Trust will receive Class A shares of Legg Mason Partners Pennsylvania Municipals Fund; and

•	Primary Class and Financial Intermediary Class Shareholders of Legg Mason Financial Services Fund will receive Class C and Class A shares, respectively, of Legg Mason Partners Financial Services Fund.

As noted in the response to “How Will the Reorganizations Affect Fund Fees and Expenses?”, however, purchases of Class A shares and Class C shares by Legg Mason Fund shareholders after the Reorganizations, other than through dividend reinvestment, will be subject to the sales loads applicable the to Legg Mason Partners Funds. In addition, the exchange privileges these shareholders currently have with the other Legg Mason Funds will be eliminated and replaced with new exchange privileges with the Legg Mason Partners Funds (which include different funds).

Please see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Appendix B—Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATIONS?

A. Each Reorganization is intended to qualify as a tax-free transaction for Federal income tax purposes. Assuming the Reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for Federal income tax purposes as a result of the Reorganization. As a condition to the closing of the Reorganization, your fund will receive an opinion of counsel to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s Reorganization.

Q.	WHAT HAPPENS IF SHAREHOLDERS OF SOME FUNDS APPROVE THEIR REORGANIZATIONS, WHILE SHAREHOLDERS OF OTHER FUNDS DO NOT?

A. None of the proposed Reorganizations is contingent upon the approval of any other Reorganization. Thus, if shareholders of your fund approve the Reorganization of your fund, your fund will be reorganized into the surviving fund even if shareholders of other funds do not approve their Reorganizations.

Q.	WHO WILL PAY FOR THE REORGANIZATIONS?

A. Legg Mason will pay the entire cost related to the Legg Mason Fund Reorganizations.

Q.	ARE THERE ANY PROPOSED CHANGES TO THE SURVIVING FUNDS THAT I SHOULD KNOW ABOUT?

A. Yes. As part of the initiatives by Legg Mason, shareholders of the surviving funds will be asked to approve certain proposals, including electing Board members and approving certain other governance- and investment-related proposals. If these proposals are approved by shareholders of the surviving funds, it is currently anticipated that they would take effect by the end of the first half of 2007 but would have no material effect on the investment objectives or strategies of the surviving funds, except as noted above for the new sub-advisory agreement for Legg Mason Partners Financial Services Fund.

Q.	HOW DOES MY BOARD RECOMMEND THAT I VOTE?

A. Your fund’s Board, including all of its members who are not “interested persons” of the fund under the Investment Company Act of 1940, as amended (“Independent Board Members”), unanimously recommends that you vote FOR the Reorganizations.

Q.	WHAT HAPPENS IF A REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the Reorganization, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

If shareholders approve the Reorganization of your fund, the Reorganization of your fund is expected to occur on March 16, 2007.

Q.	HOW CAN I VOTE?

A. In addition to voting by mail by returning the enclosed proxy card, you may also vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on November 3, 2006, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 866-402-1719.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

LEGG MASON TAX-FREE INCOME FUND

Legg Mason Tax-Free Intermediate-Term Income Trust

Legg Mason Pennsylvania Tax-Free Income Trust

LEGG MASON INVESTORS TRUST, INC.

Legg Mason Financial Services Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 20, 2006

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of each of the above-referenced Funds (each an “Acquired Fund”), will be held at the offices of Legg Mason, 100 Light Street, 34th Floor, Baltimore, Maryland 21202, on December 20, 2006, at 1:00 p.m., Eastern time, for the following purposes as more fully described in the accompanying Proxy Statement/Prospectus:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund, in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund:

Acquired Fund	Acquiring Fund
Legg Mason Tax-Free Intermediate-Term Income Trust	Legg Mason Partners Intermediate-Term Municipals Fund

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund

Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund

; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of each Acquired Fund at the close of business on November 3, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By Order of the Boards of Directors/Trustees,

Richard M. Wachterman

Secretary

Legg Mason Tax-Free Income Fund

Legg Mason Investors Trust, Inc.

November     , 2006

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, Inc. licensed for use by Legg Mason, Inc. as the names of funds and investment advisers. Legg Mason, and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

1

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 22, 2006

PROXY STATEMENT/PROSPECTUS

NOVEMBER     , 2006

PROXY STATEMENT FOR:

LEGG MASON TAX-FREE INCOME FUND

Legg Mason Tax-Free Intermediate-Term Income Trust

Legg Mason Pennsylvania Tax-Free Income Trust

LEGG MASON INVESTORS TRUST, INC.

Legg Mason Financial Services Fund

(collectively, the “Acquired Funds”)

100 Light Street

Baltimore, Maryland 21202

800-822-5544 (Primary Class Shareholders) or 888-425-6432

(Financial Intermediary Class Shareholders)

PROSPECTUS FOR:

LEGG MASON PARTNERS MUNICIPAL FUNDS

Legg Mason Partners Intermediate-Term Municipals Fund

Legg Mason Partners Pennsylvania Municipals Fund

LEGG MASON PARTNERS SECTOR SERIES, INC.

Legg Mason Partners Financial Services Fund

(collectively, the “Acquiring Funds” and,

with the Acquired Funds, the “Funds”)

125 Broad Street

New York, New York 10004

800-451-2010

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Boards of Trustees/Directors (each a “Board”) of each Acquired Fund for a joint Special Meeting of Shareholders of each Acquired Fund (the “Meeting”). The Meeting will be held on December 20, 2006 at 1:00 p.m., Eastern time, at the offices of Legg Mason, 100 Light Street, 34th Floor, Baltimore, Maryland 21202. At the Meeting, shareholders of each Acquired Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (a “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund, in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Funds (each, a “Reorganization” and collectively, the “Reorganizations”) and (ii) the subsequent termination of the Acquired Fund:

Acquired Fund	Acquiring Fund
Legg Mason Tax-Free Intermediate-Term Income Trust	Legg Mason Partners Intermediate-Term Municipals Fund

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund

Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund

; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of an Acquired Fund in exchange for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, each Acquired Fund would be terminated.

You are being asked to approve a Reorganization Agreement pursuant to which a Reorganization would be accomplished. Because the Reorganization will result in shareholders of the Acquired Funds holding shares of the corresponding Acquiring Funds, this Proxy Statement also serves as a Prospectus for the Acquiring Funds.

If a Reorganization is approved, each shareholder of each class of an Acquired Fund will receive shares of the Acquiring Fund in the Reorganization as follows:

•	Primary Class shareholders of Legg Mason Tax-Free Intermediate-Term Income Trust will receive Class A shares of Legg Mason Partners Intermediate-Term Municipals Fund;

•	Primary Class shareholders of Legg Mason Pennsylvania Tax-Free Income Trust will receive Class A shares of Legg Mason Partners Pennsylvania Municipals Fund; and

•	Primary Class and Financial Intermediary Class shareholders of Legg Mason Financial Services Fund will receive Class C and Class A shares, respectively, of Legg Mason Partners Financial Services Fund.

For more information about the classes of shares offered by the Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchase, Redemption and Exchange of Fund Shares; Other Shareholder Information” in Appendix B.

No Reorganization is contingent on any other Reorganization being approved by a Fund’s shareholders.

The Reorganizations are being structured as tax-free reorganizations for Federal income tax purposes. See “Information about the Reorganizations—Federal Income Tax Consequences.” Shareholders should consult their tax advisors to determine the actual impact of the Reorganizations on them in light of their individual tax circumstances.

2

Each Fund is a series of an open-end management investment company. The investment objectives and principal investment strategies of each Acquired Fund are comparable to those of the corresponding Acquiring Fund. There are, however, certain differences in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Funds that a prospective investor should know before investing. A Statement of Additional Information (“Reorganization SAI”) dated November     , 2006 relating to this Proxy Statement/Prospectus and the Reorganizations has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/ Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the relevant Acquiring Fund at the address listed above or calling Shareholder Services at 800-451-2010.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”), listed in Appendix L, which have been filed with the SEC; the Acquired Funds’ prospectuses and each Fund SAI are incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlight certain important information such as investment performance and expense and financial information and which have been filed with the SEC, are incorporated by reference into this Proxy Statement/Prospectus. You may receive a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by contacting Legg Mason Shareholder Services at 800-822-5544 (Primary Class Shareholders) or 888-425-6432 (Financial Intermediary Class Shareholders), by writing the Funds at the address listed above, or by visiting our website at www.leggmason.com/InvestorServices.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to each Reorganization accompanies this Proxy Statement/ Prospectus as Appendix A.

The information contained herein concerning each Acquired Fund has been provided by, and is included herein in reliance upon, such Acquired Fund. The information contained herein concerning the Acquiring Funds has been provided by, and is included herein in reliance upon, the Acquiring Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

3

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and each Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganizations

At meetings held in June 2006, the Board of each Acquired Fund and the Board of each Acquiring Fund, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the relevant Reorganization Agreement. Each Reorganization Agreement provides for:

1.	the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund;

Acquired Fund	Acquiring Fund
Legg Mason Tax-Free Intermediate-Term Income Trust	Legg Mason Partners Intermediate-Term Municipals Fund

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund

Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund

2.	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

3.	the subsequent termination of the Acquired Fund.

Each Reorganization Agreement is subject to approval by the shareholders of the applicable Acquired Fund. The Reorganizations, if approved by shareholders, are scheduled to be effective as of the close of business on March 16, 2007, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganizations, each shareholder of an Acquired Fund will become the owner of the number of full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. Primary Class shareholders of Legg Mason Tax-Free Intermediate-Term Income Trust and Legg Mason Pennsylvania Tax-Free Income Trust will receive Class A shares of Legg Mason Partners Intermediate-Term Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund, respectively, and Primary Class and Financial Intermediary Class shareholders of Legg Mason Financial Services Fund will receive Class C and Class A shares, respectively, of Legg Mason Partners Financial Services Fund. See “Information about the Proposed Reorganizations” below. For more information about the classes of shares offered by the Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B.

For the reasons set forth below in “Information about the Proposed Reorganizations—Reasons for the Reorganizations and Board Considerations,” the Board of each Acquired Fund, including all of the Independent Board Members, has concluded that the Reorganization of such Acquired Fund would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Boards, therefore, are hereby submitting the Reorganization Agreements to the shareholders of the Acquired Funds and recommend that shareholders of each Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization for that Fund. The Board of each Acquiring Fund has also approved the Reorganization on behalf of the corresponding Acquiring Fund.

For each Acquired Fund, approval of the relevant Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund, as defined in the 1940 Act to mean the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. See “Voting Information” below.

Prior to completion of a Reorganization, the Funds will have received an opinion of Dechert LLP to the effect that the relevant Reorganization will qualify as a tax-free Reorganization for Federal income tax purposes. Accordingly, no gain or loss will be recognized by an Acquired Fund or its shareholders as a result of the Reorganization of such Acquired Fund, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the Federal income tax consequences of the Reorganizations, see “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below.

Some of the portfolio assets of an Acquired Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Certain Defined Terms Used in this Proxy Statement and Prospectus

Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Tax-Free Intermediate-Term Income Trust and Legg Mason Pennsylvania Tax-Free Income Trust are series of Massachusetts business trusts (the “Massachusetts Funds”). Legg Mason Partners Financial Services Fund and Legg Mason Financial Services Fund are series of Maryland corporations (the “Maryland Corporations”). For ease of reference and clarity of presentation, shares of common stock of the Maryland Corporations and beneficial interests of the Massachusetts Funds are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “shareholders”; the Boards of Trustees overseeing the Massachusetts Funds and the Boards of Directors overseeing the Maryland Corporations are each referred to herein as a “Board” and collectively as the “Boards”; the Declarations of Trust governing the Massachusetts Funds and the charters governing the Maryland Corporations, each as amended and supplemented, are referred to herein as a “charter”; the term “termination” refers to the termination and redemption for purposes of a portfolio of a Maryland corporation and for the purposes of a series of a Massachusetts business trust refers to the liquidation of the assets and the distribution of the remaining trust property to the shareholders in accordance with their respective rights.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

This section will help you compare the investment objectives and principal investment strategies of the Funds. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including risks, appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix C. These discussions include any material differences in the Funds’ “fundamental” investment policies, meaning those that can be changed only by shareholder vote, and “non-fundamental” investment policies, meaning those that can be changed by a Fund’s Board without a shareholder vote. More information can be found in the Fund SAIs listed in Appendix L.

Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund) and Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. Legg Mason Tax-Free Intermediate Term Income Trust seeks a high level of current income exempt from federal income tax, consistent with prudent investment risk, while Legg Mason Partners Intermediate-Term Municipals Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

Legg Mason Tax-Free Intermediate-Term Income Trust maintains at least 80% of its net assets in municipal obligations the interest on which is not a tax preference item for purposes of the federal alternative minimum tax (“AMT”), while Legg Mason Partners Intermediate-Term Municipals Fund seeks to invest 100% of its assets, and will invest not less than 80% of its assets, in municipal obligations the interest on which is exempt from regular federal income taxes. Thus, Legg Mason Partners Intermediate-Term Municipals Fund may invest without limit in municipal securities that pay interest subject to the AMT, while Legg Mason Tax-Free Intermediate-Term Income Trust has a limit of 20% on such investments. For the calendar year 2005, 4.52% of Legg Mason Partners Intermediate-Term Municipals Fund’s and     % of Legg Mason Tax-Free Intermediate-Term Income Trust’s dividends were subject to the AMT, although this percentage has varied from year to year for each fund.

Both Funds invest exclusively in investment grade quality securities. Legg Mason Partners Intermediate-Term Municipals Fund invests at least two-thirds of its assets in securities rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization (“NRSRO”); there is no similar restriction for Legg Mason Tax-Free Intermediate-Term Income Trust. At year-end 2005, about 93% of Legg Mason Tax-Free Intermediate-Term Income Trust’s assets were in securities rated within the three highest categories by a NRSRO.

Legg Mason Partners Intermediate-Term Municipals Fund is “diversified” under the 1940 Act, which means it is limited as to the percentage of assets that can be invested in the securities of a single issuer, while Legg Mason Tax-Free Intermediate-Term Income Trust is non-diversified under the 1940 Act.

Legg Mason Tax-Free Intermediate-Term Income Trust may invest 25% or more of its total assets in a particular segment of the municipal securities market.

There are no material differences between the Funds’ principal investment strategies.

The Acquired and Acquiring Funds present similar risks. As a result of the Reorganization, however, a shareholder in Legg Mason Tax-Free Intermediate-Term Income Trust would be subject to this additional risk potential for increased AMT risk.

Legg Mason Pennsylvania Tax-Free Income Trust (Acquired Fund) and Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. Legg Mason Pennsylvania Tax-Free Income Trust seeks a high level of current income exempt from federal income tax and Pennsylvania personal income tax consistent with prudent investment risk and preservation of capital, while Legg Mason Partners Pennsylvania Municipals Fund seeks as high a level of income exempt from regular federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investment risk.

Legg Mason Partners Pennsylvania Municipals Fund invests 100% of its assets under normal market conditions, and will not invest less than 80% of its assets in Pennsylvania municipal securities. Legg Mason Pennsylvania Tax-Free Income Trust invests at least 80% of its net assets in municipal obligations the interest on which is not subject to Pennsylvania state and local taxes, exclusive of any such obligations the interest on which is a tax preference item for purposes of the AMT. Thus, Legg Mason Partners Pennsylvania Municipals Fund has no limit on the amount of Pennsylvania municipal securities that pay interest subject to the AMT, while Legg Mason Pennsylvania Tax-Free Income Trust has a limit of 20% on such investments. For the calendar year 2005, 10.36% of the dividends paid by Legg Mason Partners Pennsylvania Municipals Fund and         % of the dividends paid by Legg Mason Pennsylvania Tax-Free Income Trust was subject to the AMT, although this percentage has varied from year to year for each fund.

Both Funds invest exclusively in investment grade securities. Legg Mason Partners Pennsylvania Municipals Fund invests at least two-thirds of its assets in securities rated, at the time of purchase, within the three highest investment grade rating categories by a NRSRO; there is no similar restriction for Legg Mason Pennsylvania Tax-Free Income Trust. At year-end 2005, 100% of Legg Mason Pennsylvania Tax-Free Income Trust’s assets were in securities rated within the three highest categories by a NRSRO.

Legg Mason Partners Pennsylvania Municipals Fund may invest up to 20% of its assets in municipal securities of non-Pennsylvania Government issuers and in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government.

Legg Mason Partners Pennsylvania Municipals Fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase from five to more than thirty years, while Legg Mason Pennsylvania Tax-Free Income Trust may invest in securities of any maturity. The adviser of Legg Mason Pennsylvania Tax-Free Income Trust anticipates that the dollar-weighted average maturity of the fund will be in the long-intermediate to long-term range (generally 7 to 20 years).

Legg Mason Partners Pennsylvania Municipals Fund may, but need not, use derivative contracts.

Legg Mason Pennsylvania Tax-Free Income Trust may invest 25% or more of its total assets in a particular segment of the municipal securities market.

There are no material differences between the Funds’ principal investment strategies.

The Acquired and Acquiring Funds present similar risks. As a result of the Reorganization, however, a shareholder in Legg Mason Pennsylvania Tax-Free Income Trust would be subject to this additional risk:

•	AMT risk

Legg Mason Financial Services Fund (Acquired Fund) and Legg Mason Partners Financial Services Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. Legg Mason Financial Services Fund seeks long-term growth of capital while Legg Mason Partners Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks.

Legg Mason Financial Services Fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above-average potential for capital appreciation. Financial services companies include, but are not limited to: regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies, such as Government National Mortgage Association, financial conglomerates and foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts). Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, Internet services and business services.

Legg Mason Partners Financial Services Fund invests at least 80% of its net assets in equity securities of companies principally engaged in providing financial services to consumers and industry. To determine whether a company is principally doing business in the sector, it must meet at least one of the following tests:

•	At least 50% of its gross income or its net sales must come from activities in the sector;

•	At least 50% of its assets must be devoted to producing revenues from the sector; or

•	Based on other information, the manager determines that the company’s primary business is within the sector.

The Funds’ “80% tests” are different: Legg Mason Financial Services Fund’s definition of financial services company is broader than that of Legg Mason Partners Financial Services Fund, in that it includes companies deriving more than 50% of their revenues from providing products and services to the financial services industry, while Legg Mason Financial Services Fund also emphasizes financial services issuers the adviser believes to be undervalued.

Each Fund is comprised primarily of equity securities. However, Legg Mason Partners Financial Services Fund invests primarily in companies with medium and large caps (over $5 billion), while Legg Mason Financial Services Fund invests primarily in small and mid-sized stocks.

Legg Mason Financial Services Fund is diversified under the 1940 Act, which means it is limited as to the percentage of assets that can be invested in the securities of a single issuer, while Legg Mason Partners Financial Services Fund is non-diversified under the 1940 Act.

There are no material differences between the principal investment strategies of the Funds. Legg Mason Financial Services Fund relies on fundamental analysis (through analysis of earnings per share potential), while Legg Mason Partners Financial Services Fund relies on fundamental analysis.

Proposed changes to Legg Mason Partners Financial Services Fund

The Board of Legg Mason Partners Financial Services Fund has approved a number of changes to the Fund, including changes to the Fund’s investment strategy, which are anticipated to take effect during the first quarter of 2007. The effect of these changes will result in an investment strategy for the Acquiring Fund that is the same as the current investment strategy for the Acquired Fund.

Under the new strategy, Legg Mason Partners Financial Services Fund’s subadviser will concentrate the Fund’s investments by investing at least 80% of the Fund’s net assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants. These companies may include, but are not limited to, regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies, such as Ginnie Mae, and financial conglomerates. The Fund may invest its assets in securities of foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts).

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services.

Under the new strategy, Legg Mason Partners Financial Services Fund is expected to have a lower investment in non-U.S. issuers. However, it is likely that the Fund will have a more significant investment in small cap issuers. Accordingly, while the Fund would no longer be subject to the same degree of risk with respect to holding non-U.S. securities, the Fund would be subject to a greater degree of risk associated with having a significant investment in U.S. small cap issuers.

In connection with the strategy changes, Legg Mason Partners Financial Services Fund’s primary benchmark will be changed from the Russell 3000 Index to the S&P 500 Stock Index. In addition, the Funds’ secondary benchmark will be changed from the Goldman Sachs Sector Index—Financials Index to the S&P Financial Index. The S&P Financial Index is a total return index representing nine financial groups and 53 financial companies, calculated monthly with dividends reinvested at month end. The S&P 500 Stock Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

In addition, shareholders of Legg Mason Partners Financial Services Fund are being asked to approve, in a separate proxy statement, a new subadvisory agreement with Barrett Associates, Inc. (“Barrett”), which currently serves as the subadvisor for Legg Mason Financial Services Fund. If both the shareholders of Legg Mason Partners Financial Services Fund approve a subadvisory agreement with Barrett and the shareholders of Legg Mason Financial Services Fund approve the Reorganization of their Fund into Legg Mason Partners Financial Services Fund, shareholders of Legg Mason Financial Services Fund will become shareholders of a fund that follows the same investment policies as their current fund and with the same subadviser and portfolio manager as their current fund (with such change, if approved, to be effective during the first quarter of 2007).

The Acquired and Acquiring Funds present similar risks. As a result of the Reorganization, however a shareholder in Legg Mason Financial Services Fund will be subject to these additional risks:

•	derivative risk

•	non-diversification risk

Effect on Expenses

This section summarizes the effect on the fees and expenses of the Acquired Funds in each Reorganization. In connection with the Reorganization involving Legg Mason Pennsylvania Tax-Free Income Trust, Legg Mason has contractually agreed to cap total expenses for Primary Class shareholders after the Reorganization such that expenses will not increase above current levels paid by the Fund. This expense cap will continue in effect until July 31, 2008, and will be re-evaluated thereafter by management and the Board.

The Reorganizations would have the following effects on expenses:

Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund) and Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)

As a result of the Reorganization, total expenses paid by Acquired Fund shareholders are expected to decline for Primary Class1 shares from 1.08% (gross) and 0.70% (net of voluntary fee waivers) to 0.69%.

[1]	Primary Class shareholders of Legg Mason Tax-Free Intermediate-Term Income Trust are expected to receive Class A shares of Legg Mason Partners Intermediate-Term Municipals Fund in the Reorganization.

Legg Mason Pennsylvania Tax-Free Income Trust (Acquired Fund) and Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund)

As a result of the Reorganization, total expenses paid by Acquired Fund shareholders are expected to decline for Primary Class2 shares from 1.05% (gross) to 0.71% (gross) and net expenses are expected to remain at 0.70% (net of contractual fee waivers in effect until at least August 1, 2008).

Legg Mason Financial Services Fund (Acquired Fund) and Legg Mason Partners Financial Services Fund (Acquiring Fund)

As a result of the Reorganization, total expenses paid by Acquired Fund shareholders are expected to decline for Primary Class3 shares from 2.41% (gross) and 2.25% (net of voluntary fee waivers) to 2.06% and for Financial Intermediary4 shares from 1.61% (gross) to 1.57% (gross) and net expenses are expected to remain at 1.50% (net of contractual fee waivers in effect until at least March 1, 2009).

FEE TABLES AND EXPENSE EXAMPLES

The tables on the following pages (1) compare the estimated fees and expenses of each class of each Fund, as of June 30, 2006, and (2) show the estimated fees and expenses of each class of each combined Fund, on a pro forma basis, as if the Reorganizations occurred on June 30, 2006. The estimates are based on the contracts and agreements in effect as of June 30, 2006 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of June 30, 2006. Accordingly, the actual fees and expenses of each class of each Fund and each combined Fund as of the Closing Date of the Reorganizations may differ from those reflected in the tables below due to changes in net assets from those at June 30, 2006.

Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date of the Reorganizations. As a general matter, changes (positive or negative) in any Fund’s expense ratios resulting from fluctuations in an Acquired or Acquiring Fund’s net assets will be borne by the shareholders of the Fund and the combined Fund. For information concerning the net assets of each Fund and class (as of March 31, 2006 for Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund) and Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund) and Legg Mason Pennsylvania Tax-Free Income Trust (Acquired Fund) and Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund) and as of April 30, 2006 for Legg Mason Financial Services Fund (Acquired Fund) and Legg Mason Partners Financial Services Fund (Acquiring Fund)), please see “Capitalization.”

Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund)

Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)

The estimated expenses of Legg Mason Partners Intermediate-Term Municipals Fund and Legg Mason Tax-Free Intermediate-Term Income Trust as of June 30, 2006 and pro forma expenses following the proposed Reorganization are shown below.

[2]	Primary Class shareholders of Legg Mason Pennsylvania Tax-Free Income Trust are expected to receive Class A shares of Legg Mason Partners Pennsylvania Municipals Fund in the Reorganization.
[3]	Primary Class shareholders of Legg Mason Financial Services Fund are expected to receive Class C shares of Legg Mason Partners Financial Services Fund in the Reorganization.
[4]	Financial Intermediary Class shareholders of Legg Mason Financial Services Fund are expected to receive Class A shares of Legg Mason Partners Financial Services Fund in the Reorganization.

	Pre-Reorganization
	Legg Mason Tax-Free Intermediate- Term Income Trust		Legg Mason Partners Intermediate- Term Municipals Fund*	Legg Mason Partners Intermediate- Term Municipals Fund*		Legg Mason Partners Intermediate- Term Municipals Fund*	Legg Mason Partners Intermediate- Term Municipals Fund Pro Forma Combined Fund*†
	Primary Class**		Class A	Class B***		Class O***	Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		2.00%	None		None	2.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None (a)	5.00	%(b)	1.00%	None (c)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.55%		0.50%	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		0.15%	0.65%		0.35%	0.15%
Other Expenses	0.28%		0.04%	0.08%		0.07%	0.04%

Total Annual Fund Operating Expenses	1.08	%(d)	0.69%	1.23%		0.92%	0.69%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Primary Class shares of Legg Mason Tax-Free Intermediate-Term Income Trust will be exchanged for Class A shares of the Pro Forma Combined Fund.
***	Class B and O shares of Legg Mason Partners Intermediate-Term Municipals Fund will be exchanged for Class A shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 6 months of their purchase, you will pay a deferred sales charge of 0.50%.
(b)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charge is incurred after five years.
(c)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 0.50%.
(d)	Management currently voluntarily caps expenses at 0.70% for Primary Class shares. The manager may discontinue this waiver and/or reimbursement at any time.

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Tax-Free Intermediate-Term Income Trust—Primary Class*	$110	$343	$595	$1,317
Legg Mason Partners Intermediate-Term Municipals Fund—Class A	$269	$416	$576	$1,041
Legg Mason Partners Intermediate-Term Municipals Fund—Class B**	$625	$690	$775	$1,338	***
Legg Mason Partners Intermediate-Term Municipals Fund—Class O**	$194	$294	$510	$1,132
Legg Mason Partners Intermediate-Term Municipals Fund Pro Forma Combined Fund†	$294	$441	$601	$1,066

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:
	1 Year	3 Years	5 Years	10 Years
Legg Mason Tax-Free Intermediate-Term Income Trust—Primary Class*	$110	$343	$595	$1,317
Legg Mason Partners Intermediate-Term Municipals Fund—Class A	$269	$416	$576	$1,041
Legg Mason Partners Intermediate-Term Municipals Fund—Class B**	$125	$390	$675	$1,338	***
Legg Mason Partners Intermediate-Term Municipals Fund—Class O**	$94	$294	$510	$1,132
Legg Mason Partners Intermediate-Term Municipals Fund Pro Forma Combined Fund†	$294	$441	$601	$1,066

*	Primary Class shares of Legg Mason Tax-Free Intermediate-Term Income Trust will be exchanged for Class A shares of the Pro Forma combined Fund.
**	Class B and Class O shares of Legg Mason Partners Intermediate-Term Municipals Fund will be exchanged for Class A shares of the Pro Forma combined Fund.
***	Assumes conversion to Class A shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by Acquired Fund shareholders in the Reorganization will not be subject to a sales load or deferred sales charge.

Legg Mason Pennsylvania Tax-Free Income Trust (Acquired Fund)

Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund)

The estimated expenses of Legg Mason Partners Pennsylvania Municipals Fund and Legg Mason Pennsylvania Tax-Free Income Trust as of June 30, 2006 and pro forma expenses following the proposed Reorganization are shown below.

	Pre-Reorganization				Legg Mason Partners Pennsylvania Municipals Fund Pro Forma Combined Fund*†
	Legg Mason Pennsylvania Tax- Free Income Trust		Legg Mason Partners Pennsylvania Municipals Fund*
	Primary Class**		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s Investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		4.00%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	(a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.55%		0.45%		0.45%
Distribution and/or Service (12b-1) Fees	0.25%		0.15%		0.15%
Other Expenses	0.25%		0.13%		0.11%

Total Annual Fund Operating Expenses	1.05	%(c)	0.73	%(d)	0.71%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A		0.70	%(e)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Primary Class shares of Legg Mason Pennsylvania Tax-Free Income Trust will be exchanged for Class A Shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management currently voluntarily caps expenses at 0.70%. The manager may discontinue this waiver and/or reimbursement at any time.
(d)	Management currently voluntarily caps expenses at 0.80%. The manager may discontinue this waiver and/or reimbursement at any time.
(e)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.70% for Class A shares until August 1, 2008.

WITH OR WITHOUT REDEMPTION OF SHARES:
	1 Year	3 Years	5 Years	10 Years
Legg Mason Pennsylvania Tax-Free Income Trust—Primary Class*	$107	$334	$579	$1,282
Legg Mason Partners Pennsylvania Municipals Fund—Class A	$472	$625	$791	$1,271
Legg Mason Partners Pennsylvania Municipals Fund Pro Forma Combined Fund—Class A†	$493	$641	$802	$1,268

*	Primary Class shares of Legg Mason Pennsylvania Tax-Free Income Trust will be exchanged for Class A shares of the Pro Forma combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by Acquired Fund shareholders in the Reorganization will not be subject to a sales load or deferred sales charge.

Legg Mason Financial Services Fund (Acquired Fund)

Legg Mason Partners Financial Services Fund (Acquiring Fund)

The estimated expenses of Legg Mason Partners Financial Services Fund and Legg Mason Financial Services Fund as of June 30, 2006 and pro forma expenses following the proposed Reorganization are shown below.

	Pre-Reorganization
	Legg Mason Financial Services Fund		Legg Mason Partners Financial Services Fund*		Legg Mason Partners Financial Services Fund Pro Forma Combined Fund*†
	Financial Intermediary Class**		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s Investment):
Maximum Sales Change (Load) imposed on purchases (as a % of offering price)	None		5.00%		5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	(a)	None	(a)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%		0.80%		0.80%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.36%		0.70%		0.52%

Total Annual Fund Operating Expenses	1.61	%(b)	1.75	%(c)	1.57%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		0.07%

Net Total Annual Fund Operating Expenses	N/A		N/A		1.50	%(d)

	Pre-Reorganization				Legg Mason Partners Financial Services Fund Pro Forma Combined Fund*†
	Legg Mason Financial Services Fund		Legg Mason Partners Financial Services Fund*
	Primary Class **		Class C		Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		1.00%		1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%		0.80%		0.80%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.41%		0.36%		0.26%

Total Annual Fund Operating Expenses	2.41	%(b)	2.16	%(c)	2.06%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
**	Financial Intermediary and Primary Class shares of Legg Mason Financial Services will be exchanged for Class A and Class C shares, respectively, of the Pro Forma Combined Fund.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	Management currently voluntarily caps expenses at 1.50% and 2.25% for Financial Intermediary and Primary Class shares, respectively. The manager may discontinue this waiver and/or reimbursement at any time.
(c)	Management currently voluntarily caps expenses at 1.50% and 2.25% for Class A and Class C, respectively. The manager may discontinue this waiver and/or reimbursement at any time.
(d)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.50% for Class A until March 1, 2009.

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Financial Services Fund—Financial Intermediary Class*	$164	$508	$876	$1,911
Legg Mason Partners Financial Services Fund—Class A	$669	$1,023	$1,401	$2,458
Legg Mason Partners Financial Services Fund Pro Forma Combined Fund†—Class A	$719	$1,036	$1,375	$2,329
Legg Mason Financial Services Fund—Primary Class**	$244	$751	$1,285	$2,746
Legg Mason Partners Financial Services Fund—Class C	$319	$676	$1,159	$2,493
Legg Mason Partners Financial Services Fund Pro Forma Combined Fund†—Class C	$309	$645	$1,108	$2,390

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:
	1 Year	3 Years	5 Years	10 Years
Legg Mason Financial Services Fund—Financial Intermediary Class*	$164	$508	$876	$1,911
Legg Mason Partners Financial Services Fund—Class A	$669	$1,023	$1,401	$2,458
Legg Mason Partners Financial Services Fund Pro Forma Combined Fund—Class A†	$719	$1,036	$1,375	$2,329
Legg Mason Financial Services Fund—Primary Class**	$244	$751	$1,285	$2,746
Legg Mason Partners Financial Services Fund—Class C	$219	$676	$1,159	$2,493
Legg Mason Partners Financial Services Fund Pro Forma Combined Fund—Class C	$209	$645	$1,108	$2,390

*	Financial Intermediary Class shares of Legg Mason Financial Services Fund will be exchanged for Class A shares of the Pro Forma combined Fund.
**	Primary Class shares of Legg Mason Financial Services Fund will be exchanged for Class C shares of the Pro Forma combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load or deferred sales charge.

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Acquired Fund shareholders as a result of any Reorganization.

Purchases of Class A shares and Class C shares by Legg Mason Fund shareholders after the Reorganizations, other than through dividend reinvestment, will be subject to the sales loads applicable to the Legg Mason Partners Funds. In addition, the exchange privileges the Legg Mason Fund shareholders currently have with the other Legg Mason Funds will be eliminated and replaced with new exchange privileges with the Legg Mason Partners Funds (which include different funds that until recently were in different fund families).

More information about the sales load, distribution and shareholder servicing arrangements for Class A and Class C shares of the Acquiring Funds and the procedures for making purchases, redemptions and exchanges of these classes of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of each Acquired Fund with its corresponding Acquiring Fund is based upon the disclosure appearing in the prospectuses (as supplemented) of the Funds under the captions “Investments, Risks and Performance” (for the Legg Mason Partners Funds) or “Principal Risks” (for the Legg Mason Funds) and “More about the fund’s investments” (for the Legg Mason Partners Funds) or “Investment Objectives and Policies” (for the Legg Mason Funds). The prospectuses (as supplemented from time to time for each Fund) are dated as follows:

Fund	Prospectus Dated
Acquired Funds

Legg Mason Tax-Free Intermediate-Term Income Trust	August 1, 2006

Legg Mason Pennsylvania Tax-Free Income Trust	August 1, 2006

Legg Mason Financial Services Fund	August 1, 2006

Acquiring Funds
Legg Mason Partners Intermediate-Term Municipals Fund	August 1, 2006

Legg Mason Partners Pennsylvania Municipals Fund	August 1, 2006

Legg Mason Partners Financial Services Fund	February 28, 2006

Additional information about each Fund’s investment objective and principal investment strategies may also be found in Appendix C to this Proxy Statement/Prospectus.

Comparison of Investment Objectives, Strategies and Principal Risks

Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund) and Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. Legg Mason Tax-Free Intermediate Term Income Trust seeks a high level of current income exempt from federal income tax, consistent with prudent investment risk, while Legg Mason Partners Intermediate-Term Municipals Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

Legg Mason Tax-Free Intermediate-Term Income Trust maintains at least 80% of its net assets in municipal obligations the interest on which is not a tax preference item for purposes of the federal AMT, while Legg Mason Partners Intermediate-Term Municipals Fund seeks to invest 100% of its assets, and will invest not less than 80% of its assets, in municipal obligations the interest on which is exempt from regular federal income taxes. Thus, Legg Mason Partners Intermediate-Term Municipals Fund may invest without limit in municipal securities that pay interest subject to the AMT while Legg Mason Tax-Free Intermediate-Term Income Trust has a limit of 20% on such investments. For calendar year 2005, 4.52% of Legg Mason Partners Intermediate-Term Municipal Fund’s and     % of Legg Mason Tax Free Intermediate-Term Income Trust’s dividends were subject to the AMT, although this percentage has varied from year to year for each fund.

Both Funds invest exclusively in investment grade quality securities. Legg Mason Partners Intermediate-Term Municipals Fund invests at least two-thirds of its assets in securities rated, at the time of purchase, within the three highest investment grade rating categories by a NRSRO; there is no similar restriction for Legg Mason Tax-Free Intermediate-Term Income Trust. At year-end 2005, about 93% of Legg Mason Tax-Free Intermediate-Term Income Trust’s and     % of Legg Mason Partners Intermediate-Term Municipals Fund’s assets were in securities rated within the three highest categories by a NRSRO.

Legg Mason Partners Intermediate-Term Municipals Fund is “diversified” under the 1940 Act, which means it is limited as to the percentage of assets that can be invested in the securities of a single issuer, while Legg Mason Tax-Free Intermediate-Term Income Trust is non-diversified under the 1940 Act.

There are no material differences between the Funds’ principal investment strategies.

Risk Factors

Because the Funds have similar investment objectives and primary investment strategies, many of the principal risks of investing in the Funds are substantially the same. There is no assurance that either Fund will meet its investment objective. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the principal risks of investing in the Funds.

Fixed-Income and Interest Rate Risks

Each Fund invests most of its assets in municipal debt securities, and thus is subject to various risks, such as: (i) the issuer of a security owned by a Fund defaults on its obligation to pay principal and/or interest, or the security’s credit rating is downgraded; (ii) interest rates increase, causing the prices of fixed income securities to decline, reducing the value of a Fund’s portfolio; (iii) municipal securities fall out of favor with investors; and (iv) unfavorable legislation affects the tax-exempt status of municipal bonds.

The Acquiring Fund is also subject to the following risks:

The manager’s judgment about the attractiveness, value or income potential of a particular security may prove to be incorrect.

It is possible that some of the Acquiring Fund’s income distributions may be, and distributions of the Acquiring Fund’s capital gains generally will be, subject to regular federal income tax. The Acquiring Fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Distributions of the Acquiring Fund’s interest income that is exempt from regular federal income tax may be subject to the federal AMT. In addition, distributions of the Acquiring Fund’s income and capital gains will generally be subject to state and local income taxes.

The Acquiring Fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the Acquiring Fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterised as taxable.

Derivative Risks

The Acquiring Fund may use derivative contracts, such as financial futures and inverse floating rate securities. The Acquiring Fund’s prospectus discloses the following regarding risks of investing in financial futures and floating rate securities. The other parties to certain futures contracts present the same types of default risk as issuers of fixed income securities. Inverse floaters and futures are volatile and involve leverage which may expose the Acquiring Fund to increased risk of loss. Therefore, using futures or inverse floaters can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Acquiring Fund may not fully benefit from or may lose money on futures contracts used for hedging purposes if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Futures and inverse floaters can also make a fund less liquid and harder to value, especially in declining markets.

Defensive Investing Risk

The Acquiring Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument, short-term debt security or cash. The Acquired Fund may depart from its principal investment strategies when no suitable municipal securities are available, for liquidity purposes or pending the investment of the proceeds of the sale of shares by investing in taxable short-term investments or temporarily investing more than 20% of its net assets in municipal securities subject to the AMT. If either Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The Acquired Fund is also subject to the following risks:

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions generally reduce the effect of market interest rates on the value of the security, but mean that declines in market interest rates are reflected more quickly in the Acquired Fund’s holdings than they would be if the Acquired Fund held fixed rate securities. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Sector Focus and Issuer Non-Diversification Risk

The Acquired Fund is subject to sector focus and non-diversification risk. A fund focusing a significant portion of its investments in a single sector of the municipal securities market will be more susceptible to factors adversely affecting that sector than would a fund not following this practice.

The Acquired Fund is a non-diversified fund. The percentage of the Acquired Fund’s assets invested in any single issuer is not limited by the 1940 Act. When a fund’s assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the performance of the fund is likely to be more volatile and the value of its shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

The Acquired Fund may invest in securities issued by hospitals and other healthcare providers. The hospital industry throughout the nation has been subjected to pressure to reduce expenses and to limit lengths of stay. That pressure may adversely affect the financial health of some hospitals.

Credit Risk

The Acquired Fund is subject to credit risk. Credit risk is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

The Acquired Fund may invest a significant portion of assets in securities that are not general obligations of a state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state’s general obligations. The Acquired Fund may invest in bonds that are issued by or on behalf of public authorities to finance privately operated facilities. Payment of principal and interest on these bonds depends on the stream of revenue from the facility or the credit standing of the private operator; they are not supported by the taxing power of the public authority that issued them. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facilities. Accordingly, there is a risk of default by the issuer.

Call Risk

The Acquired Fund is subject to “call risk.” Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the Acquired Fund most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Other Principal Risks

Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may impact the financing of some issuers of municipal securities. Some states and localities at times experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Some local jurisdictions have invested heavily in derivative instruments and may now hold portfolios of uncertain valuation. Congress periodically considers restructuring the federal income tax system. These developments could reduce the value of all municipal securities or the securities of particular issuers or reduce the attractiveness of investing in municipal instruments as compared to taxable instruments. Moreover, each of these factors may affect the ability of an issuer of municipal securities to meet its obligations.

Fundamental Investment Restrictions

Shareholders of the Acquiring Fund are being asked in a separate proxy statement to approve revised fundamental investment policies for their Fund, which are set forth below. The Board of the Acquiring Fund has adopted, and recommended that shareholders approve, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Acquiring Fund, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Board has also approved the elimination, or the reclassification as non-fundamental, of all other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objective of the Acquiring Fund as non-fundamental, which means it could be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

Comparisons of the Funds’ Fundamental Investment Restrictions

If shareholders of the Acquiring Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Acquiring Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Acquiring Fund believes that adoption of the new policies will have no material effect on the manner in which the Acquiring Fund is managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Acquiring Fund, but in a separate proxy statement. Following the table is an explanation of the differences between (1) the Acquiring Fund’s and the Acquired Fund’s current fundamental investment restrictions and (2) the Acquiring Fund’s proposed and the Acquired Fund’s current fundamental investment restrictions.

Subject	Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)	Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund)	Proposed Restrictions of Acquiring Fund and Brief Discussion
Senior Securities	The Fund may not issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	The Fund may not issue senior securities, except as permitted under the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”).

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Subject	Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)	Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund)	Proposed Restrictions of Acquiring Fund and Brief Discussion
Concentration	The Fund may not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Borrowing	The Fund may not borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	The Fund may not borrow money, except (i) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (ii) by entering into reverse repurchase agreements or dollar rolls.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)	Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund)	Proposed Restrictions of Acquiring Fund and Brief Discussion
Lending	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its securities, to the fullest extent permitted under the 1940 Act.	The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Underwriting	The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (“the 1933 Act”) in disposing of portfolio securities.	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to engage in the business of underwriting the securities of others.

Real Estate	The Fund may not purchase or sell real estate, real estate mortgages or real estate investment trust securities, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; or (b) holding or selling real estate received in connection with securities it holds or held.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Subject	Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)	Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund)	Proposed Restrictions of Acquiring Fund and Brief Discussion
Diversification	The Fund may not invest in a manner that would cause the Fund to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.	No restriction (the Fund is non-diversified).

No restriction.

If shareholders of the Acquiring Fund approve this proposal, the Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, the Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders.

Commodities	The Fund may not purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Other	As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities,” which are debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities.	As a matter of fundamental policy, the Fund will maintain at least 80% of its net assets in municipal obligations, the interest on which is not a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”).	As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities,” which are debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities.

Subject	Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)	Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund)	Proposed Restrictions of Acquiring Fund and Brief Discussion
Other	The Fund has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and the Fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the federal alternative minimum tax) in the opinion of bond counsel for the various issuers. The Fund may also invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.	As a matter of fundamental policy, the Fund will maintain at least 80% of its net assets in municipal obligations, the interest on which is not a Tax Preference Item.	The Fund has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and the Fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the federal alternative minimum tax) in the opinion of bond counsel for the various issuers. The Fund may also invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.

	The Fund’s investment objective is “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.	No restriction.

Comparison between the Acquiring Fund’s Current and the Acquired Fund’s Current Fundamental Investment Restrictions

Following are certain differences between the Funds with respect to their fundamental investment restrictions, assuming that shareholders of the Acquiring Fund do not approve the proposed fundamental investment restrictions.

•	Legg Mason Partners Intermediate-Term Municipals Fund’s restriction on borrowing limits it to borrowing for temporary or emergency (not leveraging) purposes, except that it may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. Legg Mason Tax-Free Intermediate-Term Income Trust has no such limitation on its borrowing.

•	Legg Mason Partners Intermediate-Term Municipals Fund’s restriction on commodities permits the Fund to trade in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies). Legg Mason Tax-Free Intermediate-Term Income Trust’s restriction on commodities permits it to use a wider variety of derivative instruments.

•	Legg Mason Partners Intermediate-Term Municipals Fund has a fundamental investment restriction requiring the Fund to maintain its status as a “diversified” company as defined under the 1940 Act, while Legg Mason Tax-Free Intermediate Term Income Trust is a non-diversified fund.

•	Legg Mason Partners Intermediate Term’s investment objective is fundamental, while Legg Mason Tax-Free Intermediate Term Income Trust’s investment objective is non-fundamental.

Comparison between the Acquiring Fund’s Proposed and the Acquired Fund’s Current Fundamental Investment Restrictions

Following are certain differences between the Funds with respect to their fundamental investment restrictions, assuming that shareholders of the Acquiring Fund approve the proposed fundamental investment restrictions.

•	The proposals would result in the elimination of Legg Mason Partners Intermediate-Term Municipals Fund’s fundamental policy requiring it to operate as a “diversified” company under the 1940 Act. However, this would have no practical effect because under the 1940 Act a shareholder vote is required to change a fund from diversified to non-diversified. Legg Mason Tax-Free Intermediate Term Income Trust is a non-diversified fund.

•	Legg Mason Partners Intermediate-Term Municipals Fund has currently and proposes to retain a fundamental investment policy requiring that the Fund invest at least 80% of its assets in municipal securities which may nevertheless be subject to the AMT, while Legg Mason Tax-Free Intermediate-Term Income Trust requires that at least 80% of its assets be invested in municipal securities which are not subject to the AMT.

Legg Mason Pennsylvania Tax Free Income Trust (Acquired Fund) and Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. Legg Mason Pennsylvania Tax-Free Income Trust seeks a high level of current income exempt from federal income tax and Pennsylvania personal income tax consistent with prudent investment risk and preservation of capital, while Legg Mason Partners Pennsylvania Municipals Fund seeks as high a level of income exempt from regular federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investment risk.

Legg Mason Partners Pennsylvania Municipals Fund invests 100% of its assets under normal market conditions, and will not invest less than 80% of its assets in Pennsylvania municipal securities. Legg Mason Pennsylvania Tax-Free Income Trust invests at least 80% of its net assets in municipal obligations the interest on which is not subject to Pennsylvania state and local taxes, exclusive of any such obligations the interest on which is a tax preference item for purposes of the AMT. Thus, Legg Mason Partners Pennsylvania Municipals Fund has no limit on the amount of Pennsylvania municipal securities that pay interest subject to the AMT, while Legg Mason Pennsylvania Tax-Free Income Trust has a limit of 20% on such investments. For the calendar year 2005, 10.36% of the dividends paid by Legg Mason Partners Pennsylvania Municipals Fund and     % of the dividends paid by Legg Mason Pennsylvania Tax-Free Income Trust was subject to the AMT.

Both Funds invest exclusively in investment grade securities. Legg Mason Partners Pennsylvania Municipals Fund invests at least two-thirds of its assets in securities rated, at the time of purchase, within the three highest investment grade rating categories by a NRSRO; there is no similar restriction for Legg Mason Pennsylvania Tax-Free Income Trust. At year-end 2005, 100% of Legg Mason Pennsylvania Tax-Free Income Trust’s and     % of Legg Mason Partners Pennsylvania Municipals Fund’s assets were in securities rated within the three highest categories by a NRSRO.

Legg Mason Partners Pennsylvania Municipals Fund may invest up to 20% of its assets in municipal securities of non-Pennsylvania government issuers and in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government.

Legg Mason Partners Pennsylvania Municipals Fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase from five to more than thirty years, while Legg Mason Pennsylvania Tax-Free Income Trust may invest in securities of any maturity. The adviser of Legg Mason Pennsylvania Tax-Free Income Trust anticipates that the dollar-weighted average maturity of the fund will be in the long-intermediate to long-term range (generally 7 to 20 years).

Legg Mason Partners Pennsylvania Municipals Fund may, but need not, use derivative contracts.

Legg Mason Pennsylvania Tax-Free Income Trust may invest 25% or more of its total assets in a particular segment of the municipal securities market.

There are no material differences between the Funds’ principal investment strategies.

Risk Factors

Because the Funds have very similar investment objectives and primary investment strategies, many of the principal risks of investing in the Funds are substantially the same. There is no assurance that either Fund will meet its investment objective. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the principal risks of investing in the Funds:

Fixed-Income and Interest Rate Risks

Each Fund invests most of its assets in Pennsylvania municipal debt securities, and thus is subject to various risks, such as: (i) the issuer of a security owned by a Fund defaults on its obligation to pay principal and/or interest, or the security’s credit rating is downgraded; (ii) interest rates rise, causing the value of the Fund’s portfolio to decline; (iii) Pennsylvania municipal securities fall out of favor with investors; the Fund will suffer more than a national municipal fund from adverse events affecting Pennsylvania municipal issuers; and (iv) unfavorable legislation affects the tax-exempt status of municipal bonds.

The Acquiring Fund is also subject to the following risks:

The manager’s judgment about the attractiveness, value or income potential of a particular security may prove to be incorrect.

The Acquiring Fund discloses the following in its prospectus about the risk of investing in Pennsylvania municipal securities: Pennsylvania appears to be recovering from a recent recession, which together with slow economic growth, contributed to an increase in the state’s unemployment rate over the past several years. The state anticipates that personal income growth in Pennsylvania will remain slightly below that of the U.S. and that the state’s unemployment rate will be close to the national rate. Because a substantial majority of the state’s general fund revenues are derived from its sales tax and personal income tax, any reduction in personal income or employment levels could result in lower state tax revenues. These and other factors may affect the market value of municipal obligations held by the Fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the Fund. In addition, if the Fund has difficulty finding high quality Pennsylvania municipal obligations to purchase, the amount of the Fund’s income that is subject to Pennsylvania taxes could increase.

It is possible that some of the Acquiring Fund’s income distributions may be, and distributions of the Acquiring Fund’s capital gains generally will be, subject to regular federal and Pennsylvania income tax. The Acquiring Fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Distributions of the Acquiring Fund’s interest income that is exempt from regular federal income tax may be subject to the federal AMT. In addition, distributions of the Acquiring Fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Pennsylvania.

The Acquiring Fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the Acquiring Fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterised as taxable.

Derivative Risks

The Acquiring Fund may use derivative contracts, such as financial futures and inverse floating rate securities. The Acquiring Fund’s prospectus discloses the following regarding risks of investing in financial futures and floating rate securities. Inverse floaters and futures are volatile and involve leverage, which may expose the Fund to increased risk of loss. Therefore, using futures or inverse floaters can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on futures used for hedging purposes if changes in their value do not correspond as anticipated to changes in the value of the Fund’s holdings. Futures and inverse floaters can also make the Fund less liquid and harder to value, especially in declining markets.

Defensive Investing Risk

The Acquiring Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument, short-term debt security or cash. The Acquired Fund may depart from its principal investment strategies when no suitable municipal securities are available, for liquidity purposes or pending the investment of the proceeds of the sale of shares by investing in taxable short-term investments or temporarily investing more than 20% of its net assets in municipal securities subject to the AMT and/or subject to Pennsylvania personal income tax. If either Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The Acquired Fund is also subject to the following risks:

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions generally reduce the effect of market interest rates on the value of the security, but mean that declines in market interest rates are reflected more quickly in the Acquired Fund’s holdings than they would be if the Acquired Fund held fixed rate securities. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Changes in economic conditions in, or governmental policies of, the Commonwealth of Pennsylvania could have a significant impact on the performance of the Acquired Fund.

Sector Focus and Issuer Non-Diversification

Each Fund is subject to sector focus and non-diversification risk. A fund focusing a significant portion of its investments in a single sector of the municipal securities market will be more susceptible to factors adversely affecting that sector than would a fund not following this practice.

Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent either Fund invests in fewer issuers, that Fund will be more susceptible to negative events affecting those issuers.

The Acquired Fund may invest in securities issued by hospitals and other healthcare providers. The hospital industry throughout the nation has been subjected to pressure to reduce expenses and to limit lengths of stay. That pressure may adversely affect the financial health of some hospitals.

Credit Risk

The Acquired Fund is subject to credit risk. Credit risk is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

The Acquired Fund may invest a significant portion of assets in securities that are not general obligations of a state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state’s general obligations. The Acquired Fund may invest in bonds that are issued by or on behalf of public authorities to finance privately operated facilities. Payment of principal and interest on these bonds depends on the stream of revenue from the facility or the credit standing of the private operator; they are not supported by the taxing power of the public authority that issued them. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facilities. Accordingly, there is a risk of default by the issuer.

Call Risk

The Acquired Fund is subject to “call risk.” Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the Acquired Fund most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Other Principal Risks

Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may impact the financing of some issuers of municipal securities. Some states and localities at times experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Some local jurisdictions have invested heavily in derivative instruments and may now hold portfolios of uncertain valuation. Congress periodically considers restructuring the federal income tax system. These developments could reduce the value of all municipal securities or the securities of particular issuers or reduce the attractiveness of investing in municipal instruments as compared to taxable instruments. Moreover, each of these factors may affect the ability of an issuer of municipal securities to meet its obligations.

Fundamental Investment Restrictions

Shareholders of the Acquiring Fund are being asked in a separate proxy statement to approve revised fundamental investment policies for their Fund, which are set forth below. The Board of the Acquiring Fund has adopted, and recommended that shareholders approve, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Acquiring Fund, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Board has also approved the elimination, or the reclassification as non-fundamental, of all other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objective of the Acquiring Fund as non-fundamental, which means it could be changed without shareholder approval.

Comparisons of the Funds’ Fundamental Investment Restrictions

If shareholders of the Acquiring Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Acquiring Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Acquiring Fund believes that adoption of the new policies will have no material effect on the manner in which the Acquiring Fund is managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Acquiring Fund, but in a separate proxy statement. Following the table is an explanation of the differences between (1) the Acquiring Fund’s and the Acquired Fund’s current fundamental investment restrictions and (2) the Acquiring Fund’s proposed and the Acquired Fund’s current fundamental investment restrictions.

Subject	Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund)	Legg Mason Pennsylvania Tax Free Income Trust (Acquired Fund)	Proposed Restrictions of Acquiring Fund and Brief Discussion
Senior Securities	The Fund may not issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	The Fund may not issue senior securities, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”).

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Concentration	The Fund may not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Subject	Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund)	Legg Mason Pennsylvania Tax Free Income Trust (Acquired Fund)	Proposed Restrictions of Acquiring Fund and Brief Discussion
Borrowing	The Fund may not borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	The Fund may not borrow money, except (i) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (ii) by entering into reverse repurchase agreements or dollar rolls.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Lending	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its securities, to the fullest extent permitted under the 1940 Act.	The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund)	Legg Mason Pennsylvania Tax Free Income Trust (Acquired Fund)	Proposed Restrictions of Acquiring Fund and Brief Discussion
Underwriting	The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act, and the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to engage in the business of underwriting securities of others.

Real Estate	The Fund may not purchase or sell real estate, real estate mortgages, or real estate investment trust securities, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; or (b) holding or selling real estate received in connection with securities it holds or held.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities	The Fund may not purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Subject	Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund)	Legg Mason Pennsylvania Tax Free Income Trust (Acquired Fund)	Proposed Restrictions of Acquiring Fund and Brief Discussion
Other	As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in Pennsylvania municipal securities.	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in municipal obligations, the interest on which is not subject to Pennsylvania state and local taxes, exclusive of any such obligations the interest on which is a Tax Preference Item.	As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in Pennsylvania municipal securities.

Other	The Fund has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and the Fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the federal alternative minimum tax) and from personal income taxes of the Commonwealth of Pennsylvania in the opinion of bond counsel for the various issuers. The Fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in municipal obligations, the interest on which is not subject to Pennsylvania state and local taxes, exclusive of any such obligations the interest on which is a Tax Preference Item.	The Fund has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and the Fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the federal alternative minimum tax) and from personal income taxes of the Commonwealth of Pennsylvania in the opinion of bond counsel for the various issuers. The Fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

	The Fund’s investment objective is “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.	No restriction.

Comparison between the Acquiring Fund’s Current and the Acquired Fund’s Current Fundamental Investment Restrictions

Following are certain differences between the Funds with respect to their fundamental investment restrictions, assuming that shareholders of the Acquiring Fund do not approve the proposed fundamental investment restrictions.

•	Legg Mason Partners Pennsylvania Municipals Fund’s restriction on borrowing limits it to borrowing for temporary or emergency (not leveraging) purposes, except that it may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. Legg Mason Pennsylvania Tax-Free Income Trust has no such limitation on its borrowing.

•	Legg Mason Partners Pennsylvania Municipals Fund’s restriction on commodities permits the Fund to trade in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies). Legg Mason Pennsylvania Tax-Free Income Trust’s restriction on commodities permits it to use a wider variety of derivative instruments.

•	Legg Mason Partners Pennsylvania Municipal Fund’s investment objective is fundamental, while Legg Mason Pennsylvania Tax-Free Income Trust’s investment objective is non-fundamental.

Comparison between the Acquiring Fund’s Proposed and the Acquired Fund’s Current Fundamental Investment Restrictions

The major difference between the Funds with respect to their fundamental investment restrictions, assuming that shareholders of the Acquiring Fund approve the proposed fundamental investment restrictions, is that Legg Mason Partners Pennsylvania Municipals Fund has currently and proposes to retain its fundamental policy that requires it to invest at least 80% of its assets in municipal securities that may nevertheless be subject to the AMT, while Legg Mason Pennsylvania Tax-Free Income Trust has a fundamental policy that requires the Fund to invest at least 80% of its assets in municipal securities that are not subject to the AMT.

Legg Mason Financial Services Fund (Acquired Fund) and Legg Mason Partners Financial Services Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. Legg Mason Financial Services Fund seeks long-term growth of capital, while Legg Mason Partners Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks.

Legg Mason Financial Services Fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above average potential for capital appreciation. Financial services companies include, but are not limited to: regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies, such as Government National Mortgage Association, financial conglomerates, foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts). Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, Internet services and business services.

Legg Mason Partners Financial Services Fund invests at least 80% of its net assets in equity securities of companies principally engaged in providing financial services to consumers and industry. To determine whether a company is principally doing business in the sector, it must meet at least one of the following tests:

•	At least 50% of its gross income or its net sales must come from activities in the sector;

•	At least 50% of its assets must be devoted to producing revenues from the sector; or

•	Based on other information, the manager determines that the company’s primary business is within the sector.

The Funds’ “80% tests” are different: Legg Mason Financial Services Fund’s definition of financial services company is broader than that of Legg Mason Partners Financial Services Fund, in that it includes companies deriving more than 50% of their revenues from providing products and services to the financial services industry, while Legg Mason Financial Services Fund also emphasizes financial services issuers the adviser believes to be undervalued.

Each Fund may invest in securities of foreign issuers, illiquid investments (up to 15% of net assets), debt securities, convertible securities, preferred stock, when-issued securities, options and futures, repurchase agreements, investments in other investment companies and exchange traded funds.

Each Fund is comprised primarily of equity securities. However, Legg Mason Partners Financial Services Fund invests primarily in companies with medium and large caps (over $5 billion), while Legg Mason Financial Services Fund invest primarily in small and mid-sized stocks.

Legg Mason Financial Services Fund is diversified under the 1940 Act, which means it is limited as to the percentage of assets that can be invested in the securities of a single issuer, while Legg Mason Partners Financial Services Fund is non-diversified.

Proposed changes to Legg Mason Partners Financial Services Fund

The Board of Legg Mason Partners Financial Services Fund has approved a number of changes to the Fund, including changes to the Fund’s investment strategy, which are anticipated to become effective during the first quarter of 2007. The effect of these changes will result in an investment strategy for the Acquiring Fund that is the same as the current investment strategy for the Acquired Fund.

Under the new strategy, Legg Mason Partners Financial Services Fund’s subadviser will concentrate the Fund’s investments by investing at least 80% of the Fund’s net assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants. These companies may include, but are not limited to, regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies, such as Ginnie Mae, and financial conglomerates. The Fund may invest its assets in securities of foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts).

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, Internet services and business services.

Under the new strategy, Legg Mason Partners Financial Services Fund is expected to have a lower investment in non-U.S. issuers. However, it is likely that the Fund will have a more significant investment in small cap issuers. Accordingly, while the Fund would no longer be subject to the same degree of risk with respect to holding non-U.S. securities, the Fund would be subject to a greater degree of risk associated with having a significant investment in U.S. small cap issuers.

In connection with the strategy changes, Legg Mason Partners Financial Services Fund’s benchmark will be changed from the Russell 3000 Index to the S&P 500 Stock Index. In addition, the Fund will have a new secondary benchmark, the S&P Financial Index. The S&P 500 Stock Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The S&P 500 Financial Index is a total return index representing nine financial groups and 53 financial companies, calculated monthly with dividends reinvested at month end.

There are no material differences between the principal investment strategies of the Funds. Legg Mason Financial Services Fund relies on fundamental analysis (through analysis of earnings per share potential) per share potential, while Legg Mason Partners Financial Services Fund relies on fundamental analysis.

Risk Factors

Because the Funds have similar investment objectives, many of the principal risks of investing in the Funds are substantially the same. There is no assurance that either Fund will meet its investment objective. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or decline, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the principal risks of investing in the Funds.

Market Risk

Each Fund invests in equity securities and is subject to the risk of stock market declines generally, thereby reducing the value of the Fund’s equity portfolio.

Each Fund is subject to the following market risks. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The Acquired Fund may experience a substantial or complete loss on an individual stock.

Non-diversification Risk

The Acquiring Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent a Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Sector Risk

Each Fund’s investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the Fund’s investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the Fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to increase and decrease more rapidly. As a result, the value of your investment in the Fund may rise or fall rapidly.

Foreign Investment Risk

Each Fund is subject to the risks of investing in foreign securities. Foreign markets can be more volatile than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Currency fluctuations may adversely impact the Fund’s investments.

Each Fund’s investments in securities of foreign issuers involve greater risks than investments in securities of U.S. issuers. Many foreign countries the Fund may invest in have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Derivative Risks

The Acquiring Fund may use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. The Acquiring Fund’s prospectus discloses the following about the risks of investing in these instruments. Even a small investment in derivative contracts can have a big impact on a fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Acquiring Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Defensive Investing Risk

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Value Style Risk

The Acquired Fund is subject to value style risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Small and Mid-Sized Company Securities Risk

Each Fund is subject to small and mid-sized company securities risk. Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions. Small-sized companies may also be more difficult to value because few, if any, investment researchers regularly follow them.

It is anticipated that some of the portfolio securities may not be widely traded and that the Acquired Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities quickly at prevailing market prices, and market prices may not always be readily available for use in determining a fund’s net asset value.

Investments in securities of companies with small and mid-sized market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. In addition to exhibiting greater volatility, small-cap and mid-cap stocks may, to a degree, fluctuate independently of larger-cap stocks, i.e., small-cap and/or mid-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa. Smaller companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.

Concentration Risk

Each Fund is subject to the risk of concentrating investments in financial services companies. A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities. Financial services companies are subject to extensive government regulation, and their prospects may be affected by new regulations or regulatory interpretations that impede particular lines of business. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry. Recent federal legislation permits increased competition among financial services companies. The impact of this change on any individual company or on the industry as a whole cannot be predicted.

Investment Model Risk

The Acquired Fund is subject to “investment model” risk: the proprietary models used by an adviser to evaluate securities or securities markets are based on the adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Debt Securities Risk

The Acquired Fund is subject to the risks of investing in debt securities. Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by a fund’s fixed-income investments may decline due to a decrease in market interest rates and the market prices of the Fund’s fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates increase.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better by S&P or Moody’s and unrated securities considered by the Acquired Fund’s adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, commonly known as “junk bonds,” which the Acquired Fund may purchase from time to time, are deemed by the ratings companies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means the Fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the Acquired Fund. Moody’s considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics.

Call Risk

The Acquired Fund is subject to “call risk.” Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the Acquired Fund most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Convertible Securities Risk

The Acquired Fund is subject to convertible securities risk: the value of a convertible security is usually a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Fundamental Investment Restrictions

Shareholders of the Acquiring Fund are being asked in a separate proxy statement to approve revised fundamental investment policies for their Fund, which are set forth below. The Board of the Acquiring Fund has unanimously adopted, and recommended that shareholders approve, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Acquiring Fund, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Board has also unanimously approved the elimination, or the reclassification as non-fundamental, of all other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objective of the Acquiring Fund as non-fundamental, which means it could be changed without shareholder approval.

Comparisons of the Funds’ Fundamental Investment Restrictions

If shareholders of the Acquiring Fund approve the proposed changes to its fundamental investment restrictions, the Acquiring Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Acquiring Fund believes that adoption of the new policies will have no material effect on the manner in which the Acquiring Fund is managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Acquiring Fund, but in a separate proxy statement. Following the table is an explanation of the differences between (1) the Acquiring Fund’s and the Acquired Fund’s current fundamental investment restrictions and (2) the Acquiring Fund’s proposed and the Acquired Fund’s current fundamental investment restrictions.

Subject	Legg Mason Partners Financial Services Fund (Acquiring Fund)	Legg Mason Financial Services Fund (Acquired Fund)	Proposed Restrictions of the Acquiring Fund and Brief Discussion
Senior Securities	The Fund may not issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	The Fund may not issue senior securities, except as permitted under the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”).

The Fund may not issue senior securities except as permitted by (i) the 1940 Act of 1940 or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Concentration	The Fund may not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Fund.	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry other than the financial services industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

The Fund may not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Fund.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Subject	Legg Mason Partners Financial Services Fund (Acquiring Fund)	Legg Mason Financial Services Fund (Acquired Fund)	Proposed Restrictions of the Acquiring Fund and Brief Discussion
Borrowing	The Fund may not borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.	The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

The Fund may not borrow money except as permitted by (i) the 1940 Act of 1940 or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Lending	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners Financial Services Fund (Acquiring Fund)	Legg Mason Financial Services Fund (Acquired Fund)	Proposed Restrictions of the Acquiring Fund and Brief Discussion
Underwriting	The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in disposing of portfolio securities.	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to engage in the business of underwriting the securities of others.

Real Estate	The Fund may not purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities	The Fund may not purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Subject	Legg Mason Partners Financial Services Fund (Acquiring Fund)	Legg Mason Financial Services Fund (Acquired Fund)	Proposed Restrictions of the Acquiring Fund and Brief Discussion
Other	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.	No restriction.

Other	The Fund will not purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities.	No restriction.	No restriction.

	The Fund’s investment objective is “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.	No restriction.

Comparison between the Acquiring Fund’s Current and the Acquired Fund’s Current Fundamental Investment Restrictions

Following are certain differences between the Funds with respect to their fundamental investment restrictions, assuming that shareholders of the Acquiring Fund do not approve the proposed fundamental investment restrictions.

•	Legg Mason Partners Financial Services Fund’s restriction on borrowing limits it to borrowing for temporary or emergency (not leveraging) purposes, except that it may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. Legg Mason Financial Services Fund has no such limitation on its borrowing.

•	Legg Mason Partners Financial Services Fund’s restriction on commodities permits the Fund to trade in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies). Legg Mason Financial Services Fund’s restriction on commodities permits it to use a wider variety of derivative instruments.

•	Legg Mason Partners Financial Services Fund’s investment objective is fundamental, while Legg Mason Financial Services Fund’s investment objective is non-fundamental.

•	Legg Mason Partners Financial Services Fund is prohibited from purchasing or acquiring any illiquid securities except as permitted by the 1940 Act, while Legg Mason Financial Services Fund has no such restriction. This difference has no practical effect, however, as Legg Mason Financial Services Fund is limited in such investments by SEC rules under the 1940 Act.

Comparison between the Acquiring Fund’s Proposed and the Acquired Fund’s Current Fundamental Investment Restrictions

There are no material differences between the Funds with respect to their fundamental investment restrictions, assuming that shareholders of the Acquiring Fund approve the proposed fundamental investment restrictions. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

The Reorganization Agreements

The following summary of each Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A to this Proxy Statement/Prospectus. Each Reorganization Agreement provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the corresponding Acquiring Fund, having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund, and (3) the termination of the Acquired Fund. Subject to the satisfaction of the conditions described below, the Reorganizations are scheduled to occur as of the close of business on March 16, 2007, or on such later date as the parties may agree (“Closing Date”). The net asset value per share of each class of each Acquired Fund shall be computed using the valuation procedures established by the Acquired Fund’s Board. The net asset value per share of each class of the Acquiring Fund shall be computed using the valuation procedures established by the Acquiring Fund’s Board. The number of shares of each class of an Acquiring Fund to be issued in exchange for the corresponding Acquired Fund’s assets shall be determined with respect to each such class by dividing the net asset value of each class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund. Each Acquired Fund’s Board will adopt the valuation procedures of the corresponding Acquiring Fund’s Board before the Reorganizations.

The number of full and fractional shares of the corresponding Acquiring Fund to be received by each Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, each Acquired Fund will terminate and distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization. The distribution with respect to each class of each Acquired Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares shown below then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

Acquired Fund shareholders will receive Acquiring Fund shares as follows:

•	Primary Class shareholders of Legg Mason Tax-Free Intermediate-Term Income Trust will receive Class A shares of Legg Mason Partners Intermediate-Term Municipals Fund;

•	Primary Class shareholders of Legg Mason Pennsylvania Tax-Free Income Trust will receive Class A shares of Legg Mason Partners Pennsylvania Municipals Fund; and

•	Primary Class and Financial Intermediary Class shareholders of Legg Mason Financial Services Fund will receive Class C and Class A shares, respectively, of Legg Mason Partners Financial Services Fund.

All issued and outstanding shares of the Acquired Funds will thereafter be canceled or redeemed as the case may be under the laws of the applicable jurisdiction, on the books of the Acquired Funds, and any share certificates representing shares of the Acquired Funds will be null and void. This Proxy Statement/Prospectus constitutes notice of any such redemption. The Acquiring Funds will not issue certificates representing the Class A and Class C shares issued in connection with the Reorganizations.

After such distribution, each Acquired Fund will take all necessary steps under Maryland law or Massachusetts law, as applicable, its respective charter and any other applicable law to effect its termination.

The Board of each Acquired Fund and the Board of each Acquiring Fund has determined with respect to its Fund that the interests of the shareholders of its Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Acquired Fund. In making these determinations, the Board of each Acquired Fund took into account that Legg Mason has agreed to pay the entire costs related to the Legg Mason Fund Reorganizations. The transaction costs associated with repositioning the Funds’ portfolios in connection with the Reorganizations will be borne by the Funds, as is consistent with industry practice.

Each Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Fund’s Board, make proceeding with that Reorganization inadvisable. Each Reorganization Agreement provides that the Acquired Fund and the corresponding Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) a Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) the Funds receive the opinion of Dechert LLP that the transaction contemplated by a Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes. A Board may waive such compliance only if it finds such waiver to be in the best interest of its respective Fund.

Approval of each Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act, with all classes voting together as a single class. See “Voting Information” below.

Description of the Acquiring Funds’ Shares

Shareholders of record of an Acquired Fund as of the Closing Date will receive full and fractional shares of the corresponding Acquiring Fund in accordance with the procedures provided for in the applicable Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights. The Acquiring Funds will not issue share certificates.

Reasons for the Reorganizations and Board Considerations

The Reorganizations are among a series of initiatives for Legg Mason following the December 2005 acquisition by Legg Mason of Citigroup Asset Management. The Reorganizations are the result of a comprehensive review that Legg Mason undertook after the acquisition to implement its best-in-class approach.

The proposed Reorganizations were presented to the Acquired Funds’ Boards for consideration at board meetings held in June and July 2006 (for the Acquiring Funds), and at a board meeting held in June 2006 and by an action without meeting dated September 19, 2006 (for the Acquired Funds)), and were approved at those meetings. In considering each proposal, the

Boards did not identify any single factor or piece of information as all-important or controlling. Following extensive discussions, based on its evaluation of all material factors to each Fund participating in the proposed Reorganizations, including those described below, each Board, including all of the Independent Board Members of the Fund, determined, with respect to that Fund, that: (1) the Reorganization would be in the best interests of that Fund; and (2) the Reorganization would not result in the dilution of the interests of the Fund or its shareholders.

In recommending the Reorganization, each Board considered a number of factors, including the following:

•	the benefits to the Acquired Fund and its shareholders that are expected to be derived from the Reorganization;

•	the compatibility of and differences between the investment objectives, strategies, policies and risks of the Acquired Fund and the Acquiring Fund;

•	the investment management capabilities and expertise of the portfolio managers of the Acquiring Fund as compared to those of the Acquired Fund;

•	the relative size of the Acquiring Fund and the Acquired Fund;

•	the expense ratios of the Acquiring Fund and the Acquired Fund and information as to specific fees and expenses of the Acquiring Fund and the Acquired Fund;

•	the Reorganization will not dilute the interests of current shareholders of the Acquired Fund;

•	the Federal tax consequences of the Reorganization to the Acquired Fund and its shareholders, including that the Reorganization has been structured to qualify as a Federal tax-free transaction;

•	the benefits that may be derived by Legg Mason and its affiliates as a result of the Reorganization as well as from various relationships with the Acquired Fund and Acquiring Fund;

•	that Legg Mason will pay the entire costs related to the Reorganization of the Legg Mason Funds;

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time;

•	the greater exchangeability and portability of Acquiring Fund shares as compared to Acquired Fund shares;

•	the differences in sales loads and charges of the Acquiring Fund shares as compared to the Acquired Fund shares;

•	for Legg Mason Financial Services Fund, that the Fund’s net unrealized gain as a percentage of net assets would decrease from approximately 31% to 20% as a result of the Reorganization;

•	for Legg Mason Financial Services Fund, that shareholders of Legg Mason Partners Financial Services Fund will be asked to approve a subadvisory agreement with Barrett, the current subadviser for Legg Mason Financial Services Fund, and that Legg Mason Partners Financial Services Fund would be managed in the same manner as Legg Mason Financial Services Fund was currently managed; and

•	for Legg Mason Financial Services Fund, that the Fund would be the accounting survivor in its Reorganization.

Board Consideration of Benefits to Legg Mason

The Boards considered the benefits to Legg Mason. If the Reorganization is approved by shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs and increased revenue including from a potential increase in assets under management. In addition, for Legg Mason Tax-Free Intermediate Term Income Trust, while the contractual management fee rate for the Acquiring Fund before waivers and reimbursements, if any is lower than the contractual management fee rate before waivers and reimbursements, if any for the Acquired Fund, Legg Mason will no longer have to waive fees under the voluntary expense cap of the Acquiring Fund.

In addition, Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines. In addition, to the extent that the Reorganizations help to streamline the fund family, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance, and generally make the Funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

Federal Income Tax Consequences

Each of the Reorganizations is conditioned upon the receipt by each of the Acquired Funds of an opinion from Dechert LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by each of the Acquiring Funds of all of the assets of each of the Acquired Funds solely in exchange for shares of each of the respective Acquiring Funds and the assumption by the each of the Acquiring Funds of all of the liabilities of each of the respective Acquired Funds, followed by the distribution by each of the Acquired Funds to its shareholders of shares of each of the respective Acquiring Funds, all pursuant to each of the Plans, each constitutes a reorganization within the meaning of Section 368(a) of the Code;

(ii) Each of the Acquired Funds will not recognize gain or loss upon the transfer of its assets to each of the Acquiring Funds in exchange for shares of each of the Acquiring Funds and the assumption of all of the liabilities of each of the Acquired Funds by each of the Acquiring Funds; and each of the Acquired Funds will not recognize gain or loss upon the distribution to its shareholders of shares of each of the Acquiring Funds;

(iii) Shareholders will not recognize gain or loss on the receipt of shares of each of Acquiring Funds solely in exchange for shares of each of the Acquired Funds pursuant to each of the Reorganizations;

(iv) The aggregate basis of the shares of each of the Acquiring Funds received by each Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of each of the Acquired Funds exchanged therefore;

(v) The holding period of the shares of each of the Acquiring Funds received by each Shareholder pursuant to each of the Reorganizations will include the holding period of the shares of each of the Acquired Funds exchanged therefore, provided that the Shareholder held the shares of each of the Acquired Funds as a capital asset at the time of the Reorganization;

(vi) Each of the Acquiring Funds will not recognize gain or loss upon the receipt of the assets of each of the Acquired Funds in exchange for shares of each of the Acquiring Funds and the assumption by each of the Acquiring Funds of all of the liabilities of each of the Acquired Funds;

(vii) The basis of the assets of each of the Acquired Funds transferred to each of the Acquiring Funds in each of the Reorganizations will be the same in the hands of each of the Acquiring Funds as the basis of such assets in the hands of each of the Acquired Funds immediately prior to the transfer; and

(viii) The holding periods of the assets of each of the Acquired Funds transferred to each of the Acquiring Funds in the reorganization in the hands of each of the Acquiring Funds will include the periods during which such assets were held by each of the Acquired Funds (except to the extent that the investment activities of each of the Acquiring Funds acts to reduce or eliminate such holding period).

While neither the Acquired Funds nor the Acquiring Funds are aware of any adverse state or local tax consequences of the proposed Reorganizations, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax adviser with respect to such matters.

Immediately prior to the Closing Date, each of the Acquired Funds, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of each of the respective Acquired Fund’s shareholders.

Information Regarding Tax Capital Loss Carryforwards

Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund) and Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Legg Mason Tax-Free Intermediate-Term Income Trust (As of March 31, 2006)			Legg Mason Partners Intermediate-Term Municipals Fund (As of March 31, 2006)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
3/31/2000	$(11,921)	3/31/2008	3/31/2000	$(9,495,115)	3/31/2008
3/31/2001	(229,816)	3/31/2009	3/31/2001	(5,514,817)	3/31/2009
3/31/2004	(17,930)	3/31/2012	3/31/2002	(214,462)	3/31/2010
3/31/2005	(311,829)	3/31/2013	3/31/2003	(5,537,751)	3/31/2011
3/31/2006	(32,805)	3/31/2014	3/31/2004	(2,616,935)	3/31/2012
			3/31/2005	(21,747,281)	3/31/2013
			3/31/2006	(4,215,456)	3/31/2014

Total	$(604,301)		Total	(49,341,817)

Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund)

The Reorganization would impact the use of these loss carryforwards in the following manner: 1) the expiration date of the loss carryforwards would move up approximately by one year, for example, the losses due to expire on March 31, 2008 would expire on March 31, 2007; 2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Legg Mason Tax-Free Intermediate-Term Income Trust; 3) the loss carryforwards may not be available to offset any capital gains recognized after the Reorganization that are attributable to appreciation in Legg Mason Partners Intermediate-Term Municipals Fund’s portfolio at the time of the Reorganization; and 4) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization multiplied by the aggregate net asset value of the Legg Mason Tax-Free Intermediate-Term Income Trust at the time of Reorganization (approximately $2,800,000 per year based on data as of August 2006).

The combination of these limitations on the use of loss carryforwards may result in some portion of Legg Mason Tax-Free Intermediate-Term Income Trust’s loss carryforwards expiring unused.

Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)

The Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Intermediate-Term Municipals Fund.

Legg Mason Pennsylvania Tax-Free Income Trust (Acquired Fund) and Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund)

Legg Mason Pennsylvania Tax-Free Income Trust (Acquired Fund) had no capital loss carryovers as of its prior fiscal year end.

As of the date indicated below, Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund) had the following unused capital loss carryforwards:

Legg Mason Partners Pennsylvania Municipals Fund (As of March 31, 2006)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
3/31/2000	$(533,309)	3/31/2008
3/31/2001	(857,242)	3/31/2009
3/31/2002	(159,254)	3/31/2010
3/31/2004	(266,329)	3/31/2012
3/31/2005	(2,908,042)	3/31/2013

Total	$(4,724,176)

The Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Pennsylvania Municipals Fund.

Legg Mason Financial Services Fund (Acquired Fund) and Legg Mason Partners Financial Services Fund (Acquiring Fund)

Neither Fund had any capital loss carryovers as of their prior fiscal year ends.

Information Applicable to All Funds with Capital Loss Carryovers

Since each of the Reorganizations is not expected to close until March 2007, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each of the Acquired and Acquiring Funds to use these losses (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of each of the Acquired or Acquiring Funds, or both, expiring unused.

Effect of Proposed “Shell” Reorganizations of Certain Funds

In a separate proxy statement, shareholders of each Legg Mason Partners Fund are being asked to approve a number of governance-related matters, including the consolidation of the Boards, so that each of the Legg Mason Partners Funds would be overseen by one of two boards, with one board focusing on equity funds and the other board focusing on fixed income funds. In conjunction with this board consolidation, shareholders of each Acquiring Fund except Legg Mason Partners Financial Services Fund are also being asked to approve an agreement and plan of reorganization, in connection with a two-step restructuring initiative, that is intended to reduce the number of separate legal entities in the Legacy CAM Fund complex that are registered with the SEC and to adopt the Maryland business trust form of organization for all the Funds.

The Acquired Funds will not experience the two-step restructuring mentioned above.

As noted in Appendix K, two of the Acquiring Funds—Legg Mason Partners Intermediate-Term Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund—are series of a Massachusetts business trust and the other Acquiring Funds—Legg Mason Partners Financial Services Fund—is a series of a Maryland corporation. Assuming all required approvals with regard to the restructurings are obtained and the shareholders of an Acquired Fund approve the Reorganization Agreement, then the corresponding Acquiring Fund would become a series of a Maryland business trust and the Acquired Fund’s shareholders would become shareholders of that series of a Maryland business trust following the closing of the Reorganization and restructurings. On the other hand, if shareholders of an Acquired Fund approve the Reorganization Agreement but all required approvals with regard to the restructurings applicable to the corresponding Acquiring Fund are not obtained, then the Acquiring Fund will remain a series of a Massachusetts business trust or of a Maryland corporation, as applicable, and the shareholders of the Acquired Fund would become shareholders of that entity as a result of the Reorganization and restructurings.

A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G.

TERMINATION OF THE ACQUIRED FUNDS

If the Reorganizations are effected, each of the Acquired Funds will be terminated, and each of the Acquired Fund’s issued and outstanding shares will be cancelled or redeemed, as the case may be, under the laws of the applicable jurisdiction.

PORTFOLIO SECURITIES

If each of the Reorganizations is effected, management of the Acquiring Funds will analyze and evaluate the portfolio securities of each of the Acquired Funds being transferred to each of the Acquiring Funds. Consistent with each of the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of each of the Acquiring Fund’s shareholders (including former shareholders of each of the Acquired Funds), management will determine the extent and duration to which the portfolio securities of each of the Acquired Funds will be maintained by each of the Acquiring Funds. It is possible that there may be some dispositions of the portfolio securities of each of the Acquired Funds in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of each of the Acquired Funds may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and each Acquiring Fund’s ability to use any available loss carryforwards.

No securities of any Acquired Fund need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUNDS

Investment Manager and Sub-Advisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has served as each Acquiring Fund’s investment manager since August 1, 2006. LMPFA, a subsidiary of Legg Mason located at 399 Park Avenue, New York, NY 10022, is a newly-organized investment adviser that will provide administrative and compliance oversight services to the Funds. Other than the cash management services it will provide for certain equity funds, LMPFA will not provide day-to-day portfolio management services. Rather, portfolio management for Legg Mason Partners Intermediate-Term Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund will be provided by Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101, and for Legg Mason Partners Financial Services Fund by Batterymarch Financial Management, Inc. (“Batterymarch”), a subsidiary of Legg Mason located at 200 Clarendon Street, Boston, MA 02116. Shareholders of Legg Mason Partners Financial Services Fund are being asked to approve, in a separate proxy statement, a new subadvisory agreement with Barrett, which currently serves as the subadvisor for Legg Mason Financial Services Fund.

Management and sub-advisory fees will be paid to LMPFA, Western Asset, Batterymarch and, if and at such time as shareholders of Legg Mason Partners Financial Services Fund approve a new subadvisory agreement, Barrett, respectively, at the following rates as a percentage of each Acquiring Fund’s average daily net assets:

Fund	Contractual Fee Rate (before any waivers or reimbursements)	Rate Received by Sub-Adviser
Legg Mason Partners Intermediate-Term Municipals Fund	0.50%	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. LMPFA, not the Fund, pays the sub-advisory fee to Western Asset.

Fund	Contractual Fee Rate (before any waivers or reimbursements)	Rate Received by Sub-Adviser
Legg Mason Partners Pennsylvania Municipals Fund	0.45%	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. LMPFA, not the Fund, pays the sub-advisory fee to Western Asset.

Legg Mason Partners Financial Services Fund	0.80%

70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. LMPFA, not the Fund, pays the sub-advisory fee to Batterymarch.

If shareholders of Legg Mason Partners Financial Services Fund approve a new subadvisory agreement with Barrett, Barrett will receive 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. LMPFA, not the Fund, will pay the sub-advisory fee to Barrett.

During the fiscal years indicated below, management fees were paid to the prior investment manager at the following effective rates as a percentage of each Acquiring Fund’s average daily net assets:

Fund (Fiscal Year End)	Investment Manager	Rate of Fee
Legg Mason Partners Intermediate-Term Municipals Fund (March 31, 2006)	Smith Barney Fund Management, LLC (“SBFM”)	0.50%

Legg Mason Partners Pennsylvania Municipals Fund (March 31, 2006)	SBFM	0.44%

Legg Mason Partners Financial Services Fund (October 31, 2005)	SBFM	0.80%

Additional information about the factors considered by the Board of each Acquiring Fund in approving the Investment Management Agreement and sub-advisory agreement, if any, applicable to that Fund is contained in the shareholder reports for the applicable Fund as shown in the chart below. A discussion of the factors considered by the Boards in approving the new Investment Management Agreement and sub-advisory agreement, as applicable to a Fund, will be disclosed in future reports to shareholders following Board approval.

Fund	Shareholder Report

Legg Mason Partners Intermediate-Term Municipals Fund	Annual Report for fiscal year ended March 31, 2006

Legg Mason Partners Pennsylvania Municipals Fund	Annual Report for fiscal year ended March 31, 2006

Legg Mason Partners Financial Services Fund	Annual Report for fiscal year ended October 31, 2005

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc., which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund and Legg Mason Partners Financial Services Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim. Plaintiffs are scheduled to file their second consolidated amended complaint during the fourth quarter of 2006.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

The Acquired Funds are not Affected Funds, and therefore did not implement the transfer agent arrangement described above. These Funds have not received and will not receive any portion of the distribution.

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). Most of such trustees have been nominated to serve on the Boards of Legg Mason Partners Intermediate-Term Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund. The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A response to the complaint is due in September 2006. No assurance can be given as to the outcome of this matter.

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the aforegoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Funds

Information about the portfolio managers of each Acquiring Fund is listed below. Two Acquiring Funds have been managed since August 2006 by portfolio managers employed by Western Asset and one Acquiring Fund has been managed since February 2006 by portfolio managers employed by Batterymarch. The Fund SAI for each Acquiring Fund provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Acquiring Fund. Similar information with respect to portfolio manager compensation is also included in Appendix J.

Legg Mason Partners Intermediate-Term Municipals Fund

Joseph P. Deane has been responsible for the day-to-day management of the Fund since February 1999 and David T. Fare has shared the responsibility for the day-to-day management of the Fund with Mr. Deane since 2004. Each portfolio manager is a portfolio manager associated with Western Asset, which, like the manager, is a subsidiary of Legg Mason, Inc. Each of Messrs. Deane and Fare have been employed as portfolio managers for Western Asset since 2006 and were employed by the immediately prior investment manager to the Fund, SBFM, for the past five years.

Legg Mason Partners Pennsylvania Municipals Fund

Joseph P. Deane has been responsible for the day-to-day management of the Fund since February 1999 and David T. Fare has shared the responsibility for the day-to-day management of the Fund with Mr. Deane since 2004. Each portfolio manager is a portfolio manager associated with Western Asset, which, like the manager, is a subsidiary of Legg Mason, Inc. Each of Messrs. Deane and Fare have been employed as portfolio managers for Western Asset since 2006 and were employed by the immediately prior investment manager to the Fund, SBFM, for the past five years.

Legg Mason Partners Financial Services Fund

Legg Mason Partners Financial Services Fund is managed by a team of portfolio managers, sector specialists and investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and team structure decisions. The following individuals share the day-to-day portfolio management responsibilities for the Fund: Thomas Linkas and Charles F. Lovejoy. Each of the portfolio managers is a portfolio manager of Batterymarch and has been employed by Batterymarch for more than five years.

If shareholders of Legg Mason Partners Financial Services Fund approve the proposed subadvisory agreement, Barrett, which currently serves as the subadvisor for Legg Mason Financial Services Fund, will be appointed as subadvisor to Legg Mason Partners Financial Services Fund (with such change, if approved, to be effective during the first quarter of 2007). Amy LaGuardia, the current portfolio manager of Legg Mason Financial Services Fund, is expected to become the portfolio manager of Legg Mason Partners Financial Services Fund.

For a detailed description of each Fund’s portfolio managers’ compensation, please see Appendix J.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix F to this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

Legg Mason and certain of the Acquiring Funds’ service providers, which include affiliates of Legg Mason, have a financial interest in the Reorganizations because their respective fees under agreements with the Acquiring Funds generally increase as the amount of the assets of the Acquiring Funds increase, and the amount of those assets will increase as a result of the Reorganizations (although this increase in assets is expected to be offset by the concomitant loss of the Acquired Fund’s assets).

Information about the Acquired Funds and the Acquiring Funds is included in the Prospectuses and SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed in Appendix L. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge, by writing to the Funds at 125 Broad Street, New York, New York 10022, or by visiting Legg Mason’s website at www.leggmason.com/InvestorServices, or by calling the Acquired Funds at 800-822-5544 (Primary Class Shareholders) or 888-425-6532 (Financial Intermediary Class Shareholders).

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The financial highlights of each Acquiring Fund that are contained in Appendix D have been derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, except for the financial highlights of Legg Mason Partners Financial Services Fund for the six months ended April 30, 2006, which are unaudited.

Fiscal Year Ends

The fiscal year ends of the Acquired Funds are set forth below.

Acquired Fund	Fiscal Year End
Legg Mason Tax-Free Intermediate-Term Income Trust	March 31

Legg Mason Pennsylvania Tax-Free Income Trust	March 31

Legg Mason Financial Services Fund	March 31

The fiscal year ends of the Acquiring Funds are set forth below.

Acquiring Fund	Fiscal Year End
Legg Mason Partners Intermediate-Term Municipals Fund	March 31

Legg Mason Partners Pennsylvania Municipals Fund	March 31

Legg Mason Partners Financial Services Fund	October 31

Discussions regarding the historical performance of each Acquiring Fund is contained in Appendix E.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), located at 100 Light Street, Baltimore, Maryland 21202, CGMI, located at 388 Greenwich Street, New York, New York 10013 serve as co-distributors for each of the Acquiring Funds. In addition, PFS Distributors, Inc., located at 3100 Breckenridge Boulevard, Bldg. 200, Duluth, Georgia 30199, serves as co-distributor for Legg Mason Partners Financial Services Fund. LMIS is a wholly owned subsidiary of Legg Mason.

A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. Legg Mason or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ distributors, affiliates of Legg Mason, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Funds. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

FORM OF ORGANIZATION

It is proposed that the Legg Mason Partners Funds be reorganized as series of Massachusetts business trusts aligned by asset class in order to reduce the number of registrants and that the surviving Massachusetts business trusts be reorganized as Maryland business trusts. A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G. In addition, each Fund’s current form of organization is set out in Appendix K.

It is further being proposed, in separate proxy materials, that shareholders of each Legg Mason Partners Fund approve the consolidation of those Funds’ current boards into one of two boards, one for equity funds and one for fixed income funds. If the consolidated Boards are elected by Legg Mason Partners Fund shareholders and the transactions described in the preceding paragraph are consummated, the following chart lists the Board and applicable Acquiring Fund.

Board	Fund
Equity Board	Legg Mason Partners Financial Services Fund

Fixed Income Board	Legg Mason Partners Intermediate-Term Municipals Fund

Fixed Income Board	Legg Mason Partners Pennsylvania Municipals Fund

A comparison of the current composition of the Acquiring Funds’ Boards and their proposed composition is attached to this Proxy Statement/Prospectus as Appendix I.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Acquired Fund and Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Funds will be received by shareholders of the Acquired Funds on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received. As of August 30, 2006, the net asset value of Legg Mason Tax-Free Intermediate-Term Income Trust did not exceed 10% of the net asset value of Legg Mason Partners Intermediate-Term Municipals Fund.

Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund)/Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

Legg Mason Tax-Free Intermediate-Term Income Trust and Legg Mason Partners Intermediate-Term Municipals Fund

As of March 31, 2006 (Unaudited)

	Legg Mason Tax-Free Intermediate-Term Income Trust	Legg Mason Partners Intermediate-Term Municipals Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Intermediate-Term Municipals Fund
Class A:(a)
Net Assets	—	$404,127,784	$88,138,892	$492,266,676
Shares Outstanding	—	63,862,172	13,928,177	77,790,349
Net Asset Value Per Share	—	$6.33		$6.33

Class B:(a)
Net Assets	—	$3,996,206	$(3,996,206)	—
Shares Outstanding	—	631,818	(631,818)	—
Net Asset Value Per Share	—	$6.32		—

Class C:
Net Assets	—	$253,508,314	—	$253,508,314
Shares Outstanding	—	40,000,180	—	40,000,180
Net Asset Value Per Share	—	$6.34		$6.34

Class O:(a)
Net Assets	—	$21,113,774	$(21,113,774)	—
Shares Outstanding	—	3,331,166	(3,331,166)	—
Net Asset Value Per Share	—	$6.34		—

Primary Class:(b)
Net Assets	$63,028,912	—	$(63,028,912)	—
Shares Outstanding	4,039,971	—	(4,039,971)	—
Net Asset Value Per Share	$15.60	—		—

(a)	Legg Mason Partners Intermediate-Term Municipals Fund Class B and O shares will be exchanged for Legg Mason Partners Intermediate-Term Municipals Fund Class A shares.
(b)	Legg Mason Tax-Free Intermediate-Term Income Trust Primary Class shares will be exchanged for Legg Mason Partners Intermediate-Term Municipals Fund Class A shares.

Legg Mason Pennsylvania Tax-Free Income Trust (Acquired Fund)/Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund)

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Partners Pennsylvania Municipals Fund

As of March 31, 2006 (Unaudited)

	Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Pennsylvania Municipals Fund
Class A:(a)(b)
Net Assets	—	$32,264,634	$62,567,356	(c)	$94,831,990
Shares Outstanding	—	2,542,735	4,933,180	(c)	7,475,915
Net Asset Value Per Share	—	$12.69			$12.69

Class B:
Net Assets	—	$21,145,466	$(9,986	)(c)	$21,135,480
Shares Outstanding	—	1,672,059	—		1,672,059
Net Asset Value Per Share	—	$12.65			$12.64

Class C:
Net Assets	—	$10,435,803	$(4,928	)(c)	$10,430,875
Shares Outstanding	—	826,047	—		826,047
Net Asset Value Per Share	—	$12.63			$12.63

Primary Class:(a)
Net Assets	$62,657,888	—	$(62,657,888)		—
Shares Outstanding	3,818,222	—	(3,818,222)		—
Net Asset Value Per Share	$16.41	—			—

(a)	Legg Mason Pennsylvania Tax-Free Income Trust Primary Class will be exchanged for Legg Mason Partners Pennsylvania Municipals Fund Class A shares.
(b)	Reflects estimated adjustment due to difference in valuation policies between Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Partners Pennsylvania Municipals Fund.
(c)	Reflects adjustments for estimated Reorganization expenses of $60,300 related to the Acquiring Fund.

Legg Mason Financial Services Fund (Acquired Fund)/Legg Mason Partners Financial Services Fund (Acquiring Fund)

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

Legg Mason Financial Services Fund and Legg Mason Partners Financial Services Fund

As of April 30, 2006 (Unaudited)

	Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Financial Services Fund
Class A:(a)
Net Assets	—	$20,694,627	$10,045,190	(b)	$30,739,817
Shares Outstanding	—	1,200,237	583,332	(b)	1,783,569
Net Asset Value Per Share	—	$17.24			$17.24

Class B:
Net Assets	—	$27,069,340	$(12,925	)(b)	$27,056,415
Shares Outstanding	—	1,614,954	—		1,614,954
Net Asset Value Per Share	—	$16.76			$16.75

Class C:(c)
Net Assets	—	$13,600,551	$58,199,284	(b)	$71,799,835
Shares Outstanding	—	810,428	3,469,741	(b)	4,280,169
Net Asset Value Per Share	—	$16.78			$16.78

Primary Class:(c)
Net Assets	$58,230,762	—	$(58,230,762)		—
Shares Outstanding	3,808,405	—	(3,808,405)		—
Net Asset Value Per Share	$15.29	—			—

Financial Intermediary Class:(a)
Net Assets	$10,059,387	—	$(10,059,387)		—
Shares Outstanding	613,660	—	(613,660)		—
Net Asset Value Per Share	$16.39	—			—

(a)	Legg Mason Financial Services Fund Financial Intermediary Class shares will be exchanged for Legg Mason Partners Financial Services Fund Class A shares.
(b)	Reflects adjustments for estimated Reorganization expenses of $58,600 related to the Acquiring Fund.
(c)	Legg Mason Financial Services Fund Primary Class shares will be exchanged for Legg Mason Partners Financial Services Fund Class C shares.

DIVIDENDS AND DISTRIBUTIONS

The chart below shows the current dividend and distribution policy of each Fund:

Acquired Fund	Acquiring Fund
Legg Mason Tax-Free Intermediate-Term Income Trust: Income dividends, if any, paid monthly and capital gains, if any, distributed annually.	Legg Mason Partners Intermediate-Term Municipals Fund: Income dividends, if any, paid monthly and capital gains, if any, distributed annually.

Legg Mason Pennsylvania Tax-Free Income Trust: Income dividends, if any, paid monthly and capital gains, if any, distributed annually.	Legg Mason Partners Pennsylvania Municipals Fund: Income dividends, if any, paid monthly and capital gains, if any, distributed annually.

Legg Mason Financial Services Fund: Income dividends and capital gains, if any, distributed annually.	Legg Mason Partners Financial Services Fund: Income dividends and capital gains, if any, distributed annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Funds, see “Purchases, Redemptions and Exchanges Information” at Appendix B to this Proxy Statement/Prospectus.

OTHER BUSINESS

The Boards of the Acquired Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders who want to communicate with the Boards or any individual Board member should write to the attention of Richard M. Wachterman, Secretary, 100 Light Street, Baltimore, Maryland 21202. The letter should indicate that you are a Legg Mason Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Boards of the Acquired Funds to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of each Acquired Fund on or about November     , 2006 or as soon as practicable thereafter. Only shareholders of record as of the close of business on November 3, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. Shareholders can only vote on matters affecting the Acquired Fund(s) in which they hold shares. Because the proposals in the Proxy Statement/Prospectus are separate for each Acquired Fund, it is essential that shareholders who own shares of more than one Acquired Fund complete, date, sign and return each proxy card they receive. If the enclosed proxy card is properly signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the relevant Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix M to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Acquired Fund a subsequently dated proxy, (2) delivering to the applicable Acquired Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of an Acquired Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Acquired Fund or a distributor of the Acquired Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

Legg Mason will pay the entire costs of the Legg Mason Funds’ Reorganizations.

Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of each Acquired Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained Computershare Fund Services, Inc. (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $302,000 for such solicitation services to be borne by Legg Mason. Computershare may solicit proxies personally and by telephone.

Quorum

The chart below shows the quorum requirement for each Acquired Fund. A Fund’s shareholders may hold a Meeting for that Fund if the quorum requirement for that Fund is met, regardless of whether any other Fund’s quorum requirement is met.

Acquired Fund	Quorum
Legg Mason Tax-Free Intermediate-Term Income Trust	One-third of shares entitled to vote

Legg Mason Pennsylvania Tax-Free Income Trust	One-third of shares entitled to vote

Legg Mason Financial Services Fund	One-third of shares entitled to vote

Vote Required

For each Acquired Fund, approval of a Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund. Shareholders of the Acquired Funds are entitled to one vote for each share and fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against adjournment and against approval of the relevant Reorganization Agreement. However, with respect to Legg Mason Investors Trust, Inc., abstentions and broker non-votes will have (1) no effect on an adjournment to solicit additional votes and (2) the effect of a vote against adjournment to attain a quorum and approval of Proposal 1. Accordingly, shareholders are urged to forward their voting instructions promptly.

Adjournments

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment due to insufficient votes will require an affirmative vote by the holders of a majority of the shares present in person or by proxy at the meeting entitled to vote therein. However, with respect to Legg Mason Partners Investors Trust, Inc., an adjournment (1) to attain a quorum will require the affirmative vote of a majority of votes present at the meeting and entitled to vote thereon and (2) to solicit additional votes will require a majority of votes cast. If in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. With respect to the Acquired Funds that are Massachusetts Funds, in the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. With respect to the Acquired Fund that is a Maryland Corporation, the meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

Future Shareholder Proposals

The Acquired Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an Acquired Fund must be received at the offices of the Fund, 100 Light Street, Baltimore, Maryland 21202, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of each Acquired Fund at the close of business on November 3, 2006 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of shares of each class of each Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

[insert chart]

To the knowledge of the Acquired Funds and the Acquiring Funds, as of October 20, 2006, except as set forth in Appendix H, no person owned beneficially or of record 5% or more of any class of an Acquired Fund’s or an Acquiring Fund’s outstanding shares.

[To the knowledge of the Funds, as of October 20, 2006, less than 1% of the outstanding shares of each Acquired Fund and each Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of each Acquired Fund and each Acquiring Fund.]

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Willkie Farr & Gallagher LLP.

THE BOARDS OF THE ACQUIRED FUNDS, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENTS. ANY SIGNED AND DATED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE RELEVANT REORGANIZATION AGREEMENT.

By order of the Boards of Directors/Trustees,

Richard	M. Wachterman
Secretary
Legg	Mason Tax-Free Income Fund
Legg	Mason Investors Trust, Inc.

INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization

Appendix B:	Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information

Appendix C:	Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix D:	Financial Highlights of the Acquiring Funds

Appendix E:	Management’s Discussion of Fund Performance for Each Acquiring Fund

Appendix F:	Historical Performance for Each Fund

Appendix G:	Similarities and Differences in the Forms of Organization of the Acquired Funds and the Acquiring Funds

Appendix H:	5% Shareholders of the Acquired and Acquiring Funds

Appendix I: .	Comparison of Board Composition

Appendix J: .	Portfolio Manager Compensation

Appendix K:	Form of Organization

Appendix L:	Dates of Prospectuses, SAIs and Shareholder Reports

Appendix M:	Instructions for Signing the Proxy Card

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of                  , 2006, by and among [                    ], a [Massachusetts business trust/Maryland corporation] (the “Acquiring Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], on behalf of its series [name of series] (the “Acquiring Fund”), [                    ], a [Massachusetts business trust/Maryland corporation] (the “Acquired Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], [on behalf of its series [name of series]] (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series or the sole series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of [beneficial interest/common stock] of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of [beneficial interest/common stock] of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and [(3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and termination of the Acquired Fund] [(3) the subsequent distribution of the Acquiring Fund Shares and any of the remaining properties and assets to the shareholders of the Acquired Fund and the termination of the Acquired Fund], as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

[Include if Acquired Entity will have no remaining series after the Reorganization:] WHEREAS, following the Reorganization, the Acquired Entity will deregister as an investment company in accordance with the rules of the Securities and Exchange Commission (the “Commission”);]

[Include if Acquired Entity is organized in Massachusetts and will have no remaining series after the Reorganization: WHEREAS, following the effective date of its deregistration, the Acquired Entity shall voluntarily dissolve in accordance with Massachusetts law;]

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of [Trustees/Directors] of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of [Trustees/Directors] of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	FOR THE MASSACHUSETTS BUSINESS TRUSTS: TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND; FOR THE MARYLAND CORPORATIONS: TRANSFER OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES, THE SUBSEQUENT DISTRIBUTION OF ACQUIRING FUND SHARES AND THE TERMINATION OF THE PREDECESSOR FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets with respect to each class of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). [Add as appropriate: For purposes of this Agreement, the Class [    ] shares of the Acquired Fund correspond to the Class [    ] shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund.]

1.2 The property and assets of the Acquired Entity, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall [take such actions necessary to complete the reorganization of the Acquired Fund. To complete the reorganization, the Acquired Entity, on behalf of the Acquired Fund, shall] (a) distribute to the latter’s shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1 [and (b) completely liquidate and dissolve in accordance with Massachusetts law] [and (b) thereafter, redeem or cancel, as the case may be, shares of the Acquired Fund in accordance with Maryland law and (c) terminate the Acquired Fund]. Such distribution [and liquidation] shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of each corresponding class owned by Acquired Fund Shareholders on the Closing Date. [All issued and outstanding Acquired Fund Shares will be redeemed or canceled, as the case may be, on the books of the Acquired Fund.] The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the [Securities and Exchange Commission (“Commission”)] [if already defined: Commission], any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. [The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.]

[Include if the Acquired Entity is organized in Massachusetts and has no remaining series following the Reorganization: 1.8 As promptly as practicable following the Reorganization, the Acquired Entity will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Massachusetts law.]

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

2.3 The number of Acquiring Fund Shares of each class to be issued in exchange for the Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to each class of Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [                ], 2007, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of each class of shares of the Acquiring Fund is calculated in accordance with paragraph 2.2 and after the declaration of any dividends. The Closing shall be held at the offices of [ ] or at such other time and/or place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the

Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct [                    ], in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquired Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquired Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquiring Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (after reduction for any allowable capital loss carryover) (as defined in the Code) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of

Massachusetts/State of Maryland], with the power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquiring Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquiring Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquired Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) (as defined in the Code) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Entity shall not change the Acquiring Entity Charter, prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Entity Charter, the by-laws of the Acquired Entity, and [Massachusetts/Maryland] law, [Include for Massachusetts Acquired Entity that has no remaining series after the Reorganization: which approval shall include approval of the dissolution of the Acquired Entity under Massachusetts law], and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Dechert LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders except for gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and/or stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets. The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Acquired Fund Counsel], in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the

Acquired Fund, and its authorized officers: (a) the Acquired Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquired Entity, with respect to the Acquired Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity or any contracts or other documents known to [Acquired Fund Counsel] which can affect the rights or obligations of the Acquired Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquired Entity pursuant to paragraph 4.1 of this Agreement, the Acquired Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquired Fund. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquired Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of [Acquiring Fund Counsel], in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity or any contracts or other documents known to [Acquiring Fund Counsel] which can affect the rights and obligations of the Acquiring Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] with respect to the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Entity pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquiring Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquired Entity, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 [If this Agreement relates to the Reorganization of a Legg Mason Partners or Salomon Brothers Fund: Legg Mason Partners Fund Advisor, LLC will pay the printing, proxy solicitation, mailing and postage costs of the Reorganization. Additional costs, including expenses related to the preparation and filing of the Registration Statement, legal fees and auditor fees, shall be divided equally between Legg Mason Partners Fund Advisor, LLC, on the one hand, and the Acquiring Entity and the Acquired Entity, on the other hand. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

10.2 [If the Agreement relates to the Reorganization of a Legg Mason Fund: Legg Mason Partners Fund Advisor, LLC will pay all the costs of the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Add the following provision if any party is a Mass. business trust:

[15.5 The [Acquired Entity Charter] [Acquiring Entity Charter] is [are] on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the [Acquired Entity Charter] [Acquiring Entity Charter], the obligations of the [Acquired Entity] [Acquiring Entity] with respect to the [Acquired Fund] [Acquiring Fund] entered into in the name or on behalf the [Acquired Entity] [Acquiring Entity] by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the [Acquired Entity] [Acquiring Entity], personally, but bind only the assets of the [Acquired Entity] [Acquiring Entity] belonging to the [Acquired Fund] [Acquiring Fund], and all persons dealing with any series or funds of [Acquired Entity] [Acquiring Entity] must look solely to the assets of the [Acquired Entity] [Acquiring Entity] belonging to such series or fund for the enforcement of any claims against the [Acquired Entity] [Acquiring Entity].

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[ACQUIRING ENTITY], on behalf of its series [ACQUIRING FUND]		[ACQUIRED ENTITY], on behalf of its series [ACQUIRED FUND]

By:		By:
	Name: Title:		Name: Title:

Solely for purposes of paragraph 10.2 of this Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name: Title:

SCHEDULE 4.1

SCHEDULE 4.2

APPENDIX B

Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information

This section describes the classes of shares that the Acquiring Funds will make available after the Reorganizations are effected and how shareholders may buy and sell Fund shares. It also describes how the Funds value their securities and the Funds’ policies on frequent trading of Fund shares.

Choosing a class of shares to buy

Individual investors can choose among three classes of shares: Classes A, B and C. Institutional and retirement plan investors can choose between two1 classes of shares: Class C and Class I (formerly Class Y). Class B and Class I shares are not offered in this Proxy Statement/Prospectus. This Appendix B discusses Class A and Class C shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Not all Funds offer all classes.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest.

•	How long you expect to own the shares.

•	The expenses paid by each class.

•	Whether you qualify for any reduction or waiver of sales charges.

You may buy shares from:

•	Certain broker/dealers, financial intermediaries, financial institutions, Smith Barney Financial Advisors or PFS Registered Representatives (each called a “Service Agent”).

•	The Fund, but only if you are investing through certain qualified plans or Service Agents.

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class may be best for you, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

[1]	As of November 20, 2006, Class A shares will no longer be offered through Service Agents to retirement plans with omnibus accounts held on the books of the Funds. However, retirement plans that hold Class A shares prior to that date will continue to be permitted to make additional investments in that Class. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries will also remain eligible for Class A shares.

Investment minimums

Minimum initial investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Class A		Class C
General	$500		$500
Individual Retirement Accounts (“IRAs”) and Uniform Gifts or Transfers to Minor Accounts	$250		$250
Simple IRAs	$1		$1
Retirement Plans(1) with omnibus accounts held on the books of the Funds	N/A	(3)	None	(4)
Other Retirement Plans(1)	$50		$50
Clients of Eligible Financial Intermediaries(2)	$1		N/A
Systematic Investment Plans	$25		$25
Institutional Investors(5)	$500		$500

(1)	Retirement Plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans SEPs, SARSEPs, SIMPLE IRAs, or Section 529 college savings accounts.
(2)	Clients of Eligible Financial Intermediaries are investors who invest in the Fund through financial intermediaries that offer their clients Class A shares through investment programs as authorized by LMIS.
(3)	As of November 20, 2006, Class A shares will no longer be offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the Funds. However, Retirement Plans that hold Class A shares prior to that date will continue to be permitted to make additional investments in the Class. Certain existing programs for current or prospective Retirement Plan investors sponsored by financial intermediaries will also remain eligible for Class A shares.
(4)	Minimums may be imposed by a financial intermediary.
(5)	Institutional Investors generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the Fund.

The additional minimum investment requirements are as follows:

•	Classes A and C shares generally: $50

•	IRAs and Uniform Gifts or Transfers to Minor Accounts: $50

•	Simple IRAs: $1

•	Retirement Plans with omnibus accounts held on the books of the Funds: N/A/None.

•	Other Retirement Plans: $50

•	Clients of Eligible Financial Intermediaries: $1/N/A

•	Systematic Investment Plans: $25

•	Institutional Investors: $50

More information about the classes of shares offered by each Fund is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	the front-end sales charges that apply to the purchase of Class A shares

•	the deferred sales charges that apply to the redemption of Class C shares and certain Class A shares (redeemed within one year)

•	who qualifies for lower sales charges on Class A shares

•	who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Comparing the Funds’ classes

The following table compares key features of the Fund’s classes. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending on which class you choose.

	Class A	Class C

Key features	Initial sales charge You may qualify for reduction or waiver of initial sales charge Generally lower annual expenses than Class C	No initial sales charge Deferred sales charge for only one year except for short- and intermediate-term income funds(1) Does not convert to Class A Higher annual expenses than Class A

Initial sales charge	Up to 5.75% for equity funds, up to 4.25% for long-term fixed income funds and up to 2.25% for short- and intermediate-term fixed income funds; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more of equity and long-term fixed income funds and $500,000 or more of short- and intermediate-term fixed income funds	None

Deferred sales charge	1.00% for equity and long-term fixed income funds and 0.50% for short- and intermediate-term fixed income funds (on purchases of $1 million or more for equity and long-term fixed income funds and $500,000 or more for short- and intermediate-term fixed income funds) if you redeem within 1 year of purchase; waived for certain investors

1.00% if you redeem equity or long-term fixed income fund shares within 1 year of purchase; no deferred sales charge for short- and intermediate-term fixed income funds; waived for certain retirement plan investors

No deferred sales charge is imposed on redemptions by employee benefit accounts having omnibus accounts with the Funds

Annual distribution and service fees	0.25% of average daily net assets for equity funds; 0.15% of average daily net assets for tax-exempt fixed income funds	1.00% of average daily net assets for equity funds, 0.70% of average daily net assets for long-term fixed income funds and 0.75% of average daily net assets for short- and intermediate-term fixed income funds

Exchange privilege(2)	Class A shares of Legg Mason Partners Funds	Class C shares of Legg Mason Partners Funds

(1)	If shares are exchanged for shares of an equity or long-term fixed income fund, the deferred sales charge and dealer reallowance will apply as if it were a new purchase.
(2)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Funds’ distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the Funds. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents also will receive a fee payable on Class A shares at an annual rate of up to 0.25% of equity funds and 0.15% of tax-exempt fixed income funds, in each case of the average daily net assets represented by the Class A shares serviced by them.

Equity funds

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	-0-	-0-	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Tax-exempt long-term fixed income funds

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount	Broker/Dealer Commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	-0-	-0-	up to 1.00

*

A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to

0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Tax-exempt short and intermediate-term fixed income funds

Amount of purchase	Sales Charge as % of offering price	Sales Charge as % of net amount	Broker/Dealer Commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more*	-0-	-0-	0.50

*	A distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Investments at net asset value

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares of an equity or long-term fixed income fund or $500,000 or more of Class A shares of a short- or intermediate-term fixed income fund. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of $1.00% for equity or long-term fixed income funds and 0.50% for short- or intermediate-term fixed income funds.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege—lets you combine the current value of Class A shares of the Fund with all other shares of Legg Mason Partners Funds that are owned by:

•	you; or

•	your spouse and children under the age of 21;

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined. If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—lets you purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners Fund shares that are purchased during the 13-month period by

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents having dealer, service or other selling agreements with the Fund’s distributors

•	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the Transfer Agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that your purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, or visit the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge as follows:

Type of fund	Amount of CDSC
Equity	1.00%

Long-term fixed income	1.00%

Short and Intermediate-term fixed income	None

LMIS will pay Service Agents selling Class C shares (other than on shares sold to omnibus accounts of Retirement Plans held on the books of the Fund) a commission of up to 1.00% (for equity funds) or 0.75% (for fixed income funds) of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of up to 1.00% (for equity funds) or up to 0.75% (for fixed income funds) of the average daily net assets represented by the Class C shares serviced by them. As of November 20, 2006, starting immediately after purchase LMIS will pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the Fund an annual fee of up to 1.00% (for equity funds), up to 0.70% (for long-term fixed income funds) or up to 0.75% (for short- and intermediate-term fixed income funds) of the average daily net assets represented by the Class C shares serviced by them. As of November 20, 2006, Retirement Plans with omnibus accounts held on the books of the Fund will not be subject to a deferred sales charge on shares redeemed within one year of purchase.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

•	Shares exchanged for shares of another Legg Mason Partners Fund

•	Shares representing reinvested distributions and dividends

•	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the Funds will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a deferred sales charge, you may, under certain circumstances, reinvest at net asset value all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

LMIS receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or visit the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Buying shares

Through a Service Agent You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

•	Class of shares being bought

•	Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the Funds Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the Funds.

Clients of a PFS Registered Representative should write the Funds at the following address:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

•	All other investors should write to the Funds at the following address:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application available at:

•	Specify the name of the Fund and the share class you wish to purchase.

•	For more information, please call Shareholder Services at 800-451-2010.

Through a Systematic Investment Plan You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•	Amounts transferred should be at least $25.

•	Amounts may be transferred monthly, every alternative month, quarterly, semi-annually or annually.

•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent.

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors.

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

•	You may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes.

•	Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

•	Exchanges of Class A and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the Fund into which exchanges are made.

•	If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective. The Acquiring Fund will not issue share certificates in the Reorganization. Share certificates of the Acquired Funds will be voided as part of the Reorganization.

•	The Funds may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges Your shares will not be subject to an initial sales charge at the time of the additional exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the Funds. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the Fund at the address below.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the Funds for shares of the same class of any other Legg Mason Partners Fund.

•	Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.

•	A predetermined dollar amount of at least $25 per exchange is required.

For more information contact your Service Agent or the transfer agent.

Redeeming shares

Generally	Contact your Service Agent to redeem shares of the Funds.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt.

Your redemption proceeds normally will be sent within three business days after your request is received in good order but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	For accounts held directly at a Fund, send written requests to the Fund at the applicable address:

For clients of a PFS Registered Representative, write to Primerica Shareholder Services at the following address:

Primerica Shareholder Services

c/o PFPC, Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

•	The name of the Fund, the class of shares to be redeemed and your account number

•	The dollar amount or number of shares to be redeemed

•	Signatures of each owner exactly as the account is registered

•	Signature guarantees, as applicable

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the Funds. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of a Fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 12.00% annually or 2.00% monthly of your account balances on the date the withdrawals commence.

The following conditions apply:

•	Your shares must not be represented by certificates

•	All dividends and distributions must be reinvested

For more information, contact your Service Agent.

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

•	Name of the Fund

•	Your account number

•	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The Funds’ transfer agent or Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Funds nor their agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The Funds have the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Funds reserve the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Funds may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The Funds may, with prior notice, change the minimum size of accounts subject to the mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the Funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Funds’ Boards have approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Funds may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Boards have not adopted any specific restrictions on purchases and sales of Fund shares, but the Funds reserve the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. The Funds’ distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The Funds’ policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the Funds have adopted policies and procedures to prevent the selective release of information about the Funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Funds’ Boards reserve the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the Funds are unable to detect and deter trading abuses, the Funds’ performance, and their long-term shareholders, may be harmed. In addition, because the Funds have not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Boards may adopt in the future.

Share certificates

Share certificates of the Funds will no longer be issued. If you currently hold share certificates of a Fund, such certificates will continue to be honored. If you would like to return your share certificates to the Funds and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The net asset value per share is the value of a Fund’s assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The Funds calculate their net asset values every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in each Fund’s SAI.

The Boards have approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ net asset value. The valuation of the securities of the Funds is determined in good faith by or under the direction of the Boards. The Boards have delegated certain valuation functions for the Funds to the manager.

The Funds generally value their securities based on market prices determined at the close of regular trading on the NYSE. The Funds’ currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Boards using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Boards, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Boards. Certain Funds may invest in securities of small capitalization companies or high yield debt securities, some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable. Those Funds may use fair valuation procedures more frequently than Funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Funds may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. The Funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its net asset value.

A Fund may invest in securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem a Fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It’s the responsibility of Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Funds.

Legg Mason Partners Intermediate-Term Municipals Fund

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events.

The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Any taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

It is possible that some of the Fund’s income distributions may be, and distributions of the Fund’s capital gains generally will be, subject to regular federal income tax. The Fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Distributions of the Fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the Fund’s income and capital gains will generally be subject to state and local income taxes.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

Legg Mason Partners Pennsylvania Municipals Fund

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events.

The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Any taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

It is possible that some of the Fund’s income distributions may be, and distributions of the Fund’s capital gains generally will be, subject to regular federal income tax. The Fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Distributions of the Fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the Fund’s income and capital gains will generally be subject to state and local income taxes.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

Legg Mason Partners Financial Services Fund

In general, you will have to pay Federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The Federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation. Dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the Fund is about to declare a dividend or a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, your servicing agent or the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on taxable dividends and other payments that are subject to such withholding. The Fund will not withhold with respect to dividends designated as interest-related dividends or short-term capital gain dividends. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

APPENDIX C

Comparison of Investment Objectives, Principal Investment Strategies and Management

Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund) and Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund)

	Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)	Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund)
Investment Objective	To provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.	A high level of current income exempt from federal income tax, consistent with prudent investment risk.

Principal Investment Policies

The Fund seeks to invest 100% of its assets, and will invest not less than 80% of its assets, in municipal obligations the interest on which is exempt from regular federal income taxes.

The Fund normally invests in securities that have remaining maturities of 20 years or less and maintains an average effective maturity of 3-10 years.

Municipal securities in which the Fund invests must be rated investment grade at the time of purchase or, if unrated, of equivalent quality. At least 2/3 of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization.

The Fund may use derivatives, such as options and futures.

The Fund is diversified.

The Fund invests primarily in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal income tax.

The Fund will maintain at least 80% of its net assets in municipal obligations the interest on which is not a tax preference item for purposes of the federal alternative minimum tax.

Securities considered for investment must be investment grade. If unrated, securities must be deemed by the adviser to be of comparable quality.

When selecting securities for the Fund, the adviser seeks to maintain the Fund’s dollar-weighted average maturity between 2 and 10 years.

The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

The Fund is non-diversified.

Principal Investment Strategies	The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager: uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market, considers the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different states,

The adviser establishes a duration target for the Fund based on the adviser’s investment outlook. This outlook is determined by the adviser’s analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into the adviser’s outlook.

The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to

	Legg Mason Partners Intermediate-Term Municipals Fund (Acquiring Fund)	Legg Mason Tax-Free Intermediate-Term Income Trust (Acquired Fund)
the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates, may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values, and identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.

make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

Securities may be sold because their credit fundamentals have changed or in order to buy a security that the adviser believes will produce greater risk-adjusted returns.

The adviser establishes a duration target for the fund based on the adviser’s investment outlook. This outlook is determined by the adviser’s analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into the adviser’s outlook.

Investment Manager/Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/Western Asset Management Company	Legg Mason Fund Adviser, Inc./Legg Mason Investment Counsel & Trust Company, N.A.

Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund) and Legg Mason Pennsylvania Tax-Free Income Trust (Acquired Fund)

	Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund)	Legg Mason Pennsylvania Tax-Free Income Trust (Acquired Fund)
Investment Objective(s)	Seeks as high a level of income exempt from regular federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing.	Seeks a high level of current income exempt from federal income tax and Pennsylvania personal income tax consistent with prudent investment risk and preservation of capital.

Principal Investment Policies

The Fund invests 100% of its assets under normal market conditions, and will not invest less than 80% of its assets, in Pennsylvania municipal securities.

The fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase from five to more than thirty years.

The fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization.

The fund may invest up to 20% of its assets in municipal securities of non-Pennsylvania Government issuers such as Puerto Rico, the US Virgin Islands and Guam. These securities will

Invests at least 80% of its net assets in municipal obligations the interest on which is not subject to Pennsylvania state and local taxes, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax.

Securities considered for investment must be investment grade.

The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

The fund may invest in securities of any maturity. The adviser anticipates that the dollar-weighted average maturity of the fund will be in the long intermediate to long-term range (generally from 7 to 20 years).

	Legg Mason Partners Pennsylvania Municipals Fund (Acquiring Fund)	Legg Mason Pennsylvania Tax-Free Income Trust (Acquired Fund)

generally be exempt from regular federal income taxes, but not Pennsylvania income taxes. The fund may also invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government.

The fund may also hold zero coupon securities which pay no interest during the life of the obligation and normally trade at prices below their stated maturity value.

The fund may, but need not, use derivative contracts, such as financial futures and options to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates; as a substitute for buying or selling securities; or as a cash flow management technique.

The fund is non-diversified.

The fund is non-diversified.

Principal Investment Strategies

The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

•     Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•     May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values and their impact on the level of dividends generated by the overall portfolio

•     Identifies individual securities with the most potential for added value, such as those involving unusual situations, new

The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

Securities may be sold because their credit fundamentals have changed or in order to buy a security that the adviser believes will produce greater risk-adjusted returns.

The adviser establishes a duration target for the Fund based on the adviser’s investment outlook. This outlook is determined by the adviser’s analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into the adviser’s outlook.

issuers, the potential for credit upgrades, unique structural characteristics or innovative features

•     Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates

Investment Manager/Sub- Adviser	Legg Mason Partners Fund Advisor, LLC/Western Asset Management Company	Legg Mason Fund Adviser, Inc./Legg Mason Investment Counsel & Trust Company, N.A.

Legg Mason Partners Financial Services Fund (Acquiring Fund) and Legg Mason Financial Services Fund (Acquired Fund)

	Legg Mason Partners Financial Services Fund (Acquiring Fund)	Legg Mason Financial Services Fund (Acquired Fund)
Investment Objective(s)	Long-term capital appreciation by investing primarily in common stocks	Long-term growth of capital

Principal Investment Policies

Invests at least 80% of its net assets in equity securities of companies principally engaged in providing financial services to consumers and industry.

To determine whether a company is principally doing business in the sector, it must meet at least one of the following tests:

•      At least 50% of its gross income or its net sales must come from activities in the sector;

•      At least 50% of its assets must be devoted to producing revenues from the sector; or

•      Based on other information, the manager determines that the company’s primary business is within the sector.

The fund may invest its assets in securities of foreign issuers. The fund invests primarily in companies with medium and large market capitalizations (exceeding $5 billion). To a lesser extent, the fund also may invest in common stocks of companies with small market capitalizations.

Fund will be comprised primarily of equity securities, but fund may also invest in illiquid investments (up to 15%), debt securities, convertible securities, preferred stock, when-issued securities, short sales, options and futures, repurchase agreements and reverse repurchase agreements, investments in other investment companies and exchange traded funds.

The fund may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. The fund may engage in foreign currency transactions solely to manage its exposure to foreign securities.

The Fund is non-diversified

Invests at least 80% of the fund’s net assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above average potential for capital appreciation.

Financial services companies include, but are not limited to: regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies, such as Government National Mortgage Association, financial conglomerates, foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts).

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, Internet services and business services.

The fund may invest its assets in securities of foreign issuers.

The fund may invest in small and mid-sized company stocks.

The fund will be comprised primarily of equity securities, but fund may also invest in illiquid investments (up to 15%), debt securities, preferred stock, convertible securities, when-issued securities, mortgage related securities (no more than 5%), US government related securities, options and futures, repurchase agreements, municipal obligations, investments in other investment companies and exchange traded funds.

The fund is diversified.

Principal Investment Strategies	In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered, among other things, include long-term growth potential, earnings estimates and quality of management.

In deciding what securities to buy, the adviser analyzes an issuer’s financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from industry changes and the strength and goals of management.

	Legg Mason Partners Financial Services Fund (Acquiring Fund)	Legg Mason Financial Services Fund (Acquired Fund)
The adviser typically will sell a security in the fund’s portfolio if that security experiences earnings problems.

Investment Manager/Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/Batterymarch Financial Management, Inc.	Legg Mason Fund Adviser, Inc./Barrett Associates, Inc.

Appendix D

Financial Highlights of the Acquiring Funds

The financial highlights tables are intended to help you understand the performance of each class of each Acquiring Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Acquiring Funds’ financial statements, which, except for the unaudited financial highlights of Legg Mason Partners Financial Services Fund for the six months ended April 30, 2006 have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Acquiring Funds’ financial statements are included in the annual reports (available upon request).

Legg Mason Partners Intermediate-Term Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class A Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$6.42	$6.59	$6.57	$6.40	$6.51
Income (Loss) From Operations:
Net investment income	0.26	0.28	0.29	0.31	0.34
Net realized and unrealized gain (loss)	(0.09)	(0.17)	0.01	0.17	(0.10)

Total Income From Operations	0.17	0.11	0.30	0.48	0.24

Less Distributions From:
Net investment income	(0.26)	(0.28)	(0.28)	(0.31)	(0.35)

Total Distributions	(0.26)	(0.28)	(0.28)	(0.31)	(0.35)

Net Asset Value, End of Year	$6.33	$6.42	$6.59	$6.57	$6.40

Total Return(2)	2.78%	1.68%	4.67%	7.64%	3.70%
Net Assets, End of Year (millions)	$404	$403	$376	$364	$284

Ratios to Average Net Assets:
Gross expenses	0.70%	0.70%	0.70%	0.75%	0.72%
Net expenses(3)	0.70 (4)	0.59 (4)	0.70	0.75	0.72
Net investment income	4.05	4.31	4.36	4.64	5.26
Portfolio Turnover Rate	11%	19%	27%	57%	53%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A will not exceed 0.85%.
(4)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Pennsylvania Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class A Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.75	$13.05	$13.18	$12.79	$12.89
Income (Loss) From Operations:
Net investment income	0.58	0.59	0.63	0.67	0.69
Net realized and unrealized gain (loss)	(0.07)	(0.29)	(0.12)	0.40	(0.09)

Total Income From Operations	0.51	0.30	0.51	1.07	0.60

Less Distributions From:
Net investment income	(0.57)	(0.59)	(0.63)	(0.67)	(0.69)
In excess of net investment income	—	(0.01)	(0.01)	(0.01)	(0.01)

Total Distributions	(0.57)	(0.60)	(0.64)	(0.68)	(0.70)

Net Asset Value, End of Year	$12.69	$12.75	$13.05	$13.18	$12.79

Total Return(2)	4.10%	2.39%	3.90%	8.49%	4.69%
Net Assets, End of Year (000s)	$32,265	$38,319	$38,126	$34,099	$35,370

Ratios to Average Net Assets:
Gross expenses	0.77%	0.76%	0.72%	0.72%	0.70%
Net expenses(3)	0.77 (4)	0.76 (4)	0.72	0.66 (4)	0.50 (4)
Net investment income	4.53	4.62	4.74	5.07	5.34
Portfolio Turnover Rate	8%	10%	23%	33%	49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 0.80%.
(4)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Financial Services Fund

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares	2006(1)(2)		2005(1)	2004(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Period	$16.40		$16.37	$14.81	$12.46	$13.87	$15.89
Income (Loss) From Operations:
Net investment income	0.10		0.18	0.16	0.11	0.05	0.06
Net realized and unrealized gain (loss)	2.11		1.59	1.53	2.49	(0.70)	(1.55)

Total Income (Loss) From Operations	2.21		1.77	1.69	2.60	(0.65)	(1.49)

Less Distributions From:
Net investment income	(0.16)		(0.18)	(0.13)	—	—	(0.06)
Net realized gains	(1.21)		(1.56)	—	(0.25)	(0.76)	(0.47)

Total Distributions	(1.37)		(1.74)	(0.13)	(0.25)	(0.76)	(0.53)

Net Asset Value, End of Period	$17.24		$16.40	$16.37	$14.81	$12.46	$13.87

Total Return(3)	14.21%		11.34%	11.49%	21.33%	(5.35)%	(9.83)%
Net Assets, End of Period (000s)	$20,695		$17,350	$16,367	$16,524	$15,105	$16,050

Ratios to Average Net Assets:
Gross expenses	1.49	%(4)	1.58%	1.45%	1.31%	1.49%	1.53%
Net expenses(5)	1.49	(4)(6)	1.50 (4)	1.41 (4)	1.31	1.49	1.50 (6)
Net investment income	1.22	(4)	1.18	1.02	0.86	0.35	0.39
Portfolio Turnover Rate	99%		29%	49%	22%	20%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended April 30, 2006 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 1.50%.
(6)	The investment manager voluntarily waived a portion of its fees or reimbursed certain expenses.

Legg Mason Partners Financial Services Fund

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2006(1)(2)		2005(1)	2004(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Period	$15.93		$15.94	$14.44	$12.24	$13.73	$15.81
Income (Loss) From Operations:
Net investment income (loss)	0.06		0.07	0.04	0.01	(0.06)	(0.05)
Net realized and unrealized gain (loss)	2.05		1.54	1.49	2.44	(0.67)	(1.55)

Total Income (Loss) From Operations	2.11		1.61	1.53	2.45	(0.73)	(1.60)

Less Distributions From:
Net investment income	(0.05)		(0.06)	(0.03)	—	—	(0.01)
Net realized gains	(1.21)		(1.56)	—	(0.25)	(0.76)	(0.47)

Total Distributions	(1.26)		(1.62)	(0.03)	(0.25)	(0.76)	(0.48)

Net Asset Value, End of Period	$16.78		$15.93	$15.94	$14.44	$12.24	$13.73

Total Return(3)	13.91%		10.57%	10.61%	20.48%	(6.02)%	(10.55)%
Net Assets, End of Period (000s)	$13,601		$13,808	$16,344	$20,595	$21,158	$29,187

Ratios to Average Net Assets:
Gross expenses	2.05	%(4)	2.22%	2.19%	2.07%	2.24%	2.29%
Net expenses(5)	2.00	(4)(6)	2.22	2.16 (6)	2.07	2.24	2.25 (5)
Net investment income (loss)	0.70	(4)	0.47	0.25	0.11	(0.41)	(0.36)
Portfolio Turnover Rate	99%		29%	49%	22%	20%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended April 30, 2006 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares will not exceed 2.25%.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

APPENDIX E

Management’s Discussion of Fund Performance for Each Acquiring Fund

The discussion of performance for each Acquiring Fund in this Appendix E is taken from its most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders. Please note in particular that the names of the Funds and portfolio managers may have changed since the date of the report.

Legg Mason Partners Limited-Term Municipals Fund

Manager’s Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Despite a variety of significant headwinds, the municipal bond market generated positive returns during the one-year period ended March 31, 2006 and outperformed the overall taxable bond market. Over that period, the Lehman Brothers Municipal Bond Indexi gained 3.81%, while the Lehman Brothers U.S. Aggregate Indexii rose 2.26%.

Over the last year, the bond market has been impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)iii. To gain some perspective on how far we’ve come in terms interest rates, consider the following. In May 2004, a barometer of short-term interest rates, in this case the federal funds rateiv, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it has now instituted 15 straight 0.25% rate hikes through the end of March 2006 and the federal funds rate now stands at 4.75%. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rate by an additional 0.25% to 5.00%.

Given the solid economy and rising rate environment, both short and long-term Treasury yields rose over the reporting period. During the one-year period ended March 31, 2006, two-year Treasury yields increased from 3.75% to 4.82%. Over the same period, 10-year Treasury yields moved from 4.46% to 4.86%. During the reporting period, both short-and long-term municipal yields also rose, albeit to a lesser extent than equal durationv Treasuries. This, coupled with improving balance sheets in many states, helped municipal securities to outperform taxable bonds over the last year.vi

Performance Review

For the 12 months ended March 31, 2006, Class A shares of the Legg Mason Partners Limited Term Municipals Fund, excluding sales charges, returned 2.78%. These shares outperformed the Fund’s Lipper Intermediate Municipal Debt Funds Category Average1, which increased 2.45% over the same time frame. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 3.81% for the same period.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 150 funds in the Fund’s Lipper category, and excluding sales charges.

Performance Snapshot as of March 31, 2006 (excluding sales charges) (unaudited)
	6 months	12 months
Legg Mason Partners Limited Term Municipals Fund—Class A Shares	1.61%	2.78%
Lehman Brothers Municipal Bond Index	0.98%	3.81%
Lipper Intermediate Municipal Debt Funds Category Average	0.45%	2.45%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.33%, Class C shares returned 1.29% and Class O shares returned 1.49% over the six months ended March 31, 2006. Excluding sales charges, Class B shares returned 2.24%, Class C shares returned 2.15% and Class O shares returned 2.69% over the 12 months ended March 31, 2006.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 155 funds for the six-month period and among the 150 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. Given the rising interest rate environment and expectations for further Fed tightening during the reporting period, we maintained a defensive approach in terms of the Fund’s maturity. As such, the Fund’s duration was generally shorter than its benchmark index. This proved to be beneficial, as bond prices generally fall when interest rates rise. In addition, we were able to use the proceeds from our securities that matured and reinvest that money into municipal bonds offering higher coupons.

Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

What were the leading detractors from performance?

A. During the reporting period, we continued to maintain a high quality portfolio. This was somewhat a drag on returns, as lower-rated, more speculative municipals generated better results over the period. However, given the prevailing market environment and the Fund’s investment objective, we believed a higher quality approach was appropriate.

Q.	Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period as we maintained a high quality portfolio for the Fund and it was defensively positioned.

Thank you for your investment in the Legg Mason Partners Limited Term Municipals Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane Vice President and Investment Officer	DavidT. Fare Vice President and Investment Officer

May 10, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind that the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
ii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
v	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
vi	Source: Edwards, Chris. Busting the State Tax-Revenue Boom, Nationalreview.com, February 1, 2006. Please note that this is not a complete discussion of all difference between the investments being shown. An investor should consider all risks and differences between these investments before choosing to invest in any one. U.S. Treasury notes are backed by the full faith and credit of the United States government and offer a return of principal value if held to maturity.

Fund Performance

Legg Mason Partners Limited Term Municipals Fund

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A	Class B	Class C	Class O
Twelve Months Ended 3/31/06	2.78%	2.24%	2.15%	2.69%
Five Years Ended 3/31/06	4.07	N/A	N/A	3.83
Ten Years Ended 3/31/06	4.49	N/A	N/A	4.24
Inception* through 3/31/06	5.58	2.65	3.43	4.52

	With Sales Charges(3)
	Class A	Class B	Class C	Class O
Twelve Months Ended 3/31/06	0.74%	(2.69)%	2.15%	1.70%
Five Years Ended 3/31/06	3.66	N/A	N/A	3.83
Ten Years Ended 3/31/06	4.29	N/A	N/A	4.24
Inception* through 3/31/06	5.46	2.08	3.43	4.52

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (3/31/96 through 3/31/06)	55.15%
Class B (Inception* through 3/31/06)	8.76
Class C (Inception* through 3/31/06)	15.53
Class O (3/31/96 through 3/31/06)	51.55

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and O shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 2.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. In addition, Class O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B, C and O shares are November 28, 1988, January 13, 2003, December 19, 2001 and January 5, 1993, respectively.

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Limited Term Municipals Fund vs. Lehman Brothers Municipal Bond Index and Lipper Intermediate Municipal Debt Funds Average† (March 1996 — March 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1996, assuming deduction of the 2.00% maximum initial sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2006. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Municipal Debt Funds Average is composed of the Fund’s peer group of mutual funds (150 funds as of March 31, 2006). The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an Investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Pennsylvania Municipals Fund

Manager Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Despite a variety of significant headwinds, the municipal bond market generated positive returns during the one-year period ended March 31, 2006 and outperformed the overall taxable bond market. Over that period, the Lehman Brothers Municipal Bond Indexi gained 3.81%, while the Lehman Brothers U.S. Aggregate Indexii rose 2.26%.

Over the last year, the bond market has been impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)iii. To gain some perspective on how far we’ve come in terms of interest rates, consider the following. In May 2004, a barometer of short-term interest rates, in this case the federal funds rate,iv was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it has now instituted 15 straight 0.25% rate hikes through the end of March 2006 and the federal funds rate now stands at 4.75%. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rate by an additional 0.25% and 5.00%.

Given the solid economy and rising rate environment, both short- and long-term Treasury yields rose over the reporting period. During the one-year period ended March 31, 2006, two-year Treasury yields increased from 3.75% to 4.82%. Over the same period, 10-year Treasury yields moved from 4.46% to 4.86%. During the reporting period, both short- and longer-term municipal yields also rose, albeit to a lesser extent than equal durationv Treasuries. This, coupled with improving balance sheets in many states, helped municipal securities to outperform taxable bonds over the last year.vi

Performance Review

For the 12 months ended March 31, 2006, Class A shares of the Legg Mason Partners Pennsylvania Municipals Fund, excluding sales charges, returned 4.10%. These shares out-performed the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned 3.81% for the same period. The Lipper Pennsylvania Municipal Debt Funds Category Average1 increased 3.40% over the same time frame.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]	Lipper Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 61 funds in the Fund’s Lipper category, and excluding sales charges.

Performance Snapshot as of March 31, 2006 (excluding sales charges) (unaudited)
	6 months	12 months
Pennsylvania Municipals Fund—Class A shares	2.34%	4.10%
Lehman Brothers Municipal Bond Index	0.98%	3.81%
Lipper Pennsylvania Municipal Debt Funds Category Average	0.89%	3.40%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 2.07% and Class C shares returned 1.97% over the six months ended March 31, 2006. Excluding sales charges, Class B shares returned 3.54% and Class C shares returned 3.42% over the 12 months ended March 31, 2006.

Lipper, Inc is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 61 funds for the six-month period and among the 61 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. Given the rising interest rate environment and expectations for further Fed tightening during the reporting period, we maintained a defensive approach in terms of the Fund’s maturity. As such, the Fund’s duration was generally shorter than its benchmark index. This proved to be beneficial, as bond prices generally fall when interest rates rise. In addition, we were able to use the proceeds from our securities that matured and reinvest that money into municipal bonds offering higher coupons.

Throughout the reporting period, we also emphasized a well-diversified portfolio for the Fund, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

What were the leading detractors from performance?

A. During the reporting period, we continued to maintain a high quality portfolio for the Fund. This was somewhat a drag on returns, as lower-rated, more speculative municipals generated better result over the period. However, given the prevailing market environment and the Fund’s investment objective, we believed a higher quality approach was appropriate

Q.	Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period as we maintained a high quality portfolio for the Fund and it was defensively positioned.

Thank you for your investment in the Legg Mason Partners Pennsylvania Municipals Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane Vice President and Investment Officer	David T. Fare Vice President and Investment Officer

May 10, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind that the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues, than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
ii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
v	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
vi	Source: Edwards, Chris. Busting the State Tax-Revenue Boom, Nationalreview.com, February 1, 2006. Please note that this is not a complete discussion of all differences between the investments being shown. An investor should consider all risks and differences between these investments before choosing to invest in any one. U.S. Treasury notes are backed by the full faith and credit of the United States government and offer a return of principal value if held to maturity.

Fund Performance

Legg Mason Partners Pennsylvania Municipals Fund

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 3/31/06	4.10%	3.54%	3.42%
Five Years Ended 3/31/06	4.69	4.15	4.08
Ten Years Ended 3/31/06	5.53	4.98	4.91
Inception* through 3/31/06	6.01	5.25	5.40

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 3/31/06	(0.06)%	(0.94)%	2.42%
Five Years Ended 3/31/06	3.84	3.98	4.08
Ten Years Ended 3/31/06	5.09	4.98	4.91
Inception* through 3/31/06	5.65	5.25	5.40

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (3/31/96 through 3/31/06)	71.26%
Class B (3/31/96 through 3/31/06)	62.50
Class C (3/31/96 through 3/31/06)	61.45

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B and C shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

Historical Performance (unaudited)

Value of $10,000 Invested in Class A shares of the Legg Mason Partners Pennsylvania Municipals Fund vs. Lehman Brothers Municipal Bond Index and Lipper Pennsylvania Municipal Debt Funds Average† (March 1996 — March 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on March 31,1996, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2006. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Pennsylvania Municipal Debt Funds Average is comprised of the Fund’s peer group of mutual funds (61 funds as of March 31, 2006). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
All figures represent past performance and are not guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Financial Services Fund

Manager Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A. The financial sector performed in line with the broader market from November 2004 through February 2005 and then underperformed. This was largely due to rising bond yields. Over the fiscal year, the strongest performing industries in the sector were investment banks and asset management firms. In addition, insurance brokerage companies rebounded following the resolution of regulatory issues. Property and casualty companies performed well amid expectations of higher returns following losses from the hurricane season. In contrast, the worst performing industries were thrifts and mortgage finance, consumer finance and commercial banks. Weaknesses in these industries were a result of higher interest rates that reduced mortgage refinance activity, increased consumer credit losses and the impact of a flatter yield curve on bank profit margins.

Performance Review

For the 12 months ended October 31, 2005, Class A shares of the Smith Barney Sector Series Inc.—Smith Barney Financial Services Fund, excluding sales charges, returned 11.34%. These shares outperformed the Fund’s unmanaged benchmarks, the Russell 3000 Indexi and the Goldman Sachs Financials indexii, which returned 10.60% and 10.26%, respectively, for the same period. The Lipper Financial Services Funds Category Average1 increased 8.95% over the same time frame.

Performance Snapshot as of October 31, 2005 (excluding sales charges) (unaudited)
	6 months	12 months
Financial Services Fund—Class A Shares	11.49%	11.34%
Russell 3000 Index	6.67%	10.60%
Goldman Sachs Financials Index	9.48%	10.26%
Lipper Financial Services Funds Category Average	7.97%	8.95%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Current reimbursements and/or fee waivers for Class A and Class B shares are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance for Class A and Class B shares would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 11.09% and Class C shares returned 11.09% over the six months ended October 31, 2005. Excluding sales charges, Class B shares returned 10.56% and Class C shares returned 10.57% over the twelve months ended October 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 119 funds for the 6-month period and among the 119 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The largest contributors to the Fund’s performance over the year were its insurance-related holdings: Aon Corp., Hartford, and MetLife Inc. Aon emerged from New York Attorney General Elliot Spitzer’s investigations regarding

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 119 funds in the Fund’s Lipper category, and excluding sales charges.

fraudulent commission practices relatively well and it subsequently demonstrated improving operating margins and market share. Hartford and Metlife continued to benefit from a favorable market environment for their products and, in the case of the latter, earnings accretion from the purchase of Travelers Life & Annuity. Other leading contributors to results included Alliance Capital Management Holding LP, which benefited from net investment inflows to its international equity products and MBNA Corp., following an offer by Bank of America to purchase the company. In addition, PNC Financial Services Group Inc. performed well, as it recovered from a depressed valuation, given resolution of regulatory investigations and expected improvements in its operating efficiency.

What were the leading detractors from performance?

A. The Fund’s holdings in government sponsored enterprises (GSEs) Fannie Mae and Freddie Mac detracted from performance. This was due to continued investigations into their accounting restatements, discussions of a GSE bill that may curb the firms’ portfolio growth, an appointment of a new oversight regulator, and a yield curve environment that made portfolio growth unattractive. The Fund’s holding in title insurance company PMI Group Inc. suffered from rising credit costs and the loss of market share to commercial banks. Bank of New York also was a drag on performance as it failed to exhibit positive operating leverage in a reasonable and sound operating environment.

Q. Were there any significant changes to the Fund during the reporting period?

A. We made a number of changes to the Fund’s portfolio based on our analysts’ views of relative valuation attractiveness and new investment opportunities. For example, we sold out of the Fund’s holdings in Fifth Third Bancorp, Zions Bancorporation, MetLife Inc., First American Financial, Mellon Financial Corp, and Lehman Brothers. In contrast, we made new purchases or additions to the following stocks: PNC Financial Services Group, PMI Group Inc., MBNA Corp., CIT Group, JP Morgan Chase & Co., Morgan Stanley, and MBIA Inc.

Thank you for your investment in the Smith Barney Sector Series Inc. – Smith Barney Financial Services Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The Portfolio Management Team

Citigroup Asset Management Limited

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Bank of America Corp. (10.0%), AON Corp. (6.1%), Bank of New York Co. Inc. (5.6%), PMI Group Inc. (5.4%), Nationwide Financial Services Inc. (5.3%), PNC Financial Services Group Inc. (5.3%), JPMorgan Chase & Co. (5.0%), Morgan Stanley (4.9%), Comerica Inc. (4.9%) and Freddie Mac (4.7%). Please refer to pages 12 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2005 were: Commercial Banks (26.2%), Insurance (25.7%), Capital Markets (14.5%), Thrifts & Mortgage Finance (13.8%) and Diversified Financial Services (12.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: In addition to normal risks associated with equity investing, narrowly focused investments typically exhibit higher volatility. The financial services sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence which may have a materially adverse effect on the sector. Additionally, the Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The securities of small- and mid-sized companies tend to be more volatile than those of larger companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
ii	The Goldman Sachs Financials Index is an unmanaged market-value weighted index comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries.

Fund Performance

Legg Mason Partners Financial Services Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 10/31/05	11.34%	10.56%	10.57%
Five Years Ended 10/31/05	5.15	4.38	4.37
Inception* through 10/31/05	10.82	10.01	10.01

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 10/31/05	5.78%	5.57%	9.58%
Five Years Ended 10/31/05	4.07	4.21	4.37
Inception* through 10/31/05	9.83	10.01	10.01

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 10/31/05)	79.17%
Class B (Inception* through 10/31/05)	71.81
Class C (Inception* through 10/31/05)	71.79

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC charge is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	Inception dates for Class A, B and C shares is February 28, 2000.

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of

the Smith Barney Financial Services Fund vs. Goldman Sachs Financials Index and Russell 3000 Index†

(February 2000 — October 2005)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on February 28, 2000 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2005. The Goldman Sachs Financials Index is comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

APPENDIX F

Historical Performance for Each Fund

Historical Performance of Legg Mason Partners Intermediate-Term Municipals Fund

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indices. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Returns for Class A Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart):

	Highest: in 3rd quarter 2002	Lowest: in 2nd quarter 1999	Year to date: through 6/30/06
Legg Mason Partners Intermediate-Term Municipals Fund	4.31%	(2.23)%	1.61%

Average Annual Total Returns (for periods ended December 31, 2005)

Legg Mason Partners Intermediate-Term Municipals Fund	1 Year	5 Years	10 Years	Since Inception**	Inception Date
Class A
Return before taxes	(0.61)%	3.88%	4.13%	N/A	11/28/88
Return after taxes on distributions(1)	(0.61)%	3.88%	4.13%	N/A
Return after taxes on distribution and sale of fund shares(1)	1.04%	4.01%	4.23%	N/A
Other Classes (Return before taxes only)
Class B	(4.00)%	N/A	N/A	1.69%	01/13/03
Class C	0.75%	N/A	N/A	3.42%	12/19/01
Class O	0.15%	4.05%	4.10%	N/A	01/05/93
Class Y*	N/A	N/A	N/A	N/A
Lehman Brothers Municipal Bond Index(2)	3.51%	5.59%	5.71%	N/A
Lipper Intermediate Municipal Debt Funds Average(3)	1.60%	4.32%	4.57%	N/A

(1)	After-taxes returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C, Class O and Class Y shares will vary.
(2)	Lehman Brothers Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	Lipper Intermediate Municipal Debt Funds Average reflects the performance of mutual funds with similar objectives. It is not possible to invest directly in the average. The average does not reflect deductions for sales loads or taxes.
*	There were no Class Y shares outstanding for the calendar year ended December 31, 2005.
**	Information is provided only for classes with less than 10 years performance history.

Historical Performance of Legg Mason Partners Pennsylvania Municipals Fund

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns compare with the returns of a broad-based securities market index and an average of similar funds. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year Total Return for Class A Shares

Highest and Lowest Quarter Returns: (for periods shown in the bar chart)

	Highest: in 4th quarter 2000	Lowest: in 4th quarter 1999	Year to date: through 6/30/06
Legg Mason Partners Pennsylvania Municipals Fund	5.08%	(2.69)%	2.69%

Average Annual Total Returns (for periods ended December 31, 2005)

Legg Mason Partners Pennsylvania Municipals Fund	1 Year	5 Years	10 Years	Inception Date
Class A
Return before taxes	(1.48)%	3.91%	4.69%	4/4/94
Return after taxes on distributions(1)	(1.48)%	3.91%	4.62%
Return after taxes on distributions and sale of fund shares(1)	0.56%	4.07%	4.71%
Other Classes (Return before taxes only)
Class B	(2.32)%	4.03%	4.57%	6/20/94
Class C	1.08%	4.15%	4.51%	4/5/94
Class Y*	N/A	N/A	N/A	N/A
Lehman Brothers Municipal Bond Index(2)	3.51%	5.59%	5.71%
Lipper Pennsylvania Municipal Debt Funds Average(3)	3.11%	4.83%	4.68%

(1)	After-taxes returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)	Lehman Brothers Municipal Bond Index is a broad based index of the municipal bond market with maturities of at least one year.
(3)	The Lipper Pennsylvania Municipal Debt Funds Average reflects the performance of 62 funds in the Pennsylvania municipal debt fund category with reinvestment of dividends and capital gains, but reflects no deduction for sales charges or taxes.
*	There were no Class Y shares outstanding for the calendar year ended December 31, 2005.
An investor cannot invest directly in an index or average. Index performance does not reflect deductions for fees, expenses or taxes. The average performance reflects fees and expenses but no deduction for sales charge.

Historical Performance of Legg Mason Partners Financial Services Fund

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index and a sector index. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year Total Return for Class A Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Highest: in 2nd Quarter 2003	Lowest: in 3rd Quarter 2002
Legg Mason Partners Financial Services Fund	16.61%	(15.98)%

Average Annual Total Returns (for periods ended December 31, 2005)

Legg Mason Partners Financial Services Fund	1 Year	5 Years	Since Inception	Inception Date
Class A
Return before taxes	4.30%	4.18%	10.45%	2/28/00
Return after taxes on distributions(1)	2.81%	3.06%	9.20%
Return after taxes on distributions and sale of fund shares(1)	4.22%	3.20%	8.63%
Other Classes (Return before taxes only)
Class B	3.96%	4.31%	10.59%	2/28/00
Class C	8.06%	4.49%	10.61%	2/28/00
Class Y(2)	N/A	N/A	N/A	2/28/00
Russell 3000 Index(3)	6.12%	1.58%	0.85%	2/28/00
Goldman Sachs Financials Index(4)	7.85%	6.60%	12.81%	2/28/00

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns shown above for Class B, Class C and Class Y shares will vary because of differences in sales charges and expenses. The returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period absent fee waivers and reimbursements, performance would have been lower.

(2)	No Class Y shares were outstanding on December 31, 2005.
(3)	The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
(4)	The Goldman Sachs Financials Index is an unmanaged market-value weighted index comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Historical Performance of Legg Mason Tax-Free Intermediate Term Income Trust

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Fund’s Primary Class shares. Unlike the bar chart, the performance for Primary Class shares in the Average Annual Total Returns table reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return for Primary Class Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Highest: in 4th Quarter 2000	Lowest: in 2nd Quarter 2004	Year to date: through 6/30/06
Legg Mason Tax-Free Intermediate-Term Income Trust	3.83%	(2.01)%	(0.09)%

Average Annual Total Returns (for periods ended December 31, 2005)

Legg Mason Tax-Free Intermediate–Term Income Trust	1 Year	5 Years	10 Years
Primary Class Shares –
Return before taxes	1.50%	3.94%	4.19%
Return after taxes on distributions(a)	1.50%	3.94%	4.19%
Return after taxes on distributions and sale of fund shares(a)	2.22%	3.90%	4.17%
Lehman Brothers Seven-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)(b)	1.72%	5.13%	5.26%

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund’s other returns because the loss generates a tax benefit that is factored into the result.

(a)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.
(b)	The Lehman Brothers Seven-Year Municipal Bond Index is a total return performance benchmark for investment grade tax-exempt bonds with maturities ranging from six to eight years.

Historical Performance of Legg Mason Partners Pennsylvania Tax-Free Income Trust

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Fund’s Primary Class shares. Unlike the bar chart, the performance for Primary Class shares in the Average Annual Total Returns table reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return for Primary Class Shares

Highest and Lowest Quarter Returns: (for periods shown in the bar chart)

	Highest: in 4th quarter 2000	Lowest: in 2nd quarter 2004	Year to date: through 6/30/06
Legg Mason Pennsylvania Tax-Free Income Trust	5.02%	(2.52)%	2.69%

Average Annual Total Returns (for periods ended December 31, 2005)

Legg Mason Pennsylvania Tax-Free Income Trust	1 Year	5 Years	10 Years
Primary Class Shares
Return before taxes	2.28%	4.60%	4.82	%(a)
Return after taxes on distributions(b)	2.28%	4.56%	4.78	%(a)
Return after taxes on distributions and sale of fund shares(b)	2.81%	4.50%	4.75	%(a)
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)(c)	3.51%	5.59%	5.71%

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund’s other returns because the loss generates a tax benefit that is factored into the result.

(a)	Prior to November 3, 1997, shares of the fund were subject to a maximum initial sales charge of 2.75%. The returns shown above do not reflect the imposition of an initial sales charge. If these amounts were reflected, returns would be less than those shown.
(b)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.
(c)	The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax-exempt bond market.

Historical Performance of Legg Mason Financial Services Fund

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Fund’s Primary Class shares. Unlike the bar chart, the performance for Primary Class shares in the Average Annual Total Returns table reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return for Primary Class Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Highest: in 3rd quarter 2000	Lowest: in 3rd quarter 1999	Year to date: through 6/30/06
Legg Mason Financial Services Fund	17.88%	(13.23)%	3.07%

Average Annual Total Returns (for periods ended December 31, 2005)

Legg Mason Financial Services Fund(a)	1 Year	5 Years	Life of Class
Primary Class
Return before taxes	7.71%	8.98%	9.19	%(b)
Return after taxes on distributions(c)	6.24%	8.14%	8.60	%(b)
Return after taxes on distributions and sale of fund shares(c)	6.94%	7.72%	8.02	%(b)
Financial Intermediary Class Shares
Return before taxes	8.46%	9.81%	10.01	%(b)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(e)	4.91%	0.54%	3.37	%(d)

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund’s returns after taxes on distributions because the loss generates a tax benefit that is factored into the result.

(a)	On October 5, 1999, this fund was reorganized from a series of Bartlett Capital Trust to a series of Legg Mason Investors Trust, Inc. Investors held shares of the fund’s Institutional Class only during the period from October 7, 1999 to May 12, 2000; there were no Institutional Class shares of the fund outstanding on the date of this prospectus. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Class shares would differ from those of Primary Class and Financial Intermediary Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Primary Class or Financial Intermediary Class shares.
(b)	November 16, 1998 (commencement of operations) to December 31, 2005. On July 31, 2004, Class A shares of the fund were renamed Financial Intermediary Class. Class A shares were subject to a maximum initial sales charge of 4.75%. Financial Intermediary Class does not have an initial sales charge. The returns shown above do not reflect the imposition of an initial sales charge.
(c)	After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(d)	For the period October 31, 1998 to December 31, 2005.
(e)	The S&P 500 Index is a market capitalization-weighted index, composed of 500 widely held common stocks that is generally considered representative of the U.S. stock market.

APPENDIX G

Similarities and Differences in the Forms of Organization of the Acquired Funds and the Acquiring Funds

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a Massachusetts trust (a “Massachusetts Trust”) is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts Trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland corporation (a “Maryland Corporation”), on the other hand, is governed both by the Maryland General Corporation Law (“MGCL”) and the Maryland Corporation’s charter. For a Maryland Corporation, unlike a Massachusetts Trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland Corporation are generally shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts Trust, on the other hand, are not shielded from the trust’s liabilities. Instead, a trust’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund organized as a Massachusetts Trust (a “Massachusetts Fund”) contains such provisions.

Similarly, the trustees of a Massachusetts Trust are not shielded from personal liability for the obligations of the trust by form of organization. The directors of a Maryland Corporation, on the other hand, are generally shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declarations for each of the Massachusetts Funds contain such provisions.

Maryland Corporations

Each Maryland Corporation is governed by the MGCL, its charter and Bylaws. Some of the key provisions of the MGCL, the charters and Bylaws are summarized below. Although the Maryland Corporations’ charters and Bylaws contain some very similar provisions, there are differences in a number of provisions. The following is a summary of the MGCL, the charter and Bylaws of each Maryland Corporation and is qualified in its entirety for each Maryland Corporation by reference to the MGCL and its charter and Bylaws.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each of the Maryland Corporations, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by their charters.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. The MGCL does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Maryland Corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The charter and/or bylaws of each Maryland Corporation generally provide that its Board has the power to set the number of directors, subject to certain minimum requirements, and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of each Maryland Corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of each Maryland Corporation is required by the MGCL to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charters of the Maryland Corporations generally do not restrict the authority of directors within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes.

Shareholder, Trustee and Officer Liability

Under the MGCL, shareholders generally are not personally liable for debts or obligations of a Maryland corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. Additionally, the MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charter of Legg Mason Sector Series, Inc. does not contain such a provision which eliminates such liability to the maximum extent permitted by the MGCL. The charter of Legg Mason Investors Trust, Inc. does contain such a provision. Additionally, the charter of Legg Mason Investors Trust, Inc. provides for mandatory indemnification of directors and officers (including the advance of expenses) to the maximum extent permitted by Maryland law. The Bylaws of Legg Mason Sector Series, Inc. generally provide for mandatory indemnification of directors and officers (including the advance of expenses) to the extent required by Maryland law. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charters of any of the Maryland Corporations. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Funds

Each Massachusetts Fund is governed by its own declaration of trust (each, a “Massachusetts Fund Declaration”). Although the Massachusetts Fund Declarations contain some very similar provisions, there are differences in a number of provisions. Some of the key provisions of the Massachusetts Fund Declarations are summarized below. Each is qualified in its entirety for each Massachusetts Trust by reference to its Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Shareholders of the Massachusetts Funds are generally entitled to vote only on matters required by the 1940 Act or other applicable laws and certain other matters, including (i) the election and removal of trustees, (ii) with respect to certain amendments to the Massachusetts Fund Declaration; and (iii) in connection with certain mergers, consolidations or sales of assets.

The 1940 Act does not require funds to hold an annual meeting of shareholders and none of the Massachusetts Funds are required to hold such meetings. Each Massachusetts Fund will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Massachusetts Fund Declaration. The Massachusetts Fund Declarations, except the Declaration of Legg Mason Tax-Free Income Fund, provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. Shareholders of Legg Mason Tax-Free Income Fund are entitled to one vote per share held and fractional votes for fractional shares held. For each of the Massachusetts Funds shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Massachusetts Fund Declarations provide that the trustees determine the size of the board of trustees, subject to certain minimum and maximum requirements. Each also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. The Massachusetts Fund Declarations, except the Declaration of Legg Mason Tax-Free Income Fund, provide that trustees may be removed by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The Declaration of Legg Mason Tax-Free Income Fund provides that trustees may be removed by vote of shareholders holding two-thirds of the outstanding shares of the trust, or by vote of two-thirds of the trustees prior to such removal.

Amendments to the Declaration

The trustees of each Massachusetts Fund are authorized to amend the Massachusetts Fund Declaration without the vote of shareholders except in certain circumstances. Shareholders of the Massachusetts Funds are entitled to vote only on amendments that would adversely affect the rights of shareholders to whom the amendment is applicable.

Each Massachusetts Fund Declaration, except the Declaration of Legg Mason Tax-Free Income Fund, places restrictions on amendments that may impair the exemption from personal liability granted in the Massachusetts Fund Declaration to the shareholders, trustees, officers, employees and agents of the Massachusetts Fund or that permit assessments upon shareholders or former shareholders. The Declaration of Legg Mason Tax-Free Income Fund places restrictions on amendments that may impair the exemption from personal liability granted in the Declaration to the shareholders and trustees of the trust or that permit assessments upon shareholders of the trust. In addition, some of the Massachusetts Fund Declarations prohibit amendments that would limit the rights to indemnification or insurance provided in the Massachusetts Fund Declaration with respect to actions or omissions of persons entitled to indemnification under the Massachusetts Fund Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Massachusetts Fund are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Massachusetts Fund Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Massachusetts Fund Declaration. The Massachusetts Fund Declarations provide that the Massachusetts Fund may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Massachusetts Fund Declarations give broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes. The trustees are also authorized to terminate a series or a class at any time without a vote of shareholders. Each Massachusetts Fund Declaration provides that shares of a series represent an interest in that series only, and not in the assets of any other series or the Massachusetts Fund generally.

Shareholder, Trustee and Officer Liability

The Massachusetts Fund Declarations provide that shareholders have no personal liability for the obligations of the Massachusetts Fund and require the Massachusetts Fund to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Massachusetts Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Massachusetts Fund Declarations provide that any person who is or has been a trustee, officer or employee of the Massachusetts Fund is not personally liable to any person in connection with the affairs of the Massachusetts Fund, other than the Massachusetts Fund and its shareholders. The Massachusetts Fund Declarations further provide that a trustee or officer is not liable to the Massachusetts Fund or to any shareholder for any actions or failure to act, and require the Massachusetts Fund to indemnify such persons for any liability and expenses incurred by such person, except in the case of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office with the Massachusetts Fund.

Derivative Actions

The Massachusetts Fund Declarations provide that shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders.

Discussion of Maryland Trusts

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on Shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Declaration of a Maryland Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration in any respect without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Maryland Trusts do not require such meetings. Each Maryland Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the Record Date. The Declarations provide that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declarations provide that the trustees establish the number of trustees. The Declarations also provide that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast of the shareholders at a meeting at which a quorum is present. The Declarations also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declarations relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of each Maryland Trust are authorized to amend the Declarations in any respect without the vote of shareholders except in certain circumstances. Each Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Maryland Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Maryland Trust are permitted to cause the Maryland Trust to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declarations also provide that a Maryland Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees, giving the Maryland Trust the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Maryland Trust with identification required by that Act, or if the Maryland Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declarations specifically require shareholders, upon demand, to disclose to the Maryland Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Maryland Trust may disclose such ownership if required by law or regulation.

Small Accounts

Small accounts can be very costly to a fund and all of its shareholders and the Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Under the Declarations, the Maryland Trust would be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. Each of the Maryland Trusts has been established as a series of a Maryland trust. The Declarations give broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declarations also give authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the trust, or to combine one of more classes of a series with another class in that series. For example, if a Fund has one or more classes with few shares outstanding, the Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of a Fund represents an interest in that Fund only, and not in the assets of any other Fund generally.

Shareholder, Trustee and Officer Liability

The Declarations provide that shareholders are not personally liable for the obligations of a Maryland Trust and require the Maryland Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Maryland Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declarations provide that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Maryland Trust or theirs shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Maryland Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Each Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Maryland Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declarations require the Maryland Trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Maryland Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Maryland Trust’s trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Maryland Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Maryland Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Maryland Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Maryland Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Maryland Trust’s costs, including attorneys’ fees.

The Declarations also require that actions by shareholders against a Maryland Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each of the Funds is currently a Maryland Corporation or a Massachusetts Trust, and each operates under charter documents that cover many of the same provisions discussed above. However, in most cases it is expected that the Declarations for the Maryland Trusts will provide broader authority to the trustees than the existing charters.

APPENDIX H

5% Shareholders of the Acquired and Acquiring Funds

H-1

APPENDIX I

Comparison of Board Composition

Acquired Fund Board	Acquiring Fund Board

Legg Mason Tax-Free Intermediate Term Income Trust

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Interested Board Members:

John F. Curley, Jr.

Mark R. Fetting

Legg Mason Partners Intermediate-Term Municipals Fund

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Board Member:

R. Jay Gerken

(collectively “Board B”)

Legg Mason Pennsylvania Tax-Free Income Trust

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Interested Board Members:

John F. Curley, Jr.

Mark R. Fetting

Legg Mason Partners Pennsylvania Municipals Fund Board B

Legg Mason Financial Services Fund

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Interested Board Members:

John F. Curley, Jr.

Mark R. Fetting

Legg Mason Partners Financial Services Fund

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Interested Board Member:

R. Jay Gerken

I-1

APPENDIX J

Portfolio Manager Compensation

Western Asset.    With respect to the compensation of the portfolio managers employed by Western Asset, the manager’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Legg Mason, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Legg Mason, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the manager’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Batterymarch.    Under the Batterymarch program, portfolio manager compensation includes a combination of fixed base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation: the amount of such awards is determined on an annual basis following the completion of the firm’s fiscal year. The overall “pool” of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

•	Short-term and longer-term pre-tax investment performance of the product that the portfolio manger works on. Short-term performance is one year or less. Longer-term performance is generally three- to five-year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as a Fund. The analysis of this performance is based on comparison to the MSCI EAFE Index as well as a comparison to a group of peer managers;

•	Portfolio manager assistance in servicing clients; and

•	Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

A list of fund holdings for each portfolio manager may be found in the SAI for each Acquiring Fund. See Appendix L for the date of each Acquiring Fund’s current SAI.

J-1

APPENDIX K

Form of Organization

Fund	Organization

Legg Mason Tax-Free-Intermediate-Term Income Trust	Series of a Massachusetts business trust

Legg Mason Pennsylvania Tax-Free Income Trust	Series of a Massachusetts business trust

Legg Mason Financial Services Fund	Series of a Maryland corporation

Legg Mason Partners Intermediate-Term Municipals Fund	Series of a Massachusetts business trust

Legg Mason Partners Pennsylvania Municipals Fund	Series of a Massachusetts business trust

Legg Mason Partners Financial Services Fund	Series of a Maryland corporation

K-1

APPENDIX L

Dates of Prospectuses, SAIs and Shareholder Reports

Fund	Prospectus Dated	Annual Report	Semi-Annual Report
Legg Mason Intermediate-Term Income Trust	August 1, 2006 (Filed on July 26, 2006)	March 31, 2006 (Filed on June 6, 2006) (Board Approval Language/Yes)	N/A
Legg Mason Pennsylvania Tax-Free Income Trust	August 1, 2006 (Filed on July 26, 2006)	March 31, 2006 (Filed on June 6, 2006) (Board Approval Language/Yes)	N/A
Legg Mason Financial Services Fund	August 1, 2006 (Filed on July 28, 2006)	March 31, 2006 (Filed on June 7, 2006) (Board Approval Language/Yes)	N/A
Legg Mason Partners Intermediate-Term Municipals Fund	August 1, 2006 (Filed on July 31, 2006)	March 31, 2006 (Filed on June 9, 2006) (Board Approval Language/Yes)	N/A
Legg Mason Partners Pennsylvania Municipals Fund	August 1, 2006 (Filed on July 31, 2006)	March 31, 2006 (Filed on June 9, 2006) (Board Approval Language/Yes)	N/A
Legg Mason Partners Financial Services Fund	February 28, 2006 (Filed on February 27, 2006)	October 31, 2005 (Filed on January 9, 2006) (Board Approval Language/Yes)	April 30, 2006 (Filed on July 10, 2006) (Board Approval Language/No)

L-1

APPENDIX M

Instructions for Signing the Proxy Card

The following general rules for signing the proxy card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

M-1

SUBJECT TO COMPLETION, DATED SEPTEMBER 22, 2006

Legg Mason Partners Municipal Funds

Legg Mason Partners Sector Series, Inc.

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER     , 2006

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Tax-Free Intermediate-Term Income Trust	Legg Mason Partners Intermediate-Term Municipals Fund (formerly known as Legg Mason Partners Limited Term Municipals Fund and Limited Portfolio)

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund (formerly known as Smith Barney Pennsylvania Municipals Fund)

Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund (formerly known as Smith Barney Financial Services Fund)

100 Light Street Baltimore, Maryland 21202 1-800-822-5544 (Primary Class shareholders) 1-888-425-6432 (Financial Intermediary Class shareholders)	125 Broad Street New York, New York 10004 1-800-451-2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated November     , 2006, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Tax-Free Intermediate-Term Income Trust, Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Financial Services Fund (each an “Acquired Fund” and collectively the “Acquired Funds”) in exchange for shares of the corresponding Acquiring Fund listed across from the Acquired Fund above having an aggregate value equal to those of the relevant Acquired Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Funds at the address set forth above or call 1-800-451-2010. The transfers are to occur pursuant to Agreements and Plans of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Funds to consider the Reorganizations will be held at the offices of Legg Mason, 100 Light Street, 34th Floor, Baltimore, Maryland 21202, on December 20, 2006, at 1:00 p.m., Eastern Time. For further information about the Reorganizations, see the Proxy Statement/Prospectus.

1

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated November     , 2006 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of each Acquiring Fund and date thereof:

Fund	Date and Filing Date	Accession Number

Legg Mason Partners Intermediate-Term Municipals Fund (formerly known as Legg Mason Partners Limited Term Municipals Fund and Limited Term Portfolio)	August 1, 2006 Filed on August 1, 2006	0001193125-06-161900

Legg Mason Partners Pennsylvania Municipals Fund (formerly known as Smith Barney Pennsylvania Municipals Fund)	August 1, 2006 Filed on August 1, 2006	0001193125-06-161900

Legg Mason Partners Financial Services Fund (formerly known as Smith Barney Financial Services Fund)	February 28, 2006 Filed on March 6, 2006	0000930413-06-001774

The financial statements of each Acquired Fund as included in the Funds’ Annual Reports filed for the year ended March 31, 2006 and accession numbers:

Fund	Year Ended	Accession Number

Legg Mason Tax-Free Intermediate Term Income Trust	March 31, 2006 Filed on June 6, 2006	0000950133-06-002880

Legg Mason Pennsylvania Tax-Free Income Trust	March 31, 2006 Filed on June 6, 2006	0000950133-06-002880

Legg Mason Financial Services Fund	March 31, 2006 Filed on June 7, 2006	0000950133-06-002886

The financial statements of each Acquiring Fund as included in the Funds’ Annual Reports filed for the year ended March 31, 2006 or October 31, 2005 and accession numbers:

Fund	Year Ended	Accession Number

Legg Mason Partners Intermediate-Term Municipals Fund (formerly known as Legg Mason Partners Limited Term Municipals Fund and Limited Term Portfolio)	March 31, 2006 Filed on June 9, 2006	0001193125-06-127370

Legg Mason Partners Pennsylvania Municipals Fund (formerly known as Smith Barney Pennsylvania Municipals Fund)	March 31, 2006 Filed on June 9, 2006	00009330413-06-004477

Legg Mason Partners Financial Services Fund (formerly known as Smith Barney Financial Services Fund)	October 31, 2005 Filed on January 9, 2006	0000930413-06-000132

2

Acquiring Fund semi-annuals filed after the above referenced annual reports for the period ended April 30, 2006 and accession number:

Fund	Year Ended	Accession Number
Legg Mason Partners Financial Services Fund (formerly known as Smith Barney Financial Services Fund)	April 30, 2006 Filed on July 10, 2006	0000950123-06-008779

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Fund and pro forma financial statements for the combined Funds, assuming the Reorganizations are consummated as of March 31, 2006 for Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Partners Pennsylvania Municipals Bond Fund and April 30, 2006 for Legg Mason Financial Services Fund and Legg Mason Partners Financial Services Fund. The first table presents the Schedule of Investments for each Fund and pro forma figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents the Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements.

No pro forma financial statements are required for the Reorganization of Legg Mason Tax-Free Intermediate-Term Income Trust into Legg Mason Partners Intermediate-Term Municipals Fund, under current requirements of the SEC, because Legg Mason Tax-Free Intermediate-Term Income Trust’s net asset value does not exceed 10% of Legg Mason Partners Intermediate-Term Municipals Fund’s net asset value, measured as of August 31, 2006.

3

Pro Forma Combined Schedule of Investments for Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Partners Pennsylvania Municipals Fund as of March 31, 2006 (Unaudited)

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund		Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Pro Forma Adjustments	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
MUNICIPAL BONDS — 97.8%
Education — 15.4%
$1,190,000	—	$1,190,000	Allegheny County, Pennsylvania, Higher Education Building Authority, University Revenue Bonds (Carnegie Mellon University) Series 2002, 5.250% due 3/1/32	$1,243,407	—		$1,243,407
—	$1,000,000	1,000,000	Delaware County, PA, Authority College Revenue, Neumann College, 6.000% due 10/1/31	—	$1,059,770		1,059,770
—	1,255,000	1,255,000	Grove City, PA, Area Hospital Authority Revenue, Woodland Place Project, FGIC-Insured, 5.500% due 3/1/25(a)	—	1,342,198		1,342,198
			Lycoming County, PA, Authority College Revenue, Pennsylvania College of Technology, AMBAC-Insured:
—	1,000,000	1,000,000	5.125% due 5/1/22	—	1,048,000		1,048,000
—	1,000,000	1,000,000	5.375% due 7/1/30	—	1,056,550		1,056,550
—	1,000,000	1,000,000	5.250% due 5/1/32	—	1,042,670		1,042,670
2,500,000	—	2,500,000	Northampton County Higher Education Authority, University Revenue Bonds, Series B 1996 (Lehigh University), 5.250% due 11/15/21	2,545,925	—		2,545,925
2,000,000	—	2,000,000	Pennsylvania Higher Educational Facilities Authority (Commonwealth of Pennsylvania), Bryn Mawr College Revenue Bonds, Series 1999, AMBAC-Insured, 5.125% due 12/1/29	2,085,460	—		2,085,460
—	1,000,000	1,000,000	Pennsylvania State Higher Educational Facilities Authority Revenue, Clarion University Foundation Inc., Series A, XLCA-Insured, 5.250% due 7/1/18	—	1,070,040		1,070,040
—	1,000,000	1,000,000	Pennsylvania State University, 5.000% due 9/1/35	—	1,038,740		1,038,740
1,655,000	—	1,655,000	State Public School Building Authority, Commonwealth of Pennsylvania, School Revenue Bonds (School District of the City of York Project) Series 2003, FSA-Insured, 5.000% due 5/1/19	1,739,438	—		1,739,438
—	1,000,000	1,000,000	State Public School Building Authority, School Revenue, Lease Daniel Boone School District Project, MBIA-Insured, 5.000% due 4/1/22	—	1,042,480		1,042,480
—	2,000,000	2,000,000	Swarthmore Boro Authority, PA, College Revenue, 5.250% due 9/15/20(a)	—	2,137,220		2,137,220
1,000,000	—	1,000,000	The Pennsylvania State University Bonds Refunding, Series 2003, 5.250% due 3/1/18	1,069,240	—		1,069,240

			Total Education	8,683,470	10,837,668	—	19,521,138

See Notes to Pro Forma Combined Financial Statements

4

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund		Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Pro Forma Adjustments	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
Escrowed to Maturity (b) — 3.2%
—	$215,000	$215,000	Allegheny County, PA, Hospital Development Authority Revenue, Montefiore Hospital Association, Western Pennsylvania, 6.875% due 7/1/09	—	$224,335		$224,335
—	390,000	390,000	Bristol Township, PA, Authority Sewer Revenue, MBIA-Insured, 10.125% due 4/1/09	—	426,313		426,313
—	1,225,000	1,225,000	Cambria County, PA, Hospital Development Authority Revenue, Conemaugh Valley Memorial Hospital, 7.625% due 9/1/11(a)	—	1,352,767		1,352,767
—	110,000	110,000	Coatesville, PA, Water Guaranteed Revenue, 6.250% due 10/15/13	—	119,482		119,482
—	810,000	810,000	Conneaut, PA, School District GO, AMBAC-Insured, 9.500% due 5/1/12(c)	—	927,612		927,612
—	170,000	170,000	Hopewell Township, PA, Special Obligation, 10.600% due 5/1/13	—	193,295		193,295
—	155,000	155,000	Pennsylvania HFA, 7.750% due 12/1/07	—	161,727		161,727
—	145,000	145,000	West Chester, PA, Sewer Revenue, 9.750% due 5/1/07	—	150,026		150,026
			Westmoreland County, PA, Municipal Authority:
—	335,000	335,000	Special Obligation, 9.125% due 7/1/10	—	357,720		357,720
—	120,000	120,000	Water Revenue, 8.625% due 7/1/10	—	132,400		132,400
—	45,000	45,000	York, PA, GO, AMBAC-Insured, 8.875% due 6/1/06	—	45,374		45,374

			Total Escrowed to Maturity	—	4,091,051	—	4,091,051

Finance — 1.8%
—	1,000,000	1,000,000	Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, Series A, AMBAC-Insured, 5.500% due 8/1/28	—	1,146,000		1,146,000
—	1,000,000	1,000,000	Virgin Islands Public Finance Authority Revenue, Series A, Gross Receipts Taxes Loan Notes, 6.500% due 10/1/24	—	1,109,290		1,109,290

			Total Finance	—	2,255,290	—	2,255,290

General Obligation — 16.2%
—	1,000,000	1,000,000	Armstrong County, PA, GO, MBIA-Insured, 5.400% due 6/1/31	—	1,052,210		1,052,210
$1,000,000	—	1,000,000	Athens Area School District, Bradford County, Pennsylvania, GO, Series 2001, FGIC-Insured, 5.500% due 4/15/16	$1,077,500	—		1,077,500
1,930,000	—	1,930,000	Central Bucks School District, Bucks County, Pennsylvania, GO, Series 2002, FGIC-Insured, 5.500% due 5/15/19	2,086,716	—		2,086,716

See Notes to Pro Forma Combined Financial Statements

5

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund		Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Pro Forma Adjustments	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
$1,000,000	—	$1,000,000	City of Philadelphia, Pennsylvania, GO, Series 2001, FSA-Insured, 5.250% due 9/15/15	$1,057,050	—		$1,057,050
			County of Chester, Pennsylvania, GO:
1,000,000	—	1,000,000	Series 1998, 5.000% due 6/15/15	1,028,950	—		1,028,950
1,280,000	—	1,280,000	Series 2004, 5.000% due 9/1/15	1,347,149	—		1,347,149
2,650,000	—	2,650,000	County of Delaware, Pennsylvania, GO, Series 1999, 5.125% due 10/1/16	2,759,657	—		2,759,657
			County of Westmoreland, Commonwealth of Pennsylvania, GO, AMBAC-Insured, Series 1992:
2,000,000	—	2,000,000	Zero coupon bond to yield 17.233% due 8/1/13	1,480,160	—		1,480,160
1,000,000	—	1,000,000	Zero coupon bond to yield 4.870% due 8/1/14	703,680	—		703,680
—	$1,000,000	1,000,000	Greater Johnstown, PA, School District GO, Series B, MBIA-Insured, 5.500% due 8/1/18	—	$1,076,090		1,076,090
2,000,000	—	2,000,000	Lower Merion School District, Montgomery County, Pennsylvania, GO, Series 2003, 5.000% due 5/15/17	2,116,440	—		2,116,440
—	1,000,000	1,000,000	Luzerne County, PA, GO, Series A, MBIA-Insured, 5.250% due 11/15/18	—	1,069,000		1,069,000
—	1,660,000	1,660,000	Pittsburgh, PA, GO, Series A, AMBAC-Insured, 5.250% due 9/1/22 (a)	—	1,734,368		1,734,368
1,700,000	—	1,700,000	The School District of Philadelphia, Pennsylvania, GO, Series B 2002, FGIC-Insured, 5.625% due 8/1/15	1,869,779	—		1,869,779

			Total General Obligation	15,527,081	4,931,668	—	20,458,749

Hospitals — 10.0%
			Allegheny County Hospital Development Authority, Health Center Revenue Bonds, UPMC Health System, MBIA-Insured, Series 1997B:
1,000,000	—	1,000,000	6.000% due 7/1/24	1,190,830	—		1,190,830
2,250,000	—	2,250,000	6.000% due 7/1/26	2,698,605	—		2,698,605
—	1,000,000	1,000,000	Hazleton, PA, Health Services Authority, Hospital Revenue, St. Joseph’s Medical Center, 6.200% due 7/1/26	—	1,000,750		1,000,750
—	1,000,000	1,000,000	Horizon Hospital Systems Authority, Hospital Revenue, Horizon Hospital Systems Inc., 6.350% due 5/15/26	—	1,023,160		1,023,160
—	500,000	500,000	Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project, 6.000% due 11/15/35	—	534,050		534,050

See Notes to Pro Forma Combined Financial Statements

6

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund		Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Pro Forma Adjustments	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
—	$1,000,000	$1,000,000	Mifflin County, PA, Hospital Authority Revenue, Radian-Insured, 6.200% due 7/1/30	—	$1,078,510		$1,078,510
—	1,000,000	1,000,000	Pennsylvania State Higher EFA Revenue, Series A, UPMC Health Systems, 6.000% due 1/15/31	—	1,086,670		1,086,670
—	525,000	525,000	Potter County, PA, Hospital Authority Revenue, Charles Cole Memorial Hospital, Radian-Insured, 6.050% due 8/1/24	—	537,663		537,663
—	1,075,000	1,075,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Series A, Ryder Memorial Hospital Project, 6.700% due 5/1/24	—	1,075,591		1,075,591
—	1,000,000	1,000,000	St. Mary’s Hospital Authority, Health System Revenue, Catholic Health East, Series B, 5.500% due 11/15/24	—	1,078,090		1,078,090
$1,265,000	—	1,265,000	The McKean County Hospital Authority Hospital Revenue Bonds (Bradford Hospital Project) Series 2005, 5.000% due 10/1/18	$1,296,929	—		1,296,929

			Total Hospitals	5,186,364	7,414,484	—	12,600,848

Housing: Single-Family — 1.6%
			Allegheny County, PA, Residential Finance Authority Mortgage Revenue, Single-Family Mortgage:
—	570,000	570,000	Series FF-2, GNMA- Collateralized, 6.000% due 11/1/31(d)	—	585,060		585,060
—	740,000	740,000	Series II-2, GNMA- Collateralized, 5.900% due 11/1/32(d)	—	768,416		768,416
—	610,000	610,000	Puerto Rico Housing, Bank & Finance Agency, Single-Family Mortgage Revenue, Affordable Housing Mortgage, Portfolio I, PGNMA/FNMA/FHLMC-Collateralized, 6.250% due 4/1/29(d)	—	615,874		615,874

			Total Housing: Single-Family	—	1,969,350	—	1,969,350

Industrial Development — 1.3%
—	500,000	500,000	Philadelphia, PA, Authority for IDR, Series B, AMBAC-Insured, 5.250% due 7/1/31	—	522,920		522,920
—	1,000,000	1,000,000	Philadelphia, PA, Authority for Industrial Development, Lease Revenue, Series B, FSA-Insured, 5.500% due 10/1/19	—	1,066,530		1,066,530

			Total Industrial Development	—	1,589,450	—	1,589,450

See Notes to Pro Forma Combined Financial Statements

7

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund		Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Pro Forma Adjustments	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
Life Care Systems — 4.2%
—	$1,260,000	$1,260,000	Erie County, PA, Hospital Authority Revenue, Health Facilities Revenue, St. Mary’s Home Project, Radian-Insured, 6.000% due 8/15/23(a)	—	$1,328,708		$1,328,708
—	1,100,000	1,100,000	Lancaster County, PA, Hospital Authority Revenue, Health Center, Willow Valley Retirement Project, 5.875% due 6/1/31	—	1,146,827		1,146,827
—	1,650,000	1,650,000	Lancaster, PA, IDA Revenue, Garden Spot Village Project, Series A, 7.625% due 5/1/31(a)	—	1,770,796		1,770,796
—	500,000	500,000	Montgomery County, PA, Higher Education & Health Authority Revenue, Temple Continuing Care Center, 6.750% due 7/1/29(e)	—	30,000		30,000
—	1,000,000	1,000,000	Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian-Insured, 5.500% due 7/1/19	—	1,064,200		1,064,200

			Total Life Care Systems	—	5,340,531	—	5,340,531

Miscellaneous — 4.1%
—	500,000	500,000	Allegheny County, PA, Redevelopment Authority, Tax Increment Revenue, Waterfront Project, Series A, 6.300% due 12/15/18	—	539,960		539,960
$ 500,000	—	500,000	City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Twelfth Series B, MBIA-Insured, 7.000% due 5/15/20	$593,785	—		593,785
—	1,500,000	1,500,000	Dauphin County, PA, General Authority Revenue, Office & Packaging, 6.000% due 1/1/25(a)	—	1,341,675		1,341,675
—	1,560,000	1,560,000	New Morgan, PA, Municipal Authority Office Revenue, Commonwealth Office Project, Series A, 6.500% due 6/1/25(a)	—	1,579,734		1,579,734
1,000,000	—	1,000,000	Pennsylvania Convention Center Authority, Revenue Bonds, 1989 Series A, FGIC-Insured, 6.000% due 9/1/19	1,174,230	—		1,174,230

			Total Miscellaneous	1,768,015	3,461,369	—	5,229,384

Pollution Control — 1.6%
—	1,000,000	1,000,000	Delaware County, PA, IDA Revenue, Resources Recovery Facilities, Series A, 6.200% due 7/1/19	—	1,045,700		1,045,700
—	1,000,000	1,000,000	New Morgan, PA, IDA, Solid Waste Disposal Revenue, New Morgan Landfill Co. Inc. Project, 6.500% due 4/1/19(d)	—	1,005,360		1,005,360

			Total Pollution Control	—	2,051,060	—	2,051,060

See Notes to Pro Forma Combined Financial Statements

8

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund		Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Pro Forma Adjustments	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
Pre-Refunded (f) — 25.1%
			Allegheny County, PA:
—	$1,000,000	$1,000,000	GO, Series C-52, FGIC-Insured, Call 5/1/11@ 100, 5.250% due 11/1/21	—	$1,070,100		$1,070,100
—	500,000	500,000	Hospital Development Authority Revenue, Allegheny General Hospital Project, Series A, MBIA- Insured, Call 9/1/07 @ 100, 6.250% due 9/1/20(c)	—	518,330		518,330
$ 845,000	—	845,000	Allegheny County Sanitary Authority, Allegheny County, Pennsylvania, Sewer Revenue Bonds Refunding Series 2000, 5.500% due 12/1/30	$912,186	—		912,186
2,000,000	—	2,000,000	Bethlehem Area School District, Northampton and Lehigh Counties, Pennsylvania, GO, Series A 2001, FGIC-Insured, 5.375% due 3/15/20	2,165,780	—		2,165,780
1,660,000	—	1,660,000	Blue Mountain School District, Schuylkill County, Pennsylvania, GO, Series A 2001, FSA-Insured, 5.500% due 10/1/18	1,803,175	—		1,803,175
2,000,000	—	2,000,000	City of Pittsburgh (Commonwealth of Pennsylvania), GO, Series A 1997, AMBAC-Insured, 5.250% due 9/1/18	2,046,240	—		2,046,240
			Commonwealth of Pennsylvania, GO:
1,790,000	—	1,790,000	First Series 2002 , 5.250% due 2/1/15	1,924,859	—		1,924,859
3,000,000	—	3,000,000	Second Series 1999, 5.750% due 10/1/14	3,228,600	—		3,228,600
500,000	—	500,000	County of Butler (Commonwealth of Pennsylvania), GO, Series 2003, FGIC-Insured, 5.250% due 7/15/23	542,435	—		542,435
—	1,000,000	1,000,000	Dauphin County, PA, GO, AMBAC-Insured, Call 5/15/11@ 100, 5.125% due 11/15/22	—	1,064,810		1,064,810
—	570,000	570,000	Delaware River Joint Toll Bridge Commission, Bridge Revenue, Call 7/1/13 @ 100, 5.250% due 7/1/18	—	615,104		615,104
2,000,000	—	2,000,000	Erie Sewer Authority, Erie County, Pennsylvania, Sewer Revenue Bonds Series 1997, AMBAC-Insured, 5.625% due 6/1/17	2,046,840	—		2,046,840
—	1,000,000	1,000,000	Erie, PA, Sewer Authority Revenue, MBIA-Insured, Call 6/1/10 @ 100, 6.000% due 6/1/21	—	1,088,990		1,088,990
			Harrisburg, PA:
—	1,000,000	1,000,000	Authority Resource Recovery Facility Revenue, Series A, FSA-Insured, Call 9/1/10 @ 100, 5.500% due 9/1/25	—	1,072,100		1,072,100

See Notes to Pro Forma Combined Financial Statements

9

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund		Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Pro Forma Adjustments	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
—	$1,280,000	$1,280,000	Redevelopment Authority, First Mortgage Office Building, Call 5/15/12 @ 100, 6.750% due 5/15/25(a)	—	$1,434,880		$1,434,880
—	1,000,000	1,000,000	Pennsylvania State GO, First Series, Call 2/1/12 @ 100, 5.250% due 2/1/19	—	1,074,500		1,074,500
—	1,000,000	1,000,000	Pennsylvania State Higher EFA Revenue, Drexel University, Call 5/1/09 @ 100, 6.000% due 5/1/29	—	1,066,780		1,066,780
			Pennsylvania State Turnpike Commission, AMBAC-Insured, Call 7/15/11 @ 101:
—	1,500,000	1,500,000	5.000% due 7/15/21(a)	—	1,599,780		1,599,780
—	1,500,000	1,500,000	5.500% due 7/15/32(a)	—	1,635,375		1,635,375
—	1,000,000	1,000,000	Philadelphia, PA, School District GO, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/31	—	1,087,440		1,087,440
—	1,000,000	1,000,000	Plum Boro, PA, School District GO, FGIC-Insured, Call 9/15/11 @ 100, 5.250% due 9/15/30	—	1,072,210		1,072,210
$1,000,000	—	1,000,000	Port Authority of Allegheny County, Pennsylvania, Special Revenue Transportation Bonds Series 1999, MBIA-Insured, 6.375% due 3/1/14	$1,083,330	—		1,083,330
1,460,000	—	1,460,000	Wilkes-Barre Area School District, Luzerne County, Pennsylvania, GO, Series A 2003, MBIA-Insured, 5.250% due 4/1/22	1,585,983	—		1,585,983

			Total Pre-Refunded	17,339,428	14,400,399	—	31,739,827

Transportation — 7.3%
			Pennsylvania Turnpike Commission, Oil Franchise Tax Subordinated Revenue Bonds:
1,365,000	—	1,365,000	Series B 1998, AMBAC-Insured, 5.250% due 12/1/16	1,430,561	—		1,430,561
1,000,000	—	1,000,000	Series B 2003, MBIA-Insured, 5.250% due 12/1/17	1,074,260	—		1,074,260
			Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, AMBAC-Insured, Series 2001:
1,000,000	—	1,000,000	5.375% due 7/15/19	1,086,310	—		1,086,310
1,000,000	—	1,000,000	5.500% due 7/15/32	1,092,260	—		1,092,260
			Port Authority of Allegheny County, Pennsylvania, Special Revenue Transportation Bonds Refunding Series 2001, FGIC-Insured:
250,000	—	250,000	5.500% due 3/1/17	269,333	—		269,333
2,000,000	—	2,000,000	5.250% due 3/1/20	2,127,900	—		2,127,900
—	430,000	430,000	Delaware River Joint Toll Bridge Commission, Bridge Revenue, 5.250% due 7/1/18	—	455,701		455,701
—	1,500,000	1,500,000	Delaware River Port Authority Pennsylvania & New Jersey, RITES, PA-964, FSA-Insured, 6.808% due 4/6/06(a)(g)	—	1,739,700		1,739,700

			Total Transportation	7,080,624	2,195,401	—	9,276,025

See Notes to Pro Forma Combined Financial Statements

10

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund		Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Pro Forma Adjustments		Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value		Value
Water and Sewer — 6.0%
			Allegheny County Sanitary Authority, Allegheny County, Pennsylvania, Sewer Revenue Bonds Refunding:
$1,000,000	—	$1,000,000	Series 2001, MBIA-Insured, 5.375% due 12/1/17	$1,079,150	—			$1,079,150
155,000	—	155,000	Series 2000 (Unrefunded balance), 5.500% due 12/1/30	166,237	—			166,237
—	$1,750,000	1,750,000	Allegheny County, PA, Sanitation Authority, Sewer Revenue, MBIA-Insured, 5.375% due 12/1/17(a)	—	$1,887,375			1,887,375
			The City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds:
2,000,000	—	2,000,000	Series 1995, MBIA-Insured, 6.250% due 8/1/11	2,230,020	—			2,230,020
2,000,000	—	2,000,000	Series 2001A, FGIC-Insured, 5.375% due 11/1/20	2,154,720	—			2,154,720

			Total Water and Sewer	5,630,127	1,887,375	—		7,517,502

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $117,830,164)	61,215,109	62,425,096	(45,146	)†	123,595,059

SHORT-TERM INVESTMENTS(h) — 1.3%
Education — 0.6%
600,000	—	600,000	Pennsylvania Higher Educational Facilities Authority, Variable Rate Revenue Refunding Bonds (Carnegie Mellon University), Series 1995B, 3.150% due 4/3/06(h)	600,000	—			600,000
—	200,000	200,000	Pennsylvania State Higher EFA, Carnegie Mellon University, Series C, SPA-JPMorgan Chase, 3.150% due 4/3/06	—	200,000			200,000

			Total Education	600,000	200,000	—		800,000

Hospitals — 0.5%
—	600,000	600,000	Philadelphia, PA, Hospitals & Higher Education Facilities Authority, Hospital Revenue, Children’s Hospital Project, Series A, SPA-JPMorgan Chase, 3.140% due 4/3/06	—	600,000	—		600,000

See Notes to Pro Forma Combined Financial Statements

11

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund		Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Pro Forma Adjustments		Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value		Value
Pollution Control — 0.2%
$200,000	—	$200,000	Delaware County Industrial Development Authority (Pennsylvania) Revenue Refunding Bonds Series G 1997 (Resource Recovery Facility), 3.170% due 4/3/06(h)	$200,000	—	—		$200,000

			TOTAL SHORT-TERM INVESTMENTS (Cost — $1,600,000)	800,000	$800,000	—		1,600,000

			TOTAL INVESTMENTS —99.0% (Cost — $119,430,164#)	62,015,109	63,225,096	(45,146	)†	125,195,059
			Other Assets in Excess of Liabilities — 0.9%	642,779	620,807	(60,300	)‡	1,203,286

			TOTAL NET ASSETS — 100.0%	$62,657,888	$63,845,903	$(105,446)		$126,398,345

(a)	All or a portion of this security is segregated for open futures contracts.
(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(d)	Income from this issue is considered a preference item for purposes of calculating the federal alternative minimum tax (“AMT”).
(e)	Security is currently in default.
(f)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(g)	Residual interest tax-exempt securities-coupon varies inversely with level of short-term tax-exempt interest rates.
(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.
†	Reflects estimated adjustment due to difference in valuation policies and pricing vendors used between the Legg Mason Pennsylvania Tax-Free Income Trust and the Legg Mason Partners Pennsylvania Municipals Fund.
‡	Reflects adjustments for estimated Reorganization expenses of $60,300 related to the Acquiring Fund.

See Notes to Pro Forma Combined Financial Statements

12

Abbreviations used in this schedule:

AMBAC — Ambac Assurance Corporation

EFA — Educational Facilities Authority

FGIC — Financial Guaranty Insurance Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FSA — Financial Security Assurance

GNMA — Government National Mortgage Association

GO — General Obligation

HFA — Housing Finance Authority

IDA — Industrial Development Authority

IDR — Industrial Development Revenue

MBIA — Municipal Bond Investors Assurance Corporation

RITES — Residual Interest Tax-Exempt Securities

Radian — Radian Assets Assurance

SPA — Standby Bond Purchase Agreement

XLCA — XL Capital Assurance Inc.

Financial futures contracts open at March 31, 2006 were as follows:

Fund	Contracts to Sell	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Legg Mason Partners Pennsylvania Municipals Fund	U.S. Treasury Bond	190	6/06	$21,242,273	$20,739,687	$502,586

See Notes to Pro Forma Combined Financial Statements

13

Statement of Assets and Liabilities

Pro Forma Combined Statement of Assets and Liabilities for Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Partners Pennsylvania Municipals Fund as of March 31, 2006 (Unaudited)

	Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Pro Forma Adjustments		Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund
ASSETS:
Investments, at cost	$58,783,606	$60,646,558	—		$119,430,164

Investments, at value	$62,015,109	$63,225,096	$(45,146	)(a)	$125,195,059
Receivable for Fund shares sold	107,503	7,401	—		114,904
Interest receivable	867,096	1,019,597	—		1,886,693
Receivable for securities sold	—	105,000	—		105,000
Receivable from broker—variation margin on open futures contracts	—	5,938	—		5,938
Prepaid expenses	—	1,433	—		1,433
Other assets	1,307	—	—		1,307

Total Assets	62,991,015	64,364,465	(45,146)		127,310,334

LIABILITIES:
Due to custodian	30,470	56,332	—		86,802
Payable for Fund shares repurchased	145,403	248,267	—		393,670
Investment management fee payable	—	26,064	—		26,064
Distribution fees payable	—	10,710	—		10,710
Trustees’ fees payable	—	873	—		873
Deferred compensation payable	4,683	6,197	—		10,880
Distributions payable	105,958	123,987	—		229,945
Accrued expenses	46,613	46,132	60,300	(b)	153,045

Total Liabilities	333,127	518,562	60,300		911,989

Total Net Assets	$62,657,888	$63,845,903	$(105,446)		$126,398,345

NET ASSETS:
Par value	—	$5,041	$4,934		$9,975
Paid-in capital in excess of par value	$59,369,411	65,927,645	(4,934)		125,292,122
Undistributed net investment income	7,392	34,804	(60,300	)(b)	(18,104)
Accumulated net realized gain (loss) on investments and futures contracts	49,582	(5,202,711)	—		(5,153,129)
Net unrealized appreciation on investments and futures contracts	3,231,503	3,081,124	(45,146	)(a)	6,267,481

Total Net Assets	$62,657,888	$63,845,903	$(105,446)		$126,398,345

Net Assets:
Class A	—	$32,264,634	$62,567,356	(a)(b)(c)	$94,831,990
Class B	—	21,145,466	(9,986	)(b)	21,135,480
Class C	—	10,435,803	(4,928	)(b)	10,430,875
Primary Class	$62,657,888	—	(62,657,888	)(c)	—

	$62,657,888	$63,845,903	$(105,446)		$126,398,345

Shares Outstanding:
Class A	—	2,542,735	4,933,180	(a)(b)(c)(d)	7,475,915
Class B	—	1,672,059	—		1,672,059
Class C	—	826,047	—		826,047
Primary Class	3,818,222	—	(3,818,222	)(c)	—
Net Asset Value:
Class A	—	$12.69	—		$12.69
Class B	—	$12.65	—		$12.64
Class C	—	$12.63	—		$12.63
Primary Class	$16.41	—	—		—

(a)	Reflects estimated adjustment due to difference in valuation policies between Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Partners Pennsylvania Municipals Fund.
(b)	Reflects adjustments for estimated Reorganization expenses of $60,300 related to the Acquiring Fund.
(c)	Legg Mason Pennsylvania Tax-Free Income Trust Primary Class will be exchanged for Legg Mason Partners Pennsylvania Municipals Fund Class A shares.
(d)	Reflects adjustments to the number of shares outstanding due to the Reorganization.

See Notes to Pro Forma Combined Financial Statements

14

Statement of Operations

Pro Forma Combined Statement of Operations for Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Partners Pennsylvania Municipals Fund For the Twelve Months Ended March 31, 2006 (Unaudited)

	Legg Mason Pennsylvania Tax- Free Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	Pro Forma Adjustments		Proforma Combined Legg Mason Partners Pennsylvania Municipals Fund
INVESTMENT INCOME:
Interest	$3,061,785	$3,669,508	—		$6,731,293

EXPENSES:
Investment management fee	373,870	311,624	$(67,977	)(a)	617,517
Distribution fees	169,941	287,115	(67,977	)(a)	389,079
Transfer agent fees	19,130	20,133	1,121	(a)	40,384
Shareholder reports	19,872	41,196	(3,974	)(b)	57,094
Custody fees	34,813	22,965	(18,275	)(a)	39,503
Registration fees	5,826	2,493	(2,913	)(b)	5,406
Legal fees	24,926	18,765	(23,049	)(b)	20,642
Insurance	22,000	—	—		22,000
Audit and tax	23,050	17,102	(4,152	)(b)	36,000
Trustees’ fees	15,950	3,183	—		19,133
Miscellaneous expenses	15,332	8,529	(13,799	)(b)	10,062

Total Expenses	724,710	733,105	(200,995)		1,256,820
Less: Fee waivers and/or expense reimbursements	(248,875)	(7,510)	248,875		(7,510)

Net Expenses	475,835	725,595	47,880		1,249,310

Net Investment Income	2,585,950	2,943,913	(47,880)		5,481,983

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net Realized Gain (Loss) From:
Investments	69,563	85,211	—		154,774
Futures Contracts	—	(363,073)	—		(363,073)

Net Realized Gain (Loss)	69,563	(277,862)	—		(208,299)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(538,564)	(494,483)	—		(1,033,047)
Futures Contracts	—	397,898	—		397,898

Change in Net Unrealized Appreciation/ Depreciation	(538,564)	(96,585)	—		(635,149)

Net Loss on Investments	(469,001)	(374,447)	—		(843,448)

Increase in Net Assets From Operations	$2,116,949	$2,569,466	$(47,880)		$4,638,535

(a)	To adjust expenses to reflect Combined Fund’s estimated fees and expenses based upon contractual rates in effect for Legg Mason Partners Pennsylvania Municipals Fund.
(b)	Reflects the elimination of duplicative expenses and economies of scale achieved as a result of the proposed Reorganization.

See Notes to Pro Forma Combined Financial Statements

15

Legg Mason Pennsylvania Tax-Free Income Trust Reorganization Into Legg Mason Partners Pennsylvania Municipals Fund

Notes to Pro Forma Combined Financial Statements (Unaudited)

1.	Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at March 31, 2006 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended March 31, 2006, reflect the accounts of Legg Mason Pennsylvania Tax-Free Income Trust (“Acquired Fund”) and Legg Mason Partners Pennsylvania Municipals Fund (“Acquiring Fund”), each a “Fund.” Following the combination, the Legg Mason Partners Pennsylvania Municipals Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free Reorganization and accordingly, the tax-free Reorganization will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on March 31, 2006. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended March 31, 2006 as if the Reorganization occurred on April 1, 2005. These Pro Forma Statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year-end is March 31 for each Fund.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustment for portfolio transactions because, upon consummation of the Reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of Reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2.	Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3.	Investment Valuation:

Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

The Acquired Fund values fixed income securities using bid prices. The difference in the valuation policies of the Acquired Fund and the Acquiring Fund resulted in an estimated pro forma adjustment to the Pro Forma Combined Schedule of Investments and Pro Forma Combined Statement of Assets and Liabilities of $45,146, as of March 31, 2006.

4.	Shares of Beneficial Interest:

The unaudited pro forma net asset value per share assumes additional shares of beneficial interest of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of March 31, 2006. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

Estimated Reorganization expenses of $60,300 have been reflected in the Pro Forma Combined Statement of Assets and Liabilities and the Pro Forma Combined Capitalization Table.

See Notes to Pro Forma Combined Financial Statements

16

5.	Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees, administration fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended March 31, 2006.

Effective January 1, 2006, new custody contracts and transfer agency contracts were implemented for the Acquiring Fund. The effects of these new contracts have been reflected in the accompanying Pro Forma Combined Statement of Operations for the period that the contracts were effective.

6.	Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

See Notes to Pro Forma Combined Financial Statements

17

Pro Forma Combined Schedule of Investments for Legg Mason Financial Services Fund and Legg Mason Partners Financial Services Fund as of April 30, 2006 (Unaudited)

Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Combined Legg Mason Partners Financial Services Fund		Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Financial Services Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
COMMON STOCKS — 98.3%
FINANCIALS — 97.0%
Capital Markets — 7.1%
—	12,200	12,200	A.G. Edwards, Inc.	$—	$644,648		$644,648
—	3,116	3,116	Bear Stearns Cos. Inc.	—	444,061		444,061
—	900	900	BlackRock Inc., Class A	—	136,386		136,386
—	8,600	8,600	Credit Suisse Group	—	539,730		539,730
—	7,051	7,051	Deutsche Bank AG	—	866,229		866,229
—	5,700	5,700	Franklin Resources Inc.	—	530,784		530,784
—	8,753	8,753	Goldman Sachs Group Inc.	—	1,403,018		1,403,018
—	3,100	3,100	Lehman Brothers Holdings Inc.	—	468,565		468,565
—	11,800	11,800	Merrill Lynch & Co. Inc.	—	899,868		899,868
—	37,897	37,897	Morgan Stanley	—	2,436,777		2,436,777
—	6,500	6,500	UBS AG	—	769,789		769,789

			Total Capital Markets	—	9,139,855	—	9,139,855

Commercial Banks — 46.9%
—	18,600	18,600	Alpha Bank AE	—	704,392		704,392
50,000	—	50,000	AmericanWest Bancorp*	1,209,000	—		1,209,000
—	10,800	10,800	Banca Popolare di Verona e Novara Scrl	—	304,161		304,161
—	23,400	23,400	Banco Bilbao Vizcaya Argentaria SA	—	517,228		517,228
—	13,850	13,850	Banco Bradesco SA, Sponsored ADR	—	527,270		527,270
—	100,850	100,850	Banco Comercial Portugues SA	—	308,085		308,085
—	10,000	10,000	Banco Itau Holding Financeira SA, ADR	—	318,000		318,000
—	61,320	61,320	Banco Santander Central Hispano SA	—	951,336		951,336
20,000	—	20,000	Bancorp Rhode Island Inc.	700,000	—		700,000
27,531	35,868	63,399	Bank of America Corp.	1,374,348	1,790,531		3,164,879
—	4,600	4,600	Bank of Montreal	—	265,538		265,538
—	5,100	5,100	Bank of Nova Scotia	—	211,775		211,775
—	46,360	46,360	Barclays PLC	—	578,557		578,557
—	1,150	1,150	BNP Paribas	—	105,031		105,031
—	11,500	11,500	BNP Paribas SA	—	1,087,326		1,087,326
—	30,350	30,350	Capitalia SpA	—	263,589		263,589
45,000	—	45,000	Cascade Bancorp	1,311,300	—		1,311,300
50,000	—	50,000	Cascade Financial Corp.	975,000	—		975,000
—	12,800	12,800	Colonial BancGroup Inc.	—	331,904		331,904
—	10,381	10,381	Comerica Inc.	—	590,367		590,367
36,750	—	36,750	Commerce Bancshares Inc.	1,920,188	—		1,920,188
20,000	—	20,000	Commercial Bankshares Inc.	708,400	—		708,400
—	11,550	11,550	Commerzbank AG	—	478,958		478,958
20,000	—	20,000	Cullen/Frost Bankers Inc.	1,157,600	—		1,157,600
50,000	—	50,000	Epic Bancorp	732,500	—		732,500
20,001	—	20,001	First Financial Bankshares Inc.	743,437	—		743,437
25,000	—	25,000	First Horizon National Corp.	1,060,500	—		1,060,500
34,300	—	34,300	First Keystone Corp.	679,140	—		679,140

See Notes to Pro Forma Combined Financial Statements

18

Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Combined Legg Mason Partners Financial Services Fund		Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Financial Services Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
25,000	—	25,000	First Security Group Inc.	$280,000	—		$280,000
60,000	—	60,000	First State Bancorp	1,546,200	—		1,546,200
56,100	—	56,100	Gateway Financial Holdings Inc.	871,794	—		871,794
62,500	—	62,500	Glacier Bancorp Inc	1,897,500	—		1,897,500
40,000	—	40,000	Greater Bay Bancorp	1,104,800	—		1,104,800
—	79,000	79,000	Gunma Bank Ltd.	—	$610,336		610,336
—	49,500	49,500	HBOS PLC	—	867,997		867,997
—	68,600	68,600	HSBC Holdings PLC	—	1,184,174		1,184,174
25,000	—	25,000	IBERIABANK Corp.	1,464,250	—		1,464,250
—	11,400	11,400	IKB Deutsche Industriebank AG	—	473,169		473,169
2,000	—	2,000	Leesport Financial Corp.	49,200	—		49,200
17,880	—	17,880	Marshall & Ilsley Corp.	817,474	—		817,474
37,500	5,650	43,150	Mercantile Bankshares Corp.	1,409,250	212,327		1,621,577
35,000	—	35,000	Mid-State Bancshares	973,350	—		973,350
—	45	45	Mitsubishi UFJ Financial Group Inc.	—	707,976		707,976
—	18	18	Mizuho Financial Group Inc.	—	153,619		153,619
—	3,100	3,100	Natexis Banques Populaires	—	840,574		840,574
—	8,800	8,800	National Bank of Canada	—	489,683		489,683
70,000	—	70,000	North Fork Bancorporation Inc.	2,109,100	—		2,109,100
—	16,663	16,663	Northern Rock PLC	—	321,789		321,789
40,000	—	40,000	Northrim BanCorp Inc.	973,600	—		973,600
—	12,841	12,841	PNC Financial Services Group Inc.	—	917,746		917,746
—	15,300	15,300	Royal Bank of Canada	—	653,354		653,354
—	30,070	30,070	Royal Bank of Scotland Group PLC	—	981,163		981,163
—	90,000	90,000	Shinsei Bank Ltd.	—	630,455		630,455
—	24,800	24,800	Skandinaviska Enskilda Banken AB	—	624,978		624,978
—	4,200	4,200	Societe Generale	—	642,057		642,057
—	82	82	Sumitomo Mitsui Financial Group Inc.	—	900,901		900,901
40,000	—	40,000	Summit Bancshares Inc.	740,400	—		740,400
58,700	—	58,700	Summit Bank Corp. Ga.	894,588	—		894,588
20,000	—	20,000	SunTrust Banks Inc.	1,546,600	—		1,546,600
31,500	—	31,500	Sussex Bancorp	466,200	—		466,200
—	9,240	9,240	Synovus Financial Corp.	—	258,720		258,720
50,000	—	50,000	TCF Financial Corp.	1,343,000	—		1,343,000
24,500	—	24,500	TD Banknorth Inc.	727,405	—		727,405
55,000	—	55,000	Texas Regional Bancshares Inc.	1,576,850	—		1,576,850
5,250	—	5,250	The Bank Holdings Inc.	94,500	—		94,500
—	10,600	10,600	Toronto-Dominion Bank	—	590,886		590,886
—	7,790	7,790	Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR	—	618,137		618,137
28,947	—	28,947	United Financial Corp.	662,886	—		662,886
—	10,300	10,300	Wachovia Corp.	—	616,455		616,455
92,085	—	92,085	Wainwright Bank & Trust Co.	980,705	—		980,705
—	13,393	13,393	Wells Fargo & Co.	—	919,965		919,965
—	16,600	16,600	Whitney Holding Corp.	—	590,296		590,296
—	13,300	13,300	Wilmington Trust Corp.	—	589,190		589,190
11,916	—	11,916	Zions Bancorporation	989,385	—		989,385

			Total Commercial Banks	36,090,450	24,729,995	—	60,820,445

See Notes to Pro Forma Combined Financial Statements

19

Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Combined Legg Mason Partners Financial Services Fund		Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Financial Services Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
Consumer Finance — 2.1%
25,000	—	25,000	ASTA Funding, Inc.	$908,250	—		$908,250
—	1,830	1,830	Orix Corp.	—	$550,086		550,086
25,000	—	25,000	SLM Corp.	1,322,000	—		1,322,000

			Total Consumer Finance	2,230,250	550,086	—	2,780,336

Diversified Financial Services — 9.3%
—	13,300	13,300	Aeon Credit Service Co., Ltd.	—	368,227		368,227
—	59,300	59,300	African Bank Investments Ltd.	—	330,730		330,730
—	8,400	8,400	AllianceBernstein Holding LP	—	541,380		541,380
—	29,436	29,436	CIT Group Inc.	—	1,589,838		1,589,838
—	12,300	12,300	Credit Saison Co., Ltd.	—	645,405		645,405
22,500	—	22,500	Financial Federal Corp.	639,000	—		639,000
—	13,400	13,400	Fortis	—	502,559		502,559
150,000	—	150,000	Highbury Financial Inc.*	1,203,000	—		1,203,000
—	147,000	147,000	Hokuhoku Financial Group Inc.	—	599,499		599,499
—	30,100	30,100	ING Groep NV, CVA	—	1,225,775		1,225,775
—	8,100	8,100	Investec PLC	—	460,123		460,123
27,984	32,669	60,653	JPMorgan Chase & Co.	1,269,914	1,482,519		2,752,433
—	300	300	Matsui Securities Co., Ltd.	—	4,016		4,016
—	9,000	9,000	Mitsubishi UFJ Securities Co., Ltd.	—	141,912		141,912
—	26,000	26,000	OMC Card Inc.	—	412,024		412,024
—	11,800	11,800	Principal Financial Group Inc.	—	605,458		605,458

			Total Diversified Financial Services	3,111,914	8,909,465	—	12,021,379

Insurance — 22.8%
—	4,191	4,191	Allstate Corp.	—	236,750		236,750
100,000	—	100,000	American Equity Investment Life Holding Co.	1,356,000	—		1,356,000
—	18,300	18,300	American International Group Inc.	—	1,194,075		1,194,075
50,000	—	50,000	American Safety Insurance Holdings Ltd.*	854,500	—		854,500
25,000	—	25,000	AmerUs Group Co.	1,466,250	—		1,466,250
—	89,100	89,100	Amlin PLC	—	456,950		456,950
35,000	6,000	41,000	Assurant Inc.	1,685,950	289,020		1,974,970
—	219,400	219,400	Brit Insurance Holdings PLC	—	383,725		383,725
52,000	—	52,000	Brown & Brown Inc.	1,623,960	—		1,623,960
—	18,320	18,320	Chubb Corp.	—	944,213		944,213
—	3,400	3,400	CNP Assurances	—	367,824		367,824
—	69,850	69,850	Compagnia Assicuratrice Unipol SpA	—	234,546		234,546
100,000	—	100,000	CRM Holdings Ltd.*	1,061,000	—		1,061,000
—	9,750	9,750	Fidelity National Financial Inc.	—	409,305		409,305
—	13,900	13,900	First American Corp.	—	592,140		592,140
22,000	—	22,000	Hanover Insurance Group Inc.	1,163,800	—		1,163,800
—	13,888	13,888	Hartford Financial Services Group Inc.	—	1,276,724		1,276,724
30,000	—	30,000	Hilb Rogal & Hobbs Co.	1,226,400	—		1,226,400

See Notes to Pro Forma Combined Financial Statements

20

Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Combined Legg Mason Partners Financial Services Fund		Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Financial Services Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
—	14,700	14,700	Irish Life & Permanent PLC	—	$375,213		$375,213
25,000	—	25,000	Lincoln National Corp.	$1,452,000	—		1,452,000
—	4,100	4,100	Loews Corp.	—	435,215		435,215
—	3,746	3,746	MBIA Inc.	—	223,374		223,374
—	16,800	16,800	MetLife Inc.	—	875,280		875,280
—	27,146	27,146	Nationwide Financial Services Inc., Class A Shares	—	1,191,166		1,191,166
68,750	—	68,750	Old Republic International Corp.	1,529,687	—		1,529,687
45,000	—	45,000	Philadelphia Consolidated Holding Corp.*	1,490,850	—		1,490,850
—	7,300	7,300	Prudential Financial Inc.	—	570,349		570,349
—	29,840	29,840	QBE Insurance Group Ltd.	—	506,975		506,975
32,000	—	32,000	RLI Corp.	1,587,200	—		1,587,200
—	73,120	73,120	SCOR	—	185,529		185,529
25,000	—	25,000	StanCorp Financial Group Inc.	1,233,500	—		1,233,500
—	1,250	1,250	Swiss Life Holding	—	287,764		287,764
—	3,200	3,200	Topdanmark A/S*	—	419,656		419,656
—	1,325	1,325	Zurich Financial Services AG	—	322,110		322,110

			Total Insurance	17,731,097	11,777,903	—	29,509,000

Real Estate Investment Trusts (REITs) — 2.9%
—	12,600	12,600	Archstone-Smith Trust	—	615,888		615,888
—	6,500	6,500	BRE Properties Inc., Class A Shares	—	350,220		350,220
—	5,800	5,800	CB Richard Ellis Group Inc., Class A Shares*	—	509,762		509,762
—	6,800	6,800	Host Marriott Corp.	—	142,936		142,936
—	3,400	3,400	Jones Lang LaSalle Inc.	—	288,184		288,184
—	18,400	18,400	Leopalace21 Corp.	—	718,049		718,049
—	5,300	5,300	Nexity	—	370,651		370,651
—	12,000	12,000	Rayonier Inc.	—	493,920		493,920
—	35,000	35,000	Tokyu Land Corp.	—	298,088		298,088

			Total Real Estate Investment Trusts (REITs)	—	3,787,698	—	3,787,698

Thrifts & Mortgage Finance — 5.6%
15,100	—	15,100	Citizens First Bancorp Inc.	485,465	—		485,465
40,000	—	40,000	Fidelity Bankshares, Inc.	1,288,800	—		1,288,800
40,000	—	40,000	Harbor Florida Bancshares Inc.	1,502,400	—		1,502,400
—	19,412	19,412	PMI Group Inc.	—	895,864		895,864
—	10,300	10,300	Radian Group Inc.	—	646,016		646,016
50,670	—	50,670	Riverview Bancorp Inc.	1,368,597	—		1,368,597
60,000	—	60,000	Willow Grove Bancorp Inc.	1,059,600	—		1,059,600

			Total Thrifts & Mortgage Finance	5,704,862	1,541,880	—	7,246,742

Trading Companies & Distributors — 0.3%
—	10,900	10,900	United Rentals Inc.*	—	388,803		388,803

			TOTAL FINANCIALS	64,868,573	60,825,685	—	125,694,258

INFORMATION TECHNOLOGY — 1.3%
IT Services — 1.3%
37,000	—	37,000	Fiserv Inc.*	1,667,960	—		1,667,960

			TOTAL COMMON STOCKS (Cost — $99,682,955)	66,536,533	60,825,685	—	127,362,218

See Notes to Pro Forma Combined Financial Statements

21

Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Combined Legg Mason Partners Financial Services Fund		Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Financial Services Fund
Warrants	Warrants	Warrants	Security	Value	Value	Value		Value
WARRANTS — 0.0%
1,050	—	1,050	The Bank Holdings Inc. Expires 5/21/06* (Cost — $0)	$7,770	—	—		$7,770

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $99,682,955)	66,544,303	$60,825,685	—		127,369,988

Face Amount	Face Amount	Face Amount
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreements — 2.4%
—	$1,303,000	$1,303,000	State Street Bank & Trust Co., dated 4/28/06, 4.250% due 5/1/06; Proceeds at maturity — $1,303,461; (Fully collateralized by U.S. Treasury Bond, 8.875% due 2/15/19; Market value — $1,332,054)	—	1,303,000			1,303,000
$926,038	—	926,038	Bank of America Grand Cayman, dated 4/28/06, 4.740% due 5/1/06; Proceeds at maturity — $926,404; (Fully collaterized by Federal Home Loan Mortgage Corp. Discount Notes, 5.500% due 3/2/16; Market Value — $947,440)	926,038	—			926,038
926,039	—	926,039	Chase Manhattan, dated 4/28/06, 4.760% due 5/1/06; Proceeds at maturity - $926,406; (Fully collaterized by Federal Home Loan Discount Notes, 5.125% due 4/14/11; Market Value — $944,657)	926,039	—			926,039

			TOTAL SHORT-TERM INVESTMENTS (Cost — $3,155,077)	1,852,077	1,303,000	—		3,155,077

			TOTAL INVESTMENTS — 100.7% (Cost — $102,838,032#)	68,396,380	62,128,685			130,525,065
			Liabilities in Excess of Other Assets — (0.7)%	(106,231)	(764,167)	(58,600	)†	(928,998)

			TOTAL NET ASSETS — 100.0%	$68,290,149	$61,364,518	$(58,600)		$129,596,067

*	Non-income producing security
#	Aggregate cost for federal income tax purposes is substantially the same.
†	Reflects estimated Reorganization expenses of $58,600 related to the Acquiring Fund.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

CVA — Certificaaten van aandelen (share certificates)

GDR — Global Depositary Receipt

See Notes to Pro Forma Combined Financial Statements

22

Pro Forma Combined Legg Mason Partners Financial Services Fund

Summary of Investments by Country*

United States	76.8%
Japan	5.2
United Kingdom	4.0
France	2.8
Canada	1.7
Switzerland	1.5
Germany	1.4
Spain	1.1
Brazil	1.1
Netherlands	0.9
Italy	0.6
Greece	0.5
Sweden	0.5
Australia	0.4
Belgium	0.4
Denmark	0.3
Ireland	0.3
South Africa	0.3
Portugal	0.2

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of April 30, 2006 and are subject to change.

See Notes to Pro Forma Combined Financial Statements

23

Statement of Assets and Liabilities

Pro Forma Combined Statement of Assets and Liabilities for Legg Mason Financial Services Fund and Legg Mason Partners Financial Services Fund as of April 30, 2006 (Unaudited)

	Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Financial Services Fund
ASSETS:
Investments, at cost	$45,317,811	$54,365,144	—		$99,682,955
Repurchase agreements, at cost	1,852,077	1,303,000	—		3,155,077
Foreign currency, at cost	—	32,984	—		32,984

Investments, at value	$66,544,303	$60,825,685	—		$127,369,988
Repurchase agreements, at value	1,852,077	1,303,000	—		3,155,077
Foreign currency, at value	—	33,602	—		33,602
Cash	—	927	—		927
Receivable for securities sold	—	2,858,467	—		2,858,467
Receivable for Fund shares sold	63,900	28,251	—		92,151
Dividends and interest receivable	69,681	173,151	—		242,832
Receivable from investment manager	6,015	—	—		6,015
Prepaid expenses	—	23,209	—		23,209

Total Assets	68,535,976	65,246,292	—		133,782,268

LIABILITIES:
Payable for securities purchased	—	3,672,601	—		3,672,601
Payable for Fund shares repurchased	86,711	67,694	—		154,405
Investment management fee payable	105,933	39,634	—		145,567
Distribution fees payable	—	12,439	—		12,439
Directors’ fees payable	4,818	2,028	—		6,846
Deferred compensation payable	—	348	—		348
Accrued expenses	48,365	87,030	$58,600	(a)	193,995

Total Liabilities	245,827	3,881,774	58,600		4,186,201

Total Net Assets	$68,290,149	$61,364,518	$(58,600)		$129,596,067

NET ASSETS:
Par value	$4,422	$3,625	$(368)		$7,679
Paid-in capital in excess of par value	42,995,937	47,985,356	368		90,981,661
Overdistributed (undistributed) net investment income	(131,174)	135,416	(58,600	)(a)	(54,358)
Accumulated net realized gain on investments and foreign currency transactions	4,194,472	6,776,507	—		10,970,979
Net unrealized appreciation on investments and foreign currencies	21,226,492	6,463,614	—		27,690,106

Total Net Assets	$68,290,149	$61,364,518	$(58,600)		$129,596,067

Net Assets:
Class A	—	$20,694,627	$10,045,190	(a)(b)	$30,739,817
Class B	—	27,069,340	(12,925	)(a)	27,056,415
Class C	—	13,600,551	58,199,284	(a)(c)	71,799,835
Primary Class	$58,230,762	—	(58,230,762	)(c)	—
Financial Intermediary Class	10,059,387	—	(10,059,387	)(b)	—

	$68,290,149	$61,364,518	$(58,600)		$129,596,067

Shares Outstanding:
Class A	—	1,200,237	583,332	(a)(b)(d)	1,783,569
Class B	—	1,614,954	—		1,614,954
Class C	—	810,428	3,469,741	(a)(c)(d)	4,280,169
Primary Class	3,808,405	—	(3,808,405	)(c)(d)	—
Financial Intermediary Class	613,660	—	(613,660	)(b)(d)	—
Net Asset Value:
Class A	—	$17.24	—		$17.24
Class B	—	$16.76	—		$16.75
Class C	—	$16.78	—		$16.78
Primary Class	$15.29	—	—		—
Financial Intermediary Class	$16.39	—	—		—

(a)	Reflects adjustment for estimated Reorganization costs of $58,600 related to the Acquiring Fund.
(b)	Legg Mason Financial Services Fund Financial Intermediary Class will be exchanged for Legg Mason Partners Financial Services Fund Class A shares.
(c)	Legg Mason Financial Services Fund Primary Class will be exchanged for Legg Mason Partners Financial Services Fund Class C shares.
(d)	Reflects adjustments to the number of shares outstanding due to the Reorganization.

See Notes to Pro Forma Combined Financial Statements

24

Statement of Operations

Pro Forma Combined Statement of Operations for Legg Mason Financial Services Fund and Legg Mason Partners Financial Services Fund For the Twelve Months Ended April 30, 2006 (Unaudited)

	Legg Mason Financial Services Fund	Legg Mason Partners Financial Services Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Financial Services Fund
INVESTMENT INCOME:
Dividends	$1,240,247	$1,525,863	—		$2,766,110
Interest	118,276	19,613	—		137,889
Less: Foreign taxes withheld	(1,080)	(10,868)	—		(11,948)

Total Investment Income	1,357,443	1,534,608	—		2,892,051

EXPENSES:
Management fee	678,668	467,028	$(135,313	)(a)	1,010,383
Distribution fees	598,043	449,063	—		1,047,106
Transfer agent fees	34,460	108,258	10,226	(a)	152,944
Shareholder reports	37,510	45,561	(7,502	)(b)	75,569
Custody fees	36,848	13,105	(18,300	)(a)	31,653
Registration fees	32,206	32,933	(16,103	)(b)	49,036
Legal fees	22,951	17,395	(21,211	)(b)	19,135
Insurance	19,232	6,556	—		25,788
Audit and tax	19,384	17,935	(10,319	)(b)	27,000
Directors’ fees	18,756	3,755	—		22,511
Miscellaneous expenses	20,892	2,736	(18,803	)(b)	4,825

Total Expenses	1,518,950	1,164,325	(217,325)		2,465,950
Less: Fee waivers and/or expense reimbursements	(72,571)	(12,561)	80,839		(4,293)

Net Expenses	1,446,379	1,151,764	(136,486)		2,461,657

Net Investment Income (Loss)	(88,936)	382,844	136,486		430,394

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) From:
Investments	9,246,257	10,676,124	—		19,922,381
Foreign currency tranasactions	—	(14,331)	—		(14,331)

Net Realized Gain	9,246,257	10,661,793	—		19,908,050

Change in Net Unrealized Appreciation/Depreciation From:
Investments	3,613,296	2,786,234	—		6,399,530
Foreign currencies	137	2,454	—		2,591

Change in Net Unrealized Appreciation/Depreciation	3,613,433	2,788,688	—		6,402,121

Net Gain on Investments and Foreign Currencies	12,859,690	13,450,481	—		26,310,171

Increase in Net Assets From Operations	$12,770,754	$13,833,325	$136,486		$26,740,565

(a)	To adjust expenses to reflect the Combined Fund’s estimated fees and expenses based on contractual rates in effect for Legg Mason Partners Financial Services Fund.
(b)	Reflects the elimination of duplicative expenses and economies of scale achieved as a result of the proposed Reorganization.

25

Legg Mason Financial Services Fund Reorganization Into Legg Mason Partners Financial Services Fund

Notes to Pro Forma Combined Financial Statements (Unaudited)

1.	Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at April 30, 2006 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended April 30, 2006, reflect the accounts of Legg Mason Financial Services Fund (“Acquired Fund”) and Legg Mason Partners Financial Services Fund (“Acquiring Fund”), each a “Fund.” Following the combination, the Legg Mason Financial Services Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free Reorganization will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on April 30, 2006. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended April 30, 2006 as if the Reorganization occurred on May 1, 2005. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods of the Acquiring Fund will not be restated. The fiscal year ends are March 31 for the Acquired Fund and October 31 for the Acquiring Fund.

The Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustment for portfolio transactions because, upon consummation of the Reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of Reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2.	Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3.	Investment Valuation:

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset values, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

4.	Capital Shares:

The unaudited pro forma net asset values per share assume additional shares of capital stock of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of April 30, 2006. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

Estimated Reorganization expenses of $58,600 have been reflected in the Pro Forma Combined Statement of Assets and Liabilities and the Pro Forma Combined Capitalization Table.

26

5.	Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended April 30, 2006.

6.	Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

27

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

The response to this item is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on May 28, 1987.

Reference is hereby made to Paragraph 4 of the Distribution Agreement between the Registrant and CGMI (“The CGMI Distribution Agreement”), filed herewith as an Exhibit to the Registrant’s Registration Statement on Form N-1A, paragraph 7 of the Amendment to the CGMI Distribution Agreement and paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services LLC. The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

ITEM 16. EXHIBITS

1(a) Registrant’s Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on October 27, 1993.

1(b) Articles of Amendment dated October 30, 1986 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12.

1(c) Articles of Amendment dated November 17, 1989 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12.

1(d) Articles Supplementary dated November 5, 1992 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12.

1(e) Articles of Amendment dated November 19, 1992 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12.

1

1(f) Articles of Amendment dated July 30, 1993 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12.

1(g) Articles of Amendment dated October 14, 1994 and November 7, 1994, respectively, and Articles Supplementary dated November 7, 1994 are incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on December 29, 1994.

1(h) Articles of Amendment dated December 18, 1995 to the Articles of Incorporation are incorporated by reference to Post Effective Amendment No. 20 to the Registration Statement filed on January 23, 1996.

1(i) Articles of Amendment dated June 1, 1998 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on December 24, 1998.

1(j) Articles of Amendment dated November 29, 1999 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed on December 1, 1999.

1(k) Articles Supplementary dated November 29, 1999 are incorporated by reference to Post-Effective Amendment No. 25.

1(l) Certificate of Correction dated November 29, 1999 is incorporated by reference to Post-Effective Amendment No. 25.

1(m) Certificate of Correction dated November 29, 1999 is incorporated by reference to Post-Effective Amendment No. 25.

1(n) Articles Supplementary dated July 12, 2000 are incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on February 28, 2001.

1(o) Articles of Amendment to the Charter of the Corporation dated December 11, 2000 are incorporated by reference to Post-Effective Amendment No. 30.

1(p) Articles of Amendment to the Charter of the Corporation, dated October 4, 2001 are incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement filed on February 27, 2002.

1(q) Articles of Amendment to the Charter of the Corporation dated November 7, 2001 are incorporated by reference to Post-Effective Amendment No. 31.

1(r) Articles of Amendment to the Charter of the Corporation dated May 8, 2003 are incorporated by reference to Post-Effective Amendment No. 33.

1(s) Articles Supplementary dated April 14, 2003 are incorporated by reference to Post-Effective Amendment No. 33.

2

1(t) Articles of Amendment to the Charter of the Corporation dated April 14, 2003 are incorporated by reference to Post-Effective Amendment No. 33.

1(u) Article of Amendment to the Charter of the Corporation dated April 29, 2004 are incorporated by reference to Post-Effective Amendment No. 34.

1(v) Articles of Amendment to the Charter of the Corporation dated March 31, 2006 are filed herewith.

2 Registrant’s Amended and Restated By-laws dated January 29, 2003 is incorporated by reference to Post-Effective Amendment No. 33.

3 Not applicable.

4 Form of Agreement and Plan of Reorganization is included in Part A of the Registration Statement on Form N-14.

5 Specimen form of common stock certificate is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on December 24, 1998.

6(a) Management Agreement between the Registrant and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) on behalf of Legg Mason Partners Financial Services Fund dated August 1, 2006 is filed herewith.

6(b) Subadvisory Agreement between LMPFA and Batterymarch Financial Management, Inc., with respect to the Registrant on behalf of Legg Mason Partners Financial Services Fund dated August 1, 2006 is filed herewith.

7(a) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on February 25, 1999 (“Post-Effective Amendment No. 24”).

7(b) Form of Distribution Agreement between Registrant and Citigroup Global Markets Inc. (“CGMI”) is incorporated by reference to Post-Effective Amendment No. 37.

7(c) Form of Distribution Agreement between Registrant and PFS Distributors Inc. (“PFS”) is incorporated by reference to Post-Effective Amendment No. 37.

7(d) Form of Distribution Agreement between Registrant and Legg Mason Investor Services, LLC (“LMIS”) is incorporated by reference to Post-Effective Amendment No. 37.

8 Not applicable.

9 Form of Custodian Services Agreement between the Registrant and State Street Bank and Trust Company, dated January 1, 2006, is incorporated by reference to Post-Effective Amendment No. 38 filed on February 27, 2006.

3

10(a) Amended Service and Distribution Plan pursuant to Rule 12b-1, dated December 1, 2005 is incorporated by reference to Post-Effective Amendment No. 37.

10(b) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 37.

11(a) Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is filed herewith.

11(b) Opinion and consent of Venable LLP as to the legality of the securities being registered is filed herewith.

12 Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

13 Not applicable.

14 Consents of Independent Registered Public Accounting Firms are filed herewith.

15 Not applicable.

16 Powers of Attorney are filed herewith.

17(a) Form of Proxy Card is filed herewith.

17(b) Statement of Additional Information of Legg Mason Partners Financial Services Fund dated February 28, 2006 is filed herewith.

17(c) Annual Report of Legg Mason Partners Financial Services Fund for the year ended October 31, 2005 is filed herewith.

17(d) Semi-Annual Report of Legg Mason Partners Financial Services Fund for the six months ended April 30, 2006 is filed herewith.

17(e) Prospectus and Statement of Additional Information of Legg Mason Financial Services Fund, a series of Legg Mason Investors Trust, Inc., dated August 1, 2006 are filed herewith.

17(f) Annual Report of Legg Mason Financial Services Fund, a series of Legg Mason Investors Trust, Inc., for the year ended March 31, 2006 is filed herewith.

17(g) Amended Code of Ethics - Citigroup Asset Management - North America and certain registered investment companies, as amended September 13, 2005 is incorporated by reference to Post-Effective Amendment No. 37.

7(h) Code of Ethics of CGMI is incorporated by reference to Post-Effective Amendment No. 32.

17(i) Code of Ethics of PFS is incorporated by reference to Post-Effective Amendment No. 32.

4

17(j) Code of Ethics of LMIS is incorporated by reference to Post-Effective Amendment No. 37.

17(k) Form of Transfer Agency Agreement between the Registrant and PFPC Inc. is incorporated by reference to Post-Effective Amendment No. 38 filed on February 27, 2006.

17(l) License Agreement between Citigroup Inc. and the Registrant dated as of December 1, 2005 is incorporated by reference to Post-Effective Amendment No. 37.

17(m) Purchase Agreement between the Registrant and Shearson Lehman Brothers is incorporated by reference to Pre-Effective Amendment No. 1.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The registrant hereby undertakes to file, by post-effective amendment, the final opinion of Dechert LLP supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

5

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 22nd day of September, 2006.

LEGG MASON PARTNERS SECTOR SERIES, INC. on behalf of Legg Mason Partners Financial Services Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman of the Board, President and ChiefExecutive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ R. Jay Gerken	Chairman of the Board, President and Chief Executive Officer	September 22, 2006
R. Jay Gerken

/s/ Kaprel Ozsolak	Treasurer, Chief Financial and Accounting Officer	September 22, 2006
Kaprel Ozsolak

/s/ Dwight B. Crane*	Director	September 22, 2006
Dwight B. Crane

/s/ Burt N. Dorsett*	Director	September 22, 2006
Burt N. Dorsett

/s/ Elliot S. Jaffe*	Director	September 22, 2006
Elliot S. Jaffe

/s/ Stephen E. Kaufman*	Director	September 22, 2006
Stephen E. Kaufman

/s/ Cornelius C. Rose*	Director	September 22, 2006
Cornelius C. Rose

*By:	/s/ R. Jay Gerken
R. Jay Gerken, Attorney-in-Fact

6

EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS

1(v)	Articles of Amendment to the Charter of the Corporation Dated March 31, 2006.

6(a)	Management Agreement between the Registrant and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) on behalf of Legg Mason Partners Financial Services Fund dated August 1, 2006.

6(b)	Subadvisory Agreement between LMPFA and Batterymarch Financial Management, Inc., with respect to the Registrant on behalf of Legg Mason Partners Financial Services Fund dated August 1, 2006.

11(a)	Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered.

11(b)	Opinion and consent of Venable LLP as to the legality of the securities being registered.

12	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

14	Consents of Independent Registered Public Accounting Firms.

16	Powers of Attorney.

17(a)	Form of Proxy Card.

17(b)	Statement of Additional Information of Legg Mason Partners Financial Services Fund dated February 28, 2006.

17(c)	Annual Report of Legg Mason Partners Financial Services Fund for the year ended October 31, 2005.

17(d)	Semi-Annual Report of Legg Mason Partners Financial Services Fund for the six months ended April 30, 2006.

17(e)	Prospectus and Statement of Additional Information of Legg Mason Financial Services Fund, a series of Legg Mason Investors Trust, Inc., dated August 1, 2006.

17(f)	Annual Report of Legg Mason Financial Services Fund, a series of Legg Mason Investors Trust, Inc., for the year ended March 31, 2006.